                                                      FILED PURSUANT TO RULE 433
                                       REGISTRATION STATEMENT NO.: 333-130755-04

STRUCTURAL AND COLLATERAL INFORMATION

$2,046,984,000 (APPROXIMATE OFFERED CERTIFICATES)

$2,243,271,168 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
OFFERED CLASSES A-1, A-2, A-3, A-AB, A-4, A-1A, XP,
A-M, A-J, B AND C CERTIFICATES

BANK OF AMERICA COMMERCIAL MORTGAGE TRUST 2006-5
ISSUING ENTITY

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR AND MORTGAGE LOAN SELLER

BARCLAYS CAPITAL REAL ESTATE INC.
SPONSOR AND MORTGAGE LOAN SELLER

BEAR STEARNS COMMERCIAL MORTGAGE, INC.
SPONSOR AND MORTGAGE LOAN SELLER

SUNTRUST BANK
MORTGAGE LOAN SELLER

CITIGROUP GLOBAL MARKETS REALTY CORP.
MORTGAGE LOAN SELLER

BANK OF AMERICA, NATIONAL ASSOCIATION
MASTER SERVICER

MIDLAND LOAN SERVICES, INC.
SPECIAL SERVICER

SEPTEMBER 2006

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST,
YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER
DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT
THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING
EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY
UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND
YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU
E-MAIL A REQUEST TO DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM. THE
SECURITIES MAY NOT BE SUITABLE FOR ALL INVESTORS. BANC OF AMERICA SECURITIES
LLC AND THE OTHER UNDERWRITERS AND THEIR AFFILIATES MAY ACQUIRE, HOLD OR SELL
POSITIONS IN THESE SECURITIES, OR IN RELATED DERIVATIVES, AND MAY HAVE AN
INVESTMENT OR COMMERCIAL BANKING RELATIONSHIP WITH THE ISSUER. SEE "IMPORTANT
NOTICE REGARDING THE OFFERED CERTIFICATES" IN THIS FREE WRITING PROSPECTUS.

BANC OF AMERICA SECURITIES LLC                          BEAR, STEARNS & CO. INC.
                                   ----------
BARCLAYS CAPITAL                                      SUNTRUST ROBINSON HUMPHREY
                                   ----------
MORGAN STANLEY                                             RBS GREENWICH CAPITAL

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES
--------------------------------------------------------------------------------

THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET POOLS
BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE POSSIBILITY
THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR ELIMINATED AT
ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS) AND ARE
OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN YOU ARE
CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL COME INTO
BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN PRICED AND WE
HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY "INDICATIONS
OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY US, WILL NOT
CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

                                   ----------

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc.,
SunTrust Capital Markets, Inc., Morgan Stanley & Co. Incorporated and Greenwich
Capital Markets, Inc. (each an "Underwriter" and, collectively, the
"Underwriters") make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and subject to change.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their respective affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                   ----------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                   ----------

                            IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT
BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES.
THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN
CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS
ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR
CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                                   ----------

The file number of the registration statement to which this free writing prospectus relates is 333-130755.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                               TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-off Date

Ten Largest Mortgage Loans or Crossed Portfolios

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                                            APPROX.
             EXPECTED       CERTIFICATE       % OF                                                ASSUMED
              RATINGS       BALANCE OR      INITIAL   APPROX.      WEIGHTED     PRINCIPAL          FINAL
          --------------     NOTIONAL         POOL     CREDIT      AVERAGE        WINDOW       DISTRIBUTION            RATE
CLASS     MOODY'S/S&P(1)     AMOUNT(2)      BALANCE   SUPPORT   LIFE (YRS)(3)    (MOS)(3)         DATE(3)              TYPE
---------------------------------------------------------------------------------------------------------------------------------

A-1(4)       Aaa / AAA     $ 67,000,000       2.987%   30.000%     3.33           1 - 57       July 10, 2011          Fixed(5)
A-2(4)       Aaa / AAA     $411,000,000      18.321%   30.000%     4.92          57 - 60     October 10, 2011         Fixed(5)
A-3(4)       Aaa / AAA     $ 46,800,000       2.086%   30.000%     7.02          83 - 88     February 10, 2014        Fixed(5)
A-AB(4)      Aaa / AAA     $ 56,400,000       2.514%   30.000%     6.76          60 - 102     April 10, 2015          Fixed(5)
A-4(4)       Aaa / AAA     $758,891,000      33.830%   30.000%     9.54         102 - 119   September 10, 2016        Fixed(5)
A-1A(4)      Aaa / AAA     $230,198,000      10.262%   30.000%     9.61          1 - 119    September 10, 2016        Fixed(5)
XP           Aaa / AAA              TBD(6)      N/A       N/A          (6)         N/A              N/A          Variable Rate(6)
A-M          Aaa / AAA     $224,327,000      10.000%   20.000%     9.91         119 - 119   September 10, 2016        Fixed(5)
A-J          Aaa / AAA     $179,462,000       8.000%   12.000%     9.91         119 - 120    October 10, 2016         Fixed(5)
B            Aa2 / AA      $ 47,670,000       2.125%    9.875%     9.99         120 - 120    October 10, 2016         Fixed(5)
C            Aa3 / AA-     $ 25,236,000       1.125%    8.750%     9.99         120 - 120    October 10, 2016         Fixed(5)

NON-OFFERED CERTIFICATES(7)

                                            APPROX.
           EXPECTED        CERTIFICATE        % OF                                               ASSUMED
            RATINGS         BALANCE OR      INITIAL   APPROX.      WEIGHTED     PRINCIPAL         FINAL
        --------------       NOTIONAL         POOL     CREDIT      AVERAGE        WINDOW      DISTRIBUTION           RATE
CLASS   MOODY'S/S&P(1)      AMOUNT(2)       BALANCE   SUPPORT   LIFE (YRS)(3)    (MOS)(3)        DATE(3)             TYPE
-------------------------------------------------------------------------------------------------------------------------------

D           A2 / A       $   28,041,000      1.250%    7.500%      9.99         120 - 120   October 10, 2016       Fixed(5)
E           A3 / A-      $   22,433,000      1.000%    6.500%      9.99         120 - 120   October 10, 2016       Fixed(5)
F         Baa1 / BBB+    $   28,041,000      1.250%    5.250%      9.99         120 - 120   October 10, 2016       Fixed(5)
G         Baa2 / BBB     $   19,629,000      0.875%    4.375%      9.99         120 - 120   October 10, 2016       Fixed(5)
H         Baa3 / BBB-    $   33,649,000      1.500%    2.875%      9.99         120 - 120   October 10, 2016       Fixed(5)
J          Ba1 / BB+     $    5,608,000      0.250%    2.625%      9.99         120 - 120   October 10, 2016       Fixed(5)
K          Ba2 / BB      $    8,412,000      0.375%    2.250%      9.99         120 - 120   October 10, 2016       Fixed(5)
L          Ba3 / BB-     $    5,608,000      0.250%    2.000%      9.99         120 - 120   October 10, 2016       Fixed(5)
M           B1 / B+      $    2,804,000      0.125%    1.875%      9.99         120 - 120   October 10, 2016       Fixed(5)
N           B2 / B       $    5,609,000      0.250%    1.625%      9.99         120 - 120   October 10, 2016       Fixed(5)
O           B3 / B-      $    8,412,000      0.375%    1.250%      9.99         120 - 120   October 10, 2016       Fixed(5)
P           NR / NR      $   28,041,167      1.250%    0.000%      9.99         120 - 120   October 10, 2016       Fixed(5)
XC         Aaa / AAA     $2,243,271,167(8)    N/A       N/A            (8)         N/A             N/A         Variable Rate(8)

(1)  Ratings shown are those of Moody's Investors Service, Inc. and Standard &
     Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., respectively.

(2)  As of the delivery date. Subject to a variance of plus or minus 5.0%.

(3)  Based on the maturity assumptions (as defined under "YIELD AND MATURITY
     CONSIDERATIONS" in the prospectus supplement). As of the delivery date, calculations for the certificates assumed no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of the Mortgage Loans with anticipated repayment dates, the related anticipated repayment date).

(4)  For purposes of making distributions to the Class A-1, A-2, A-3, A-AB, A-4 and A-1A Certificates, the pool of Mortgage Loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 158 Mortgage Loans, representing approximately 89.7% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off
     Date. Loan Group 2 will consist of 25 Mortgage Loans, representing approximately 10.3% of the aggregate principal balance of the pool of
     Mortgage Loans as of the Cut-off Date. Loan Group 2 will include approximately 67.1% of the aggregate principal balance of all the Mortgage
     Loans secured by multifamily properties and 22.3% of the aggregate principal balance of all Mortgage Loans secured by manufactured housing properties. So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class
     A-1, A-2, A-3, A-AB, A-4, A-1A, XC and XP Certificates, interest distributions on Class A-1, A-2, A-3, A-AB and A-4 Certificates will be based on amounts available relating to Mortgage Loans in Loan Group 1, interest distributions on the Class A-1A Certificates will be based on amounts available relating to Mortgage Loans in Loan Group 2 and interest distributions on the Class XC and XP Certificates will be based on amounts available relating to all the Mortgage Loans. In addition, generally, the
     Class A-1, A-2, A-3, A-AB and A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of
     Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class
     A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate
     Balance of the Class A-1, A-2, A-3, A-AB and A-4 Certificates have been reduced to zero. However, on and after any distribution date on which the
     Certificate Balances of the Class A-M through Class P Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of Mortgage Loans will be distributed to the Class A-1,
     A-2, A-3, A-AB, A-4 and A-1A Certificates pro rata without regard to loan group.

(5)  The Class A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B, C, D, E, F, G, H, J,
     K, L, M, N, O and P Certificates will each accrue interest at either: (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(6)  The Class XP Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XP Certificates, as described in the prospectus supplement. The interest rate applicable to the Class XP
     Certificates for each distribution date will be as described in the prospectus supplement. See "DESCRIPTION OF THE CERTIFICATES--Pass-Through
     Rates" in the prospectus supplement.

(7)  Not offered by the prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(8)  The Class XC Certificates are not offered by the prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.
     The Class XC Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC Certificates, as described in the prospectus supplement. The interest rate applicable to the Class XC
     Certificates for each distribution date will be as described in the prospectus supplement. See "DESCRIPTION OF THE CERTIFICATES--Pass-Through
     Rates" in the prospectus supplement.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        4

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED SEPTEMBER __
     2006.

ISSUE TYPE                 REMIC. Class A-1, A-2, A-3, A-AB, A-4, A-1A, XP, A-M,
                           A-J, B and C Certificates (collectively, the "Offered
                           Certificates") are offered publicly.

CUT-OFF DATE               All Mortgage Loan characteristics are based on
                           balances as of the Cut-off Date, which is October 1,
                           2006 (or, with respect to Loan No. 20061737, October
                           5, 2006).

MORTGAGE POOL              The Mortgage Pool consists of 183 Mortgage Loans (the
                           "Mortgage Loans") with an aggregate balance as of the
                           Cut-off Date of $2,243,271,168 (the "Initial Pool
                           Balance"). For purposes of making distributions to
                           the Class A-1, A-2, A-3, A-AB, A-4 and A-1A
                           Certificates, the Mortgage Pool will be deemed to
                           consist of two distinct loan groups, Loan Group 1 and
                           Loan Group 2. Loan Group 1 will consist of 158
                           Mortgage Loans, representing approximately 89.7% of
                           the Initial Pool Balance as of the Cut-off Date. Loan
                           Group 2 will consist of 25 Mortgage Loans,
                           representing approximately 10.3% of the Initial Pool
                           Balance as of the Cut-off Date. The Mortgage Loans
                           are secured by 392 properties (the "Mortgaged
                           Properties") located throughout 46 states and the
                           Commonwealth of Puerto Rico.

DEPOSITOR                  Banc of America Commercial Mortgage Inc.

ISSUING ENTITY             Banc of America Commercial Mortgage Trust 2006-5.

SPONSORS                   Bank of America, National Association ("Bank of
                           America" or "BofA"), Barclays Capital Real Estate
                           Inc. ("Barclays" or "BCRE") and Bear Stearns
                           Commercial Mortgage, Inc. ("Bear Stearns" or
                           "BSCMI").

MORTGAGE LOAN SELLERS      Bank of America, Barclays, Bear Stearns, SunTrust
                           Bank ("SunTrust") and Citigroup Global Markets Realty
                           Corp. ("Citi").

UNDERWRITERS               Banc of America Securities LLC, Barclays Capital
                           Inc., and Bear, Stearns & Co. Inc. are acting as
                           co-lead managers. Banc of America Securities LLC and
                           Bear, Stearns & Co. Inc. are acting as joint
                           bookrunners. SunTrust Capital Markets, Inc., Morgan
                           Stanley & Co. Incorporated and Greenwich Capital
                           Markets, Inc. are acting as co-managers.

TRUSTEE                    LaSalle Bank National Association

MASTER SERVICER            Bank of America, National Association. See "THE
                           SERVICERS--The Master Servicer" in the prospectus
                           supplement.

SPECIAL SERVICER           Midland Loan Services, Inc. See "The SERVICERS--The
                           Special Servicer" in the prospectus supplement.

RATING AGENCIES            Moody's Investors Service, Inc. ("Moody's") and
                           Standard and Poor's Ratings Services, a division of
                           The McGraw-Hill Companies, Inc. ("S&P").

DENOMINATIONS              $10,000 minimum for the Class A-1, A-2, A-3, A-AB,
                           A-4, A-1A, A-M and A-J Certificates, $1,000,000
                           minimum (notional) for the Class XP Certificates and
                           $100,000 minimum for the Class B and C Certificates.

SETTLEMENT DATE            On or about October __, 2006.

SETTLEMENT TERMS           Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE          The 10th day of each month, or if such 10th day is
                           not a Business Day, the next succeeding Business Day.
                           The first Distribution Date with respect to the
                           Offered Certificates will occur in November 2006.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        5

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

DETERMINATION DATE         For any Distribution Date, the earlier of (i) the
                           sixth day of the month in which the related
                           Distribution Date occurs, or if such sixth day is not
                           a Business Day, then the immediately preceding
                           Business Day, and (ii) the fourth Business Day prior
                           to the related Distribution Date.

INTEREST DISTRIBUTIONS     Each Class of Offered Certificates will be entitled
                           on each Distribution Date to interest accrued at its
                           Pass-Through Rate for such Distribution Date on the
                           outstanding Certificate Balance of such Class during
                           the prior calendar month. Interest will be
                           distributed on each Distribution Date in sequential
                           order of class designations with the Class A-1, A-2,
                           A-3, A-AB, A-4, A-1A, XC and XP Certificates ranking
                           pari passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS    Principal will be distributed on each Distribution
                           Date to the Class of Sequential Pay Certificates
                           outstanding with the earliest sequential Class
                           designation until its Certificate Balance is reduced
                           to zero (except that the Class A-AB Certificates are
                           entitled to certain priority on each Distribution
                           Date with respect to being paid down to their planned
                           principal balance as described in the prospectus
                           supplement). Generally, the Class A-1, A-2, A-3, A-AB
                           and A-4 Certificates will only be entitled to receive
                           distributions of principal collected or advanced in
                           respect of Mortgage Loans in Loan Group 1 until the
                           Certificate Balance of the Class A-1A Certificates
                           has been reduced to zero, and the Class A-1A
                           Certificates will only be entitled to receive
                           distributions of principal collected or advanced in
                           respect of Mortgage Loans in Loan Group 2 until the
                           Certificate Balances of the Class A-1, A-2, A-3, A-AB
                           and A-4 Certificates have been reduced to zero. If,
                           due to losses, the Certificate Balances of the Class
                           A-M through Class P Certificates are reduced to zero
                           but any two or more classes of Class A-1, A-2, A-3,
                           A-AB, A-4 or A-1A Certificates remain outstanding,
                           payments of principal to the outstanding Class A-1,
                           A-2, A-3, A-AB, A-4 and A-1A Certificates will be
                           made on a pro rata basis without regard to loan
                           groups.

LOSSES                     To be applied first to the Class P Certificates, then
                           to the next most subordinate Class of Sequential Pay
                           Certificates until the Certificate Balance of each
                           such succeeding Class of Sequential Pay Certificates
                           is reduced to zero, and following the reduction of
                           the Certificate Balance of the Class A-M Certificates
                           to zero, pro rata to the Class A-1, A-2, A-3, A-AB,
                           A-4 and A-1A Certificates. However, with respect to
                           (A) the Eastridge Mall Mortgage Loan (identified as
                           Loan No. 3402934 on ANNEX A to the prospectus
                           supplement) losses will be allocated first to the
                           related Note B and then to the related Note A (which
                           will be applied to the classes of Sequential Pay
                           Certificates as described above); (B) the Camp Group
                           Portfolio Loan (identified as Loan No. 3402523 on
                           ANNEX A to the prospectus supplement) losses will be
                           allocated first to the related Note B and then to the
                           related Note A (which will be applied to the classes
                           of Sequential Pay Certificates as described above);
                           and (C) the Seville Plaza Mortgage Loan (identified
                           as Loan No. 59579 on ANNEX A to the prospectus
                           supplement) losses will be allocated first to the
                           related Note B and then to the related Note A (which
                           will be applied to the classes of Sequential Pay
                           Certificates as described above).

PREPAYMENT PREMIUMS        The manner in which any prepayment premiums received
                           during a particular Collection Period will be
                           allocated to one or more of the classes of Offered
                           Certificates is described in the "DESCRIPTION OF THE
                           CERTIFICATES--Distributions--Distributions of
                           Prepayment Premiums" in the prospectus supplement.

ADVANCES                   Subject to certain limitations, including, but not
                           limited to, a recoverability determination, the
                           Master Servicer will be required to advance certain
                           principal and interest payments and other expenses.
                           In the event that the Master Servicer fails to make
                           such advances, the Trustee may be required to do so.

OPTIONAL TERMINATION       The Master Servicer, the Special Servicer and certain
                           Certificateholders will have the option to terminate
                           the Trust, in whole but not in part, and purchase the
                           remaining assets of the Trust on or after the
                           Distribution Date on which the Stated Principal
                           Balance of the Mortgage Loans then outstanding is
                           less than 1% of the Initial Pool Balance. Such

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        6

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                           purchase price will generally be at a price equal to
                           the unpaid aggregate principal balance of the
                           Mortgage Loans (or fair market value in the case of
                           REO Properties), plus accrued and unpaid interest and
                           certain other additional trust fund expenses.

CONTROLLING CLASS          The most subordinate Class of Sequential Pay
                           Certificates with an outstanding Certificate Balance
                           at least equal to 25% of its initial Certificate
                           Balance or, if no such Class satisfies such criteria,
                           the Class of Sequential Pay Certificates with the
                           then largest outstanding Class Balance.

ERISA                      The Offered Certificates are expected to be ERISA
                           eligible.

SMMEA                      The Offered Certificates are not expected to be
                           "mortgage-related securities" for the purposes of
                           SMMEA.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        7

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------
CONTACT INFORMATION
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC       BEAR, STEARNS & CO. INC.            BARCLAYS CAPITAL INC.
Bill Hale                            Craig Sedmak                        Haejin Baek
(704) 388-1597 (Phone)               (212) 272-4953 (Phone)              (212) 412-1863 (Phone)
(704) 388-9677 (Fax)                 (917) 849-0223 (Fax)                (212) 412-7489 (Fax)
bill.e.hale@bankofamerica.com        csedmak@bear.com                    haejin.baek@barcap.com

Geordie Walker                       Tim Koltermann                      Brian Dixon
(704) 388-1597 (Phone)               (212) 272-4953 (Phone)              (212) 412-2663 (Phone)
(704) 388-9677 (Fax)                 (917) 849-0223 (Fax)                (212) 412-7305 (Fax)
geordie.r.walker@bankofamerica.com   tkoltermann@bear.com                brian.dixon@barcap.com

Chris Springer                       Jignesh Patel                       Craig Leonard
(704) 388-1597 (Phone)               (212) 272-6184 (Phone)              (212) 412-2663 (Phone)
(704) 388-9677 (Fax)                 (917) 849-0223 (Fax)                (212) 412-7305 (Fax)
chris.springer@bankofamerica.com     jignesh.patel@bear.com              craig.leonard@barcap.com

                                                                         Sang Yu
                                                                         (212) 412-3685 (Phone)
                                                                         (212) 412-1678 (Fax)
                                                                         sang.yu@barcap.com

SUNTRUST CAPITAL MARKETS, INC.       MORGAN STANLEY & CO. INCORPORATED   GREENWICH CAPITAL MARKETS, INC.
Patrick Guidera                      Kara McShane                        Chris McCormack
(404) 230-5061 (Phone)               (212) 761-2164 (Phone)              (203) 625-2900 (Phone)
(404) 588-8753 (Fax)                 (212) 507-5062 (Fax)                (203) 618-2052 (Fax)
patrick.guidera@suntrust.com         kara.mcshane@morganstanley.com      mccormc@rbsgc.com

Roberto Lumpris                      Jon Miller                          Andrew Flick
(404) 532-0715 (Phone)               (212) 761-1317 (Phone)              (203) 625-2900 (Phone)
(404) 813-0000 (Fax)                 (212) 507-6994 (Fax)                (203) 302-7228 (Fax)
roberto.lumpris@suntrust.com         jon.miller@morganstanley.com        andrew.flick@rbsgc.com

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        8

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS

                                                                                     MORTGAGE POOL
                                                                                   ----------------

Number of Mortgage Loans .......................................................          183
Number of Mortgaged Properties .................................................          392
Aggregate Balance of all Mortgage Loans(1) .....................................    $2,243,271,168
Number of Balloon Payment Mortgage Loans(2)(3) .................................          167
Aggregate Balance of Balloon Payment Mortgage Loans(2)(3) ......................    $1,733,283,168
Number of Anticipated Repayment Date Mortgage Loans(3)(4) ......................           5
Aggregate Balance of Anticipated Repayment Date Mortgage Loans(4) ..............    $226,650,000
Number of Interest Only Mortgage Loans(4) ......................................          16
Aggregate Balance of Interest Only Mortgage Loans ..............................    $509,988,000
Maximum Balance ................................................................    $133,500,000
Minimum Balance ................................................................       $514,071
Average Balance ................................................................    $12,258,312
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ..................           3
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted ........    $152,000,000
Weighted Average Cut-off Date LTV Ratio ........................................         70.9%
Maximum Cut-off Date LTV Ratio .................................................         83.3%
Minimum Cut-off Date LTV Ratio .................................................         35.7%
Weighted Average DSCR ..........................................................         1.34x
Maximum DSCR ...................................................................         2.64x
Minimum DSCR ...................................................................         1.07x
Weighted Average LTV at Maturity or Anticipated Repayment Date .................         66.1%
Range of Mortgage Loan Interest Rates ..........................................   4.960% to 6.840%
Weighted Average Mortgage Loan Interest Rate ...................................        6.114%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months)(5) ..       51 to 120
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date(5) ...          105

                                                                                     LOAN GROUP 1      LOAN GROUP 2
                                                                                   ---------------   ----------------

Number of Mortgage Loans .......................................................          158               25
Number of Mortgaged Properties .................................................          367               25
Aggregate Balance of all Mortgage Loans(1) .....................................    $2,013,072,464    $230,198,704
Number of Balloon Payment Mortgage Loans(2)(3) .................................          147               20
Aggregate Balance of Balloon Payment Mortgage Loans(2)(3) ......................    $1,581,457,464    $151,825,704
Number of Anticipated Repayment Date Mortgage Loans(3)(4) ......................           5                 0
Aggregate Balance of Anticipated Repayment Date Mortgage Loans(4) ..............    $226,650,000            $0
Number of Interest Only Mortgage Loans(4) ......................................           11                5
Aggregate Balance of Interest Only Mortgage Loans ..............................    $431,615,000       $78,373,000
Maximum Balance ................................................................    $133,500,000       $30,523,000
Minimum Balance ................................................................       $514,071         $2,120,000
Average Balance ................................................................     $12,740,965        $9,207,948
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ..................           3                 0
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted ........    $152,000,000            $0
Weighted Average Cut-off Date LTV Ratio ........................................         70.7%             73.3%
Maximum Cut-off Date LTV Ratio .................................................         83.3%             80.0%
Minimum Cut-off Date LTV Ratio .................................................         35.7%             58.7%
Weighted Average DSCR ..........................................................         1.35x             1.28x
Maximum DSCR ...................................................................         2.64x             1.63x
Minimum DSCR ...................................................................         1.07x             1.15x
Weighted Average LTV at Maturity or Anticipated Repayment Date .................         65.8%             68.8%
Range of Mortgage Loan Interest Rates ..........................................   4.960% to 6.840%  5.312% to 6.550%
Weighted Average Mortgage Loan Interest Rate ...................................        6.113%            6.125%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months)(5) ..       51 to 120        111 to 119
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date(5) ...          104               118

----------
(1)  Subject to a permitted variance of plus or minus 5.0%.

(2)  Excludes Mortgage Loans (including anticipated repayment date mortgage loans) that are Interest Only until maturity or until the anticipated repayment date.

(3)  Four Mortgage Loans, Loan Nos. 47621, 48430, 48429, and 47563 (such Loan
     Numbers are set forth in ANNEX A to the prospectus supplement), representing 2.3%, 2.3%, 2.2%, and 0.5% of the Initial Pool Balance (2.5%,
     2.5%, 2.5%, and 0.6% of the Group 1 Balance), respectively, are all
     Anticipated Repayment Date Loans and Balloon Mortgage Loans which results in such Mortgage Loans appearing in each category.

(4)  One Mortgage Loan, Loan No. 47200, representing 2.8% of the Initial Pool
     Balance (3.1% of the Group 1 Balance) is both an ARD Loan and an Interest
     Only Mortgage Loan which results in such Mortgage Loan appearing in each category.

(5)  In the case of mortgage loans that have an anticipated repayment date, the maturity is based on the related anticipated repayment date.

*    The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this free writing prospectus.

     One mortgage loan referred to as the Eastridge Mall Mortgage Loan is evidenced by a split loan structure comprised of a note A, referred to as the Eastridge Mall Note A, and a subordinate note B referred to as the
     Eastridge Mall Note B. Only the Eastridge Mall A/B Note A is included in the trust fund. The aggregate principal balance as of the cut-off date of the Eastridge Mall Note A is $133,500,000 and the aggregate principal balance as of the cut-off date of the Eastridge Mall Note B is $36,500,000.
     Unless otherwise stated, all references to the principal balance and the related information (including cut-off date balances) of the Eastridge Mall
     Mortgage Loan are references only to the Eastridge Mall Note A (and exclude the Eastridge Mall Note B).

     One mortgage loan referred to as the Camp Group Portfolio Mortgage Loan is evidenced by a split loan structure comprised of a note A, referred to as the Camp Group Portfolio Note A, and a subordinate note B referred to as the Camp Group Portfolio Note B. Only the Camp Group Portfolio Note A is
     included in the trust fund. The aggregate principal balance as of the cut-off date of the Camp Group Portfolio Note A is $45,800,000 and the
     aggregate principal balance as of the cut-off date of the Camp Group
     Portfolio Note B is $4,050,000. Unless otherwise stated, all references to the principal balance and the related information (including cut-off date balances) of the Camp Group Portfolio Mortgage Loan are references only to the Camp Group Portfolio Note A (and exclude the Camp Group Portfolio Note
     B).

     One mortgage loan referred to as the Seville Plaza Mortgage Loan is evidenced by a split loan structure comprised of a note A, referred to as the Seville Plaza Note A, and a subordinate note B referred to as the
     Seville Plaza Note B. Only the Seville Plaza Note A is included in the trust fund. The aggregate principal balance as of the cut-off date of the
     Seville Plaza Note A is $21,650,000 and the aggregate principal balance as of the cut-off date of the Seville Plaza Note B is $3,000,000. Unless otherwise stated, all references to the principal balance and the related information (including cut-off date balances) of the Seville Plaza Mortgage
     Loan are references only to the Seville Plaza Note A (and exclude the
     Seville Plaza Note B).

     See also "SUMMARY OF THE PROSPECTUS SUPPLEMENT--Certain Mortgage Loan
     Calculations" and "GLOSSARY OF PRINCIPAL DEFINITIONS" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                        9

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

              [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART]

Multifamily            14.3%
Office                 12.4%
Hotel                  12.2%
Industrial              5.2%
Self Storage            4.7%
Other                   4.5%
Manufactured Housing    3.1%
Mixed Use               0.8%
Retail                 42.8%

PROPERTY TYPE

                                                       % OF      WEIGHTED                      WEIGHTED                     WEIGHTED
                        NUMBER OF      AGGREGATE     INITIAL      AVERAGE        MIN-MAX        AVERAGE         MIN-MAX      AVERAGE
                        MORTGAGED    CUT-OFF DATE      POOL    UNDERWRITTEN   UNDERWRITTEN   CUT-OFF DATE    CUT-OFF DATE   MORTGAGE
    PROPERTY TYPE      PROPERTIES       BALANCE      BALANCE       DSCR           DSCR         LTV RATIO       LTV RATIO      RATE
------------------------------------------------------------------------------------------------------------------------------------

Retail                     219      $  960,482,226     42.8%       1.35x      1.07x/2.64x       70.8%        39.0% / 83.3%   6.063%
   Anchored                197         884,059,392     39.4        1.35x      1.07x/2.64x       71.3%        39.0 / 83.3     6.052%
   Unanchored               14          52,239,113      2.3        1.37x      1.17x/1.81x       64.0%        50.5 / 79.4     6.203%
   Shadow Anchored           8          24,183,721      1.1        1.29x      1.15x/1.38x       68.0%        54.1 / 80.1     6.163%
Multifamily                 34         320,276,583     14.3        1.30x      1.15x/1.63x       70.1%        58.7 / 80.0     6.008%
Office                      31         278,309,267     12.4        1.25x      1.12x/2.08x       69.7%        35.7 / 80.0     6.012%
Hotel                       34         272,991,926     12.2        1.43x      1.19x/2.36x       71.2%        50.9 / 75.8     6.392%
Industrial                  21         117,451,564      5.2        1.32x      1.15x/1.56x       73.0%        64.7 / 79.9     6.116%
Self Storage                15         105,722,417      4.7        1.33x      1.20x/1.43x       69.8%        49.4 / 80.0     6.126%
Other                       20         101,420,529      4.5        1.52x      1.21x/1.74x       72.3%        60.5 / 79.9     6.228%
Manufactured Housing        15          68,706,656      3.1        1.23x      1.19x/1.47x       74.6%        46.7 / 79.7     6.423%
Mixed Use                    3          17,910,000      0.8        1.27x      1.22x/1.42x       78.6%        75.1 / 80.0     6.184%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG:             392      $2,243,271,168    100.0%       1.34X      1.07X/2.64X       70.9%        35.7% / 83.3%   6.114%
------------------------------------------------------------------------------------------------------------------------------------

AMORTIZATION TYPE

                                                                   % OF
                                                                  INITIAL     % OF     % OF
                                 NUMBER       AGGREGATE CUT-OFF     POOL    GROUP 1   GROUP 2
   AMORTIZATION TYPE      OF MORTGAGE LOANS     DATE BALANCE      BALANCE   BALANCE   BALANCE
---------------------------------------------------------------------------------------------

IO, Balloon                       88            $1,134,473,168      50.6%     49.9%     56.4%
   6 month IO loans(1)             2                34,600,000       1.5       1.7       0.0
   12 month IO loans(1)            5                28,830,000       1.3       0.8       5.8
   23 month IO loans(1)            1                 5,150,000       0.2       0.3       0.0
   24 month IO loans(1)           27               194,318,668       8.7       8.6       9.5
   30 month IO loans(1)            1                 4,600,000       0.2       0.2       0.0
   36 month IO loans(1)           13               161,695,000       7.2       8.0       0.0
   42 month IO loans(1)            1               130,000,000       5.8       6.5       0.0
   48 month IO loans(1)            7                80,120,000       3.6       1.7      20.1
   60 month IO loans(1)           31               495,159,500      22.1      22.2      20.9
Interest Only                     15               447,188,000      19.9      18.3      34.0
Balloon                           75               434,959,999      19.4      20.5       9.6
IO, Hyper Am                       4               163,850,000       7.3       8.1       0.0
Interest Only, Hyper Am            1                62,800,000       2.8       3.1       0.0
---------------------------------------------------------------------------------------------
TOTAL:                           183            $2,243,271,168     100.0%    100.0%    100.0%
---------------------------------------------------------------------------------------------

(1)  Includes (a) one Mortgage Loan, Loan No. 20061698, representing 0.4% of the
     Initial Pool Balance (0.4% of the Group 1 Balance), that is amortizing for the first 37 months, interest only for months 38 through 49, amortiziting for months 50 through 97, interest only in months 98 through 109 and amortizing in months 110 through 120 with a balloon payment due in month
     120; and (b) one Mortgage Loan, Loan No. 20061697, representing 0.2% of the
     Initial Pool Balance (0.2% of the Group 1 Balance), that is amortizing for the first 87 months and interest only in months 88 through 111 and amortizing in months 112 through 120 with a balloon payment due in month
     120.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

WASHINGTON        TENNESSEE        NEW YORK
5 properties      12 properties    12 properties
$43,480,000       $59,799,832      $36,759,903
1.9% of total     2.7% of total    1.6% of total

OREGON            PUERTO RICO      MICHIGAN
4 properties      4 properties     27 properties
$44,576,020       $55,500,000      $76,317,670
2.0% of total     2.5% of total    3.4% of total

IDAHO             FLORIDA          ILLINOIS
2 properties      13 properties    29 properties
$11,674,000       $123,065,597     $151,064,948
0.5% of total     5.5% of total    6.7% of total

WYOMING           GEORGIA          MAINE
3 properties      6 properties     1 property
$2,384,170        $28,629,125      $2,635,397
0.1% of total     1.3% of total    0.1% of total

NEVADA            SOUTH CAROLINA   NEW HAMPSHIRE
2 properties      4 properties     9 properties
$9,894,024        $17,249,860      $19,971,422
0.4% of total     0.8% of total    0.9% of total

CALIFORNIA        NORTH CAROLINA   VERMONT
23 properties     8 properties     4 properties
$351,786,366      $31,086,113      $16,080,000
15.7% of total    1.4% of total    0.7% of total

UTAH              KENTUCKY         PENNSYLVANIA
5 properties      11 properties    7 properties
$57,207,363       $19,253,726      $30,151,150
2.6% of total     0.9% of total    1.3% of total

ARIZONA           VIRGINIA         INDIANA
10 properties     10 properties    9 properties
$49,900,000       $102,351,158     $29,039,991
2.2% of total     4.6% of total    1.3% of total

COLORADO          MARYLAND         WISCONSIN
5 properties      8 properties     8 properties
$26,660,000       $128,513,000     $12,414,756
1.2% of total     5.7% of total    0.6% of total

NEW MEXICO        DELAWARE         MISSOURI
4 properties      1 property       10 properties
$20,250,000       $10,000,000      $62,539,573
0.9% of total     0.4% of total    2.8% of total

KANSAS            NEW JERSEY       MINNESOTA
9 properties      8 properties     5 properties
$31,259,303       $109,986,570     $5,389,398
1.4% of total     4.9% of total    0.2% of total

OKLAHOMA          RHODE ISLAND     IOWA
2 properties      2 properties     13 properties
$4,576,668        $5,850,000       $25,562,268
0.2% of total     0.3% of total    1.1% of total

TEXAS             OHIO             NORTH DAKOTA
23 properties     31 properties    1 property
$110,201,447      $85,377,317      $1,587,147
4.9% of total     3.8% of total    0.1% of total

LOUISIANA         CONNECTICUT      SOUTH DAKOTA
5 properties      7 properties     3 properties
$48,427,883       $23,308,223      $2,915,520
2.2% of total     1.0% of total    0.1% of total

MISSISSIPPI       MASSACHUSETTS    MONTANA
1 property        16 properties    5 properties
$2,830,000        $85,923,257      $34,158,463
0.1% of total     3.8% of total    1.5% of total

ALABAMA                            NEBRASKA
4 properties                       1 property
$29,989,515                        $5,693,026
1.3% of total                      0.3% of total

                                            ------------------------------------
                                                  < 1.0% of Initial Pool Balance
                                             1.0% - 5.0% of Initial Pool Balance
                                            5.1% - 10.0% of Initial Pool Balance
                                                 > 10.0% of Initial Pool Balance
                                            ------------------------------------

GEOGRAPHIC DISTRIBUTION

                                                                   WEIGHTED       WEIGHTED     WEIGHTED
                     NUMBER OF      AGGREGATE                       AVERAGE        AVERAGE      AVERAGE
                     MORTGAGED    CUT-OFF DATE    % OF INITIAL   UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
PROPERTY LOCATION   PROPERTIES       BALANCE      POOL BALANCE       DSCR         LTV RATIO      RATE
-------------------------------------------------------------------------------------------------------

California               23      $  351,786,366       15.7%          1.52x          67.2%       5.937%
Illinois                 29         151,064,948        6.7           1.30x          67.4%       5.941%
Maryland                  8         128,513,000        5.7           1.28x          72.3%       6.213%
Florida                  13         123,065,597        5.5           1.29x          69.3%       5.762%
Texas                    23         110,201,447        4.9           1.20x          75.1%       6.245%
New Jersey                8         109,986,570        4.9           1.34x          65.4%       6.066%
Virginia                 10         102,351,158        4.6           1.27x          76.2%       5.845%
Massachusetts            16          85,923,257        3.8           1.38x          67.9%       6.156%
Ohio                     31          85,377,317        3.8           1.29x          75.7%       6.168%
Michigan                 27          76,317,670        3.4           1.33x          76.5%       6.201%
Other                   204         918,683,838       41.0           1.32x          71.9%       6.247%
-------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG:          392      $2,243,271,168      100.0%          1.34X          70.9%       6.114%
-------------------------------------------------------------------------------------------------------

o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 46 STATES AND THE
     COMMONWEALTH OF PUERTO RICO.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
------------------------------------------------------------------
$514,071 -- $999,999                  4     $    2,373,828     0.1%
$1,000,000 -- $1,999,999             10         15,823,599     0.7
$2,000,000 -- $2,999,999             22         54,514,479     2.4
$3,000,000 -- $3,999,999             27         95,854,456     4.3
$4,000,000 -- $4,999,999             18         78,969,206     3.5
$5,000,000 -- $7,499,999             25        153,576,505     6.8
$7,500,000 -- $9,999,999             20        169,050,143     7.5
$10,000,000 -- $14,999,999           21        248,815,383    11.1
$15,000,000 -- $19,999,999           10        174,000,000     7.8
$20,000,000 -- $29,999,999            8        188,771,063     8.4
$30,000,000 -- $49,999,999            7        239,763,000    10.7
$50,000,000 -- $99,999,999            9        558,259,506    24.9
$100,000,000 -- $133,500,000          2        263,500,000    11.7
------------------------------------------------------------------
TOTAL:                              183     $2,243,271,168   100.0%
------------------------------------------------------------------
Min: $514,071   Max: $133,500,000   Avg: $12,258,312

LOCATION

                                   NO. OF        AGGREGATE
                                 MORTGAGED     CUT-OFF DATE     % OF
                                 PROPERTIES       BALANCE       POOL
--------------------------------------------------------------------
California                            23      $  351,786,366    15.7%
Illinois                              29         151,064,948     6.7
Maryland                               8         128,513,000     5.7
Florida                               13         123,065,597     5.5
Texas                                 23         110,201,447     4.9
New Jersey                             8         109,986,570     4.9
Virginia                              10         102,351,158     4.6
Massachusetts                         16          85,923,257     3.8
Ohio                                  31          85,377,317     3.8
Michigan                              27          76,317,670     3.4
Other                                204         918,683,838    41.0
--------------------------------------------------------------------
TOTAL:                               392      $2,243,271,168   100.0%
--------------------------------------------------------------------

PROPERTY TYPE

                                   NO. OF        AGGREGATE
                                 MORTGAGED     CUT-OFF DATE     % OF
                                 PROPERTIES       BALANCE       POOL
--------------------------------------------------------------------
Retail                               219      $  960,482,226    42.8%
   Anchored                          197         884,059,392    39.4
   Unanchored                         14          52,239,113     2.3
   Shadow Anchored                     8          24,183,721     1.1
Multifamily                           34         320,276,583    14.3
Office                                31         278,309,267    12.4
Hotel                                 34         272,991,926    12.2
Industrial                            21         117,451,564     5.2
Self Storage                          15         105,722,417     4.7
Other                                 20         101,420,529     4.5
Manufactured Housing                  15          68,706,656     3.1
Mixed Use                              3          17,910,000     0.8
--------------------------------------------------------------------
TOTAL:                               392      $2,243,271,168   100.0%
--------------------------------------------------------------------

MORTGAGE RATE

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
------------------------------------------------------------------
4.960% -- 4.999%                      5     $    3,598,499     0.2%
5.000% -- 5.249%                      1         31,000,000     1.4
5.250% -- 5.499%                      2         44,887,000     2.0
5.500% -- 5.749%                      6        112,017,482     5.0
5.750% -- 5.999%                     27        563,448,882    25.1
6.000% -- 6.249%                     68        757,508,626    33.8
6.250% -- 6.499%                     52        515,146,983    23.0
6.500% -- 6.840%                     22        215,663,695     9.6
------------------------------------------------------------------
TOTAL:                              183     $2,243,271,168   100.0%
------------------------------------------------------------------
Min: 4.960%   Max: 6.840%   Wtd. Avg: 6.114%

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
------------------------------------------------------------------
60 -- 83                              9     $  433,182,549    19.3%
84 -- 99                              6         37,841,407     1.7
100 -- 120                          168      1,772,247,212    79.0
------------------------------------------------------------------
TOTAL:                              183     $2,243,271,168   100.0%
------------------------------------------------------------------
Min: 60   Max: 120   Wtd. Avg: 108

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
------------------------------------------------------------------
51 -- 59                              6     $  245,542,549    10.9%
60 -- 79                              3        187,640,000     8.4
80 -- 99                              7         40,953,889     1.8
100 -- 109                            9        150,718,573     6.7
110 -- 119                          137      1,320,181,156    58.9
120                                  21        298,235,000    13.3
------------------------------------------------------------------
TOTAL:                              183     $2,243,271,168   100.0%
------------------------------------------------------------------
Min: 51   Max: 120   Wtd. Avg: 105

PREPAYMENT PROVISION SUMMARY

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
------------------------------------------------------------------
Lockout/Defeasance/Open             152     $1,772,168,668    79.0%
Lockout/Yield Maintenance/Open       28        435,109,224    19.4
Yield Maintenance/Open                2         32,000,000     1.4
Lockout/Defeasance or Yield
   Maintenance/Open                   1          3,993,275     0.2
------------------------------------------------------------------
TOTAL:                              183     $2,243,271,168   100.0%
------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
------------------------------------------------------------------
35.7% -- 49.9%                        6     $   12,595,029     0.6%
50.0% -- 54.9%                       15         60,222,417     2.7
55.0% -- 59.9%                        9        195,797,209     8.7
60.0% -- 64.9%                       23        320,985,639    14.3
65.0% -- 69.9%                       33        400,463,765    17.9
70.0% -- 74.9%                       39        346,408,063    15.4
75.0% -- 79.9%                       52        857,121,663    38.2
80.0% -- 83.3%                        6         49,677,382     2.2
------------------------------------------------------------------
TOTAL:                              183     $2,243,271,168   100.0%
------------------------------------------------------------------
Min: 35.7%   Max: 83.3%   Wtd. Avg: 70.9%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
------------------------------------------------------------------
28.3% -- 49.9%                       23     $   82,329,801     3.7%
50.0% -- 59.9%                       47        548,038,351    24.4
60.0% -- 64.9%                       39        370,645,227    16.5
65.0% -- 69.9%                       34        384,432,788    17.1
70.0% -- 74.9%                       31        591,852,000    26.4
75.0% -- 79.3%                        9        265,973,000    11.9
------------------------------------------------------------------
TOTAL:                              183     $2,243,271,168   100.0%
------------------------------------------------------------------
Min: 28.3%   Max: 79.3%   Wtd. Avg: 66.1%

DEBT SERVICE COVERAGE RATIOS

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
------------------------------------------------------------------
1.07x -- 1.19x                       24     $  385,752,576    17.2%
1.20x -- 1.24x                       51        482,077,001    21.5
1.25x -- 1.29x                       20        155,390,977     6.9
1.30x -- 1.34x                       30        490,039,278    21.8
1.35x -- 1.39x                       14        234,181,467    10.4
1.40x -- 1.49x                       21        142,902,593     6.4
1.50x -- 1.59x                       11        128,145,812     5.7
1.60x -- 1.69x                        1          6,000,000     0.3
1.70x -- 1.79x                        2         48,300,000     2.2
1.80x -- 1.89x                        4        146,753,739     6.5
1.90x -- 1.99x                        2         12,442,948     0.6
2.00x -- 2.64x                        3         11,284,778     0.5
------------------------------------------------------------------
TOTAL:                              183     $2,243,271,168   100.0%
------------------------------------------------------------------
Min: 1.07x   Max: 2.64x   Wtd. Avg: 1.34x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                  LOANS         BALANCE      GROUP 1
--------------------------------------------------------------------
$514,071 -- $999,999                  4     $    2,373,828      0.1%
$1,000,000 -- $1,999,999             10         15,823,599      0.8
$2,000,000 -- $2,999,999             19         47,530,844      2.4
$3,000,000 -- $3,999,999             25         88,754,456      4.4
$4,000,000 -- $4,999,999             14         62,236,160      3.1
$5,000,000 -- $7,499,999             20        123,577,482      6.1
$7,500,000 -- $9,999,999             17        144,950,143      7.2
$10,000,000 -- $14,999,999           17        192,055,383      9.5
$15,000,000 -- $19,999,999            8        136,000,000      6.8
$20,000,000 -- $29,999,999            7        168,771,063      8.4
$30,000,000 -- $49,999,999            6        209,240,000     10.4
$50,000,000 -- $99,999,999            9        558,259,506     27.7
$100,000,000 -- $133,500,000          2        263,500,000     13.1
--------------------------------------------------------------------
TOTAL:                              158     $2,013,072,464    100.0%
--------------------------------------------------------------------

Min: $514,071   Max: $133,500,000   Wtd. Avg: $12,740,965

LOCATION

                                   NO. OF        AGGREGATE       % OF
                                  MORTGAGED    CUT-OFF DATE      LOAN
                                 PROPERTIES       BALANCE      GROUP 1
----------------------------------------------------------------------
California                            21      $  324,086,366     16.1%
Illinois                              29         151,064,948      7.5
Florida                               12         116,172,019      5.8
New Jersey                             8         109,986,570      5.5
Texas                                 21         104,693,515      5.2
Virginia                              10         102,351,158      5.1
Maryland                               6          83,180,000      4.1
Ohio                                  29          75,041,662      3.7
Massachusetts                         15          71,773,257      3.6
Michigan                              25          63,917,670      3.2
Other                                191         810,805,300     40.3
----------------------------------------------------------------------
TOTAL:                               367      $2,013,072,464    100.0%
----------------------------------------------------------------------

PROPERTY TYPE

                                   NO. OF        AGGREGATE       % OF
                                  MORTGAGED    CUT-OFF DATE      LOAN
                                 PROPERTIES       BALANCE      GROUP 1
----------------------------------------------------------------------
Retail                               219      $  960,482,226     47.7%
   Anchored                          197         884,059,392     43.9
   Unanchored                         14          52,239,113      2.6
   Shadow Anchored                     8          24,183,721      1.2
Office                                31         278,309,267     13.8
Hotel                                 34         272,991,926     13.6
Industrial                            21         117,451,564      5.8
Self Storage                          15         105,722,417      5.3
Multifamily                           12         105,368,999      5.2
Other                                 20         101,420,529      5.0
Manufactured Housing                  12          53,415,537      2.7
Mixed Use                              3          17,910,000      0.9
----------------------------------------------------------------------
TOTAL:                               367      $2,013,072,464    100.0%
----------------------------------------------------------------------

MORTGAGE RATE

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS       BALANCE       GROUP 1
--------------------------------------------------------------------
4.960% -- 4.999%                      5     $    3,598,499      0.2%
5.000% -- 5.249%                      1         31,000,000      1.5
5.250% -- 5.499%                      1         40,800,000      2.0
5.500% -- 5.749%                      4        103,087,482      5.1
5.750% -- 5.999%                     25        545,398,882     27.1
6.000% -- 6.249%                     54        598,769,791     29.7
6.250% -- 6.499%                     47        477,062,047     23.7
6.500% -- 6.840%                     21        213,355,763     10.6
--------------------------------------------------------------------
TOTAL:                              158     $2,013,072,464    100.0%
--------------------------------------------------------------------

Min: 4.960%   Max: 6.840%   Wtd. Avg: 6.113%

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
--------------------------------------------------------------------
60 -- 83                              9     $  433,182,549     21.5%
84 -- 99                              6         37,841,407      1.9
100 -- 120                          143      1,542,048,508     76.6
--------------------------------------------------------------------
TOTAL:                              158     $2,013,072,464    100.0%
--------------------------------------------------------------------

Min: 60   Max: 120   Wtd. Avg: 106

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
--------------------------------------------------------------------
51 -- 59                              6     $  245,542,549     12.2%
60 -- 79                              3        187,640,000      9.3
80 -- 99                              7         40,953,889      2.0
100 -- 109                            9        150,718,573      7.5
110 -- 119                          112      1,089,982,452     54.1
120                                  21        298,235,000     14.8
--------------------------------------------------------------------
TOTAL:                              158     $2,013,072,464   100.00%
--------------------------------------------------------------------

Min: 51   Max: 120   Wtd. Avg: 104

PREPAYMENT PROVISION SUMMARY

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
--------------------------------------------------------------------
Lockout/Defeasance/Open             131     $1,590,479,965     79.0%
Lockout/Yield
   Maintenance/Open                  24        386,599,224     19.2
Yield Maintenance/Open                2         32,000,000      1.6
Lockout/Defeasance or
   Yield Maintenance/
   Open                               1          3,993,275      0.2
--------------------------------------------------------------------
TOTAL:                              158     $2,013,072,464    100.0%
--------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
--------------------------------------------------------------------
35.7% -- 49.9%                        6     $   12,595,029      0.6%
50.0% -- 54.9%                       15         60,222,417      3.0
55.0% -- 59.9%                        8        181,647,209      9.0
60.0% -- 64.9%                       21        307,285,639     15.3
65.0% -- 69.9%                       30        356,433,765     17.7
70.0% -- 74.9%                       34        313,844,085     15.6
75.0% -- 79.9%                       39        735,766,938     36.5
80.0% -- 83.3%                        5         45,277,382      2.2
--------------------------------------------------------------------
TOTAL:                              158     $2,013,072,464    100.0%
--------------------------------------------------------------------

Min: 35.7%   Max: 83.3%   Wtd. Avg: 70.7%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
--------------------------------------------------------------------
28.3% -- 49.9%                       23     $   82,329,801      4.1%
50.0% -- 59.9%                       45        528,158,351     26.2
60.0% -- 64.9%                       33        328,891,249     16.3
65.0% -- 69.9%                       25        307,728,063     15.3
70.0% -- 74.9%                       24        530,515,000     26.4
75.0% -- 78.8%                        8        235,450,000     11.7
--------------------------------------------------------------------
TOTAL:                              158     $2,013,072,464    100.0%
--------------------------------------------------------------------

Min: 28.3%   Max: 78.8%   Wtd. Avg: 65.8%

DEBT SERVICE COVERAGE RATIOS

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
--------------------------------------------------------------------
1.07x -- 1.19x                       22     $  363,496,873     18.1%
1.20x -- 1.24x                       40        409,078,510     20.3
1.25x -- 1.29x                       17        131,639,466      6.5
1.30x -- 1.34x                       27        432,816,278     21.5
1.35x -- 1.39x                       11        202,481,467     10.1
1.40x -- 1.49x                       19        126,632,593      6.3
1.50x -- 1.59x                       11        128,145,812      6.4
1.70x -- 1.79x                        2         48,300,000      2.4
1.80x -- 1.89x                        4        146,753,739      7.3
1.90x -- 1.99x                        2         12,442,948      0.6
2.00x -- 2.64x                        3         11,284,778      0.6
--------------------------------------------------------------------
TOTAL:                              158     $2,013,072,464    100.0%
--------------------------------------------------------------------

Min: 1.07x   Max: 2.64x   Wtd. Avg: 1.35x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS       BALANCE     GROUP 2
------------------------------------------------------------------
$2,120,000 -- $2,999,999              3     $  6,983,635      3.0%
$3,000,000 -- $3,999,999              2        7,100,000      3.1
$4,000,000 -- $4,999,999              4       16,733,046      7.3
$5,000,000 -- $7,499,999              5       29,999,023     13.0
$7,500,000 -- $9,999,999              3       24,100,000     10.5
$10,000,000 -- $14,999,999            4       56,760,000     24.7
$15,000,000 -- $19,999,999            2       38,000,000     16.5
$20,000,000 -- $29,999,999            1       20,000,000      8.7
$30,000,000 -- $30,523,000            1       30,523,000     13.3
------------------------------------------------------------------
TOTAL:                               25     $230,198,704    100.0%
------------------------------------------------------------------

Min: $2,120,000   Max: $30,523,000   Wtd. Avg: $9,207,948

LOCATION

                                   NO. OF       AGGREGATE      % OF
                                  MORTGAGED   CUT-OFF DATE     LOAN
                                 PROPERTIES      BALANCE     GROUP 2
--------------------------------------------------------------------
Maryland                               2      $ 45,333,000     19.7%
California                             2        27,700,000     12.0
Missouri                               3        21,237,000      9.2
Alabama                                2        20,420,000      8.9
Utah                                   1        19,700,000      8.6
Indiana                                2        18,950,000      8.2
Massachusetts                          1        14,150,000      6.1
Michigan                               2        12,400,000      5.4
Ohio                                   2        10,335,655      4.5
New York                               1         8,000,000      3.5
Other                                  7        31,973,048     13.9
--------------------------------------------------------------------
TOTAL:                                25      $230,198,704    100.0%
--------------------------------------------------------------------

PROPERTY TYPE

                                   NO. OF       AGGREGATE      % OF
                                  MORTGAGED   CUT-OFF DATE     LOAN
                                 PROPERTIES      BALANCE     GROUP 2
--------------------------------------------------------------------
Multifamily                           22      $214,907,584     93.4%
Manufactured Housing                   3        15,291,120      6.6
--------------------------------------------------------------------
TOTAL:                                25      $230,198,704    100.0%
--------------------------------------------------------------------

MORTGAGE RATE

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE   CUT-OFF DATE      LOAN
                                   LOANS       BALANCE      GROUP 2
-------------------------------------------------------------------
5.312% -- 5.499%                      1     $  4,087,000       1.8%
5.500% -- 5.749%                      2        8,930,000       3.9
5.750% -- 5.999%                      2       18,050,000       7.8
6.000% -- 6.249%                     14      158,738,835      69.0
6.250% -- 6.499%                      5       38,084,937      16.5
6.500% -- 6.550%                      1        2,307,932       1.0
-------------------------------------------------------------------
TOTAL:                               25     $230,198,704     100.0%
-------------------------------------------------------------------

Min: 5.312%   Max: 6.550%   Wtd. Avg: 6.125%

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS       BALANCE     GROUP 2
-------------------------------------------------------------------
120                                  25     $230,198,704    100.0%
-------------------------------------------------------------------
TOTAL:                               25     $230,198,704    100.0%
-------------------------------------------------------------------

Min: 120   Max: 120   Wtd. Avg: 120

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS       BALANCE     GROUP 2
------------------------------------------------------------------
111 -- 119                           25     $230,198,704    100.0%
------------------------------------------------------------------
TOTAL:                               25     $230,198,704    100.0%
------------------------------------------------------------------

Min: 111   Max: 119   Wtd. Avg: 118

PREPAYMENT PROVISION SUMMARY

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS       BALANCE     GROUP 2
------------------------------------------------------------------
Lockout/Defeasance/Open              21     $181,688,704     78.9%
Lockout/Yield
   Maintenance/Open                   4       48,510,000     21.1
------------------------------------------------------------------
TOTAL:                               25     $230,198,704    100.0%
------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS       BALANCE     GROUP 2
------------------------------------------------------------------
58.7% -- 59.9%                        1     $ 14,150,000      6.1%
60.0% -- 64.9%                        2       13,700,000      6.0
65.0% -- 69.9%                        3       44,030,000     19.1
70.0% -- 74.9%                        5       32,563,978     14.1
75.0% -- 79.9%                       13      121,354,726     52.7
80.0%                                 1        4,400,000      1.9
------------------------------------------------------------------
TOTAL:                               25     $230,198,704    100.0%
------------------------------------------------------------------

Min: 58.7%   Max: 80.0%   Wtd. Avg: 73.3%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS       BALANCE     GROUP 2
------------------------------------------------------------------
58.5% -- 59.9%                        2     $ 19,880,000      8.6%
60.0% -- 64.9%                        6       41,753,978     18.1
65.0% -- 69.9%                        9       76,704,726     33.3
70.0% -- 74.9%                        7       61,337,000     26.6
75.0% -- 79.3%                        1       30,523,000     13.3
------------------------------------------------------------------
TOTAL:                               25     $230,198,704    100.0%
------------------------------------------------------------------

Min: 58.5%   Max: 79.3%   Wtd. Avg: 68.8%

DEBT SERVICE COVERAGE RATIOS

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS       BALANCE     GROUP 2
------------------------------------------------------------------
1.15x -- 1.19x                        2     $ 22,255,703      9.7%
1.20x -- 1.24x                       11       72,998,490     31.7
1.25x -- 1.29x                        3       23,751,510     10.3
1.30x -- 1.34x                        3       57,223,000     24.9
1.35x -- 1.39x                        3       31,700,000     13.8
1.40x -- 1.49x                        2       16,270,000      7.1
1.60x -- 1.63x                        1        6,000,000      2.6
------------------------------------------------------------------
TOTAL:                               25     $230,198,704    100.0%
------------------------------------------------------------------

Min: 1.15x   Max: 1.63x   Wtd. Avg: 1.28x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE

 PREPAYMENT
PROVISIONS(1)           OCT-06     OCT-07     OCT-08     OCT-09     OCT-10     OCT-11     OCT-12     OCT-13     OCT-14     OCT-15
-----------------------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance
   (2)(3)(4)              99.34%     97.27%     93.61%     86.96%     77.94%     73.76%     72.62%     72.68%     69.12%     70.15%
Yield Maintenance
   (3)(4)                  0.66%      2.73%      6.39%     12.34%     20.38%     26.24%     26.35%     26.94%     27.06%     29.35%
Open                       0.00%      0.00%      0.00%      0.70%      1.68%      0.00%      1.02%      0.37%      3.82%      0.50%
-----------------------------------------------------------------------------------------------------------------------------------
Total                    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total Beginning
   Balance (in
   millions)          $2,243.27  $2,237.20  $2,230.11  $2,220.29  $2,207.04  $1,761.53  $1,742.19  $1,691.58  $1,661.01  $1,500.57
Percent of Aggregate
   Cut-off Date
   Balance               100.00%     99.73%     99.41%     98.98%     98.39%     78.53%     77.66%     75.41%     74.04%     66.89%

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (except that an Anticipated Repayment Date Loan will be repaid on its
     Anticipated Repayment Date).

(2)  One hundred fifty-one Mortgage Loans representing 76.2% of the Initial Pool
     Balance (75.9% of the group 1 balance and 78.9% of the group 2 balance) are subject to an initial lockout period after which defeasance is permitted.

(3)  As of the Cut-off Date, 26 of the Mortgage Loans, representing 18.4% of the
     Initial Pool Balance (23 Mortgage Loans representing 19.0% of the Group 1
     Balance and three Mortgage Loans representing 12.5% of the Group 2
     Balance): (a) have an initial lock-out period; (b) are then subject after expiration of the initial lock-out period to a period where the related borrower has an option to prepay the Mortgage Loan subject to the greater of a yield maintenance charge or a 1% prepayment premium; and (c) become thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity. Four Mortgage Loans, representing 2.4% of the Initial Pool Balance (three Mortgage Loans representing 1.7% of the Group 1 Balance and one Mortgage Loan representing
     8.6% of Group 2 Balance) have no lock-out period but permit prepayment for an initial period of time subject to the greater of a yield maintenance charge or a 1% prepayment premium and become thereafter prepayable without an accompanying prepayment premium or yield maintenance charge prior to its maturity. One Mortgage Loan, representing 0.2% of the Initial Pool Balance
     (0.2% of the Group 1 Balance), is after a lock-out period: (a) subject to defeasance or (b) subject to the greater of a yield maintenance charge or a
     1% prepayment premium, and becomes thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(4)  One Mortgage Loan, Loan No. 47200, representing 2.8% of the Initial Pool
     Balance (3.1% of the Group 1 Balance), is: (A) up to 90% of the Mortgage
     Loan is subject to a minimum defeasance lockout period of the earlier of
     (i) 3 years from closing date of the Mortgage Loan or (ii) 24 months from securitization of the final component of such Mortgage Loan (the
     "Defeasance Lockout Period"). Provided the Defeasance Lockout Period has
     expired, the release of one or more properties will be permitted upon the substitution of Government Securities with cash flow from these securities equaling 115% of the debt service and principal at maturity. Release of an individual Mortgaged Property is subject to maintenance of loan-to-value and debt service coverage ratios and certain other requirements. The mortgagee has the right to convert the Mortgage Loan prepayment provisions to a yield maintenance charge based upon the greater of a treasury-flat make-whole formula which is set forth in the Mortgage Loan documents or
     1.5% of the principal amount prepaid during such time as the third anniversary of Mortgage Loan closing has occurred but the Defeasance
     Lockout Period has not occurred and (B) the Mortgage Loan is priced with a
     3-month open window and the borrower may prepay up to 10% of the Mortgage
     Loan amount at any time, subject to payment of a yield maintenance charge based upon the greater of (i) a treasury-flat make-whole formula which shall be set forth in the Mortgage Loan documents and (ii) with respect to
     (a) the first $1,000,000 of YM Loan Amount, 1.5% of the principal prepaid and (b) the remainder of YM Loan Amount at 3% of the principal amount prepaid for the first two years of the term and 1.5% thereafter. As additional consideration associated with any prepayment, the borrower must also pay all interest which would have been earned on the Mortgage Loan during the applicable month had the prepayment not occurred. The borrower will be permitted to release Mortgaged Properties provided that the borrower prepays 115% of the allocated loan amount and otherwise satisfies the conditions for release set forth above in Lockout Defeasance.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

FIVE YEAR LOANS

                                                                                                               % OF
                                     MORTGAGE                                                    CUT-OFF     INITIAL
                                       LOAN                                                       DATE         POOL     LOAN
PROPERTY NAME                         SELLER       CITY       STATE       PROPERTY  TYPE        BALANCE      BALANCE   GROUP
----------------------------------   --------   ----------   -------   --------------------   ------------   -------   -----

Eastridge Mall....................     BofA      San Jose      CA             Retail          $133,500,000     6.0%      1
Trinity Hotel Portfolio...........     BSCMI     Various     Various           Hotel           130,000,000     5.8       1
Citizens Bank Portfolio...........     BSCMI     Various     Various          Retail            62,800,000     2.8       1
Ohio Industrial Portfolio.........     BCRE      Various       OH           Industrial          30,640,000     1.4       1
Sheraton St Louis City Center.....     BCRE      St. Louis     MO              Hotel            27,000,000     1.2       1
Seville Plaza.....................     BofA      San Diego     CA             Office            21,650,000     1.0       1
Water Tower Hill .................     BCRE     Colchester     VT             Office            15,500,000     0.7       1
Timbercrest Village...............     BCRE       Spring       TX      Manufactured Housing      8,700,000     0.4       1
Homestead Village.................     BCRE     Queensbury     NY      Manufactured Housing      3,392,549     0.2       1
                                                                                              ------------    ----
TOTAL/WTD AVG:....................                                                            $433,182,549    19.3%
                                                                                              ============    ====

                                                                                                             REMAINING
                                        % OF                  LOAN                                           INTEREST    REMAINING
                                     APPLICABLE             BALANCE                  CUT-OFF    LTV RATIO      ONLY       TERM TO
                                        LOAN       TOTAL      PER     UNDERWRITTEN     DATE    AT MATURITY    PERIOD     MATURITY
PROPERTY NAME                           GROUP      UNITS      UNIT        DSCR         LTV       OR ARD      (MONTHS)    (MONTHS)
----------------------------------   ----------   -------   -------   ------------   -------   -----------   ---------   ---------

Eastridge Mall....................      6.6%      741,552   $   180       1.89x       59.3%       59.3%         59           59
Trinity Hotel Portfolio...........      6.5%        2,567   $50,643       1.35x       75.8%       74.6%         42           60
Citizens Bank Portfolio...........      3.1%      237,172   $   265       1.31x       74.1%       74.1%         57           57
Ohio Industrial Portfolio.........      1.5%      599,811   $    51       1.31x       78.4%       75.5%         24           60
Sheraton St Louis City Center.....      1.3%          288   $93,750       1.19x       67.5%       64.2%          6           60
Seville Plaza.....................      1.1%      136,340   $   159       1.28x       74.7%       74.7%         51           51
Water Tower Hill..................      0.8%      133,823   $   116       1.23x       71.4%       70.0%         35           59
Timbercrest Village...............      0.4%          565   $15,398       1.19x       73.7%       71.3%         23           59
Homestead Village.................      0.2%          160   $21,203       1.43x       62.8%       59.6%          0           57
                                                                          ----        ----        ----
TOTAL/WTD AVG:....................                                        1.49X       69.8%       68.9%

SEVEN YEAR LOANS

                                                                                                         % OF
                                MORTGAGE                                                   CUT-OFF     INITIAL              % OF
                                  LOAN                                                       DATE        POOL     LOAN   APPLICABLE
PROPERTY NAME                    SELLER        CITY       STATE       PROPERTY TYPE        BALANCE     BALANCE   GROUP   LOAN GROUP
-----------------------------   --------   ------------   -----   --------------------   -----------   -------   -----   ----------

Ferncroft Corporate Center ..     BCRE      Middletown      MA           Office          $18,000,000     0.8%      1        0.9%
Missa Bay ...................     BofA      Swedesboro      NJ         Industrial          6,300,000     0.3       1        0.3%
Quail Ridge Estates .........     BCRE     Lake Charles     LA    Manufactured Housing     5,150,000     0.2       1        0.3%
9295 Flamingo ...............     BofA       Las Vegas      NV           Retail            4,494,024     0.2       1        0.2%
Office Max - Lake Jackson ...     BCRE     Lake Jackson     TX           Retail            2,000,000     0.1       1        0.1%
University Walk .............   SunTrust     Sarasota       FL           Retail            1,897,382     0.1       1        0.1%
                                                                                         -----------     ---
TOTAL/WTD AVG: ..............                                                            $37,841,407     1.7%
                                                                                         ===========     ===

                                                                                           REMAINING
                                            LOAN                                            INTEREST   REMAINING
                                          BALANCE                  CUT-OFF    LTV RATIO       ONLY      TERM TO
                                 TOTAL      PER     UNDERWRITTEN     DATE    AT MATURITY     PERIOD     MATURITY
PROPERTY NAME                    UNITS      UNIT        DSCR         LTV        OR ARD      (MONTHS)    (MONTHS)
-----------------------------   -------   -------   ------------   -------   -----------   ---------   ---------

Ferncroft Corporate Center ..   226,338   $    80       1.17x       61.2%       59.8%          59          83
Missa Bay ...................   143,267   $    44       1.56x       70.0%       70.0%          87          87
Quail Ridge Estates .........       373   $13,807       1.20x       79.7%       74.7%          23          84
9295 Flamingo ...............    58,164   $    77       1.30x       50.5%       43.9%           0          83
Office Max - Lake Jackson ...    23,500   $    85       1.40x       61.3%       57.5%          23          83
University Walk .............     6,500   $   292       1.32x       80.1%       69.3%           0          83
                                                        ----        ----        ----
TOTAL/WTD AVG: ..............                           1.27X       64.8%       62.0%
                                                        ====        ====        ====

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Term Sheet also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS OR CROSSED PORTFOLIOS*
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans or
Crossed Portfolios in the Mortgage Pool by Cut-off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                                       % OF               % OF
                                         MORTGAGE                    INITIAL           APPLICABLE
                                           LOAN          CUT-OFF       POOL     LOAN     GROUP 1      PROPERTY
                                          SELLER         BALANCE     BALANCE   GROUP     BALANCE        TYPE
                                       ------------   ------------   -------   -----   ----------   ------------

Crossed Southern Walgreens
   Portfolios ......................       BSCMI      $152,000,000     6.8%      1        7.6%         Retail
Eastridge Mall .....................       BofA        133,500,000     6.0       1        6.6%         Retail
Trinity Hotel Portfolio ............       BSCMI       130,000,000     5.8       1        6.5%          Hotel
The Shoreham .......................       BofA         94,180,000     4.2       1        4.7%       Multifamily
Pamida Portfolio ...................   BCRE/Citi(3)     68,754,506     3.1       1        3.4%         Various
Temecula Town Center ...............       BofA         67,500,000     3.0       1        3.4%         Retail
Citizens Bank Portfolio ............       BSCMI        62,800,000     2.8       1        3.1%         Retail
Essex Green Shopping Center ........       BofA         57,525,000     2.6       1        2.9%         Retail
Puerto Rico Self Storage Portfolio..       BofA         55,500,000     2.5       1        2.8%      Self Storage
Camp Group Portfolio ...............       BofA         45,800,000     2.0       1        2.3%          Other
                                                      ------------    ----
TOTAL/WTD AVG: .....................                  $867,559,506    38.7%
                                                      ============    ====

                                                      CUT-OFF
                                          CUT-OFF       DATE     LTV RATIO
                                       DATE BALANCE     LTV     AT MATURITY   UNDERWRITTEN   MORTGAGE
                                         PER UNIT      RATIO       OR ARD         DSCR         RATE
                                       ------------   -------   -----------   ------------   --------

Crossed Southern Walgreens
   Portfolios ......................     $    245      79.6%       78.8%          1.07x      6.205%
Eastridge Mall .....................     $    180      59.3%       59.3%          1.89x      5.859%(1)(2)
Trinity Hotel Portfolio ............     $ 50,643      75.8%       74.6%          1.35x      6.297%
The Shoreham .......................     $171,861      62.8%       62.8%          1.33x      5.774%(1)
Pamida Portfolio ...................     $     29      69.0%       59.8%          1.52x      6.588%(1)
Temecula Town Center ...............     $    230      79.9%       74.5%          1.20x      5.652%(1)
Citizens Bank Portfolio ............     $    265      74.1%       74.1%          1.31x      6.239%
Essex Green Shopping Center ........     $    164      63.7%       63.7%          1.35x      5.900%
Puerto Rico Self Storage Portfolio..     $ 15,464      69.8%       65.4%          1.32x      5.999%
Camp Group Portfolio ...............     $ 43,495      79.9%       67.7%          1.74x      6.392%(1)(2)
                                                       ----        ----           ----       -----
TOTAL/WTD AVG: .....................                   71.2%       68.8%          1.40X      6.085%

----------
(1)  Interest Rate rounded to three decimals.

(2)  Interest Rate subject to change prior to pricing.

(3)  Co-originated by Barclays Capital Real Estate Inc. and Citigroup Global
     Markets Realty Corp.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                     CROSSED SOUTHERN WALGREENS PORTFOLIOS

--------------------------------------------------------------------------------

                               [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                     CROSSED SOUTHERN WALGREENS PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bear Stearns

LOAN PURPOSE:                           Refinance

ORIGINAL PRINCIPAL BALANCE:             $152,000,000

FIRST PAYMENT DATE:                     October 1, 2006

TERM/AMORTIZATION:                      120/360 months

INTEREST ONLY PERIOD:                   108 months

ANTICIPATED REPAYMENT DATE(1):          September 1, 2016

EXPECTED ARD BALANCE:                   $150,491,208

BORROWING ENTITIES:                     Cornerstone I, LLC,
                                        Cornerstone II, LLC and
                                        Cornerstone III, LLC

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout: 48 payments
                                        GRTR1% PPMT or YM:
                                        69 payments
                                        Open: 3 payments

ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE(2):            Springing

   REPLACEMENT RESERVE(3):              Springing

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)  After the anticipated repayment date, the loan will hyper-amortize and have a final maturity date of September 1, 2036.

(2)  Tax reserves are not required so long as (i) the sole tenant at each property is obligated to pay property taxes per its lease; (ii) such lease is in full force and effect; and (iii) borrower has delivered to lender evidence that such property taxes have been paid. Insurance reserves are not required so long as (i) the sole tenant at each property is obligated to pay property insurance per its lease; (ii) such lease is in full force and effect; and (iii) borrower has delivered to lender evidence that such property insurance premiums have been paid.

(3)  Replacement reserves are not required so long as (i) the sole tenant at each property is obligated to perform all property maintenance per its lease; (ii) such lease is in full force and effect; and (iii) borrower has delivered to lender evidence that such property maintenance has been performed.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $152,000,000

SHADOW RATING (MOODY'S/S&P):            Baa3/BBB-

CUT-OFF DATE LTV:                       79.6%

ARD LTV:                                78.8%

UNDERWRITTEN DSCR:                      1.07x

INTEREST ONLY DSCR(1):                  1.25x

MORTGAGE RATE:                          6.205%
--------------------------------------------------------------------------------

(1)  The Underwritten DSCR during the initial 9-year interest only period.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               Various

YEAR BUILT/RENOVATED:                   Various/NAP

NET RENTABLE SQUARE FEET:               621,473

CUT-OFF BALANCE PER SF:                 $244.58

OCCUPANCY AS OF 10/01/2006:             100.0%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Borrower/Owner Managed

UNDERWRITTEN NET CASH FLOW:             $11,960,077

APPRAISED VALUE:                        $190,865,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                      CROSSED SOUTHERN WALGREENS PORTFOLIOS

--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                                                    UNDERWRITTEN
                                                                    ------------
Effective Gross Income ..........................................   $12,204,160
Total Expenses ..................................................   $   244,083
Net Operating Income (NOI) ......................................   $11,960,077
Cash Flow (CF) ..................................................   $11,960,077
DSCR on NOI .....................................................          1.07x
DSCR on CF ......................................................          1.07x
Interest Only DSCR on NOI .......................................          1.25x
Interest Only DSCR on CF ........................................          1.25x

                              TENANT INFORMATION(1)

                                    RATINGS       TOTAL       % OF      RENT     POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                       MOODY'S/S&P   TENANT SF   TOTAL SF    PSF         RENT          RENT      EXPIRATION
-------------------------------   -----------   ---------   --------   ------   -----------   -----------   ----------

Walgreen Co. ..................      Aa3/A+      621,473     100.0%    $19.64   $12,204,160      100.0%     01/31/2077
                                                 -------     -----              -----------      -----
TOTAL .........................                  621,473     100.0%             $12,204,160      100.0%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Calculations with respect to
     Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                         LEASE ROLLOVER SCHEDULE(1)(2)

                                    # OF
                                   LEASES    EXPIRING     % OF     CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION                EXPIRING      SF      TOTAL SF    TOTAL SF     OF TOTAL SF     EXPIRING
-------------------------------   --------   --------   --------   ----------   ------------   -----------

2077 ..........................      42       621,473    100.0%      621,473       100.0%      $12,204,160
Vacant ........................      --             0      0.0       621,473       100.0%      $         0
                                    ---       -------    -----
TOTAL .........................      42       621,473    100.0%

(1)  Information obtained from underwritten rent roll.

(2)  The leases allow for a termination option in January 2027. The leases do not have any rent steps during the loan term.

                         SUMMARY OF SIGNIFICANT TENANTS

The sole tenant in each of the forty-two properties, representing 100.0% of the total net rentable square feet, is:

o    WALGREEN CO. (NYSE: WAG) (rated "Aa3" by Moody's and "A+" by S&P) leases a total of 621,473 square feet (100% of square feet, 100% of income) under separate leases each with an expiration date of January 31, 2077. The average rental rate per square foot is $19.64 which averages approximately
     12% below the appraiser's estimated market rent. Walgreen Co. is the nation's largest retail pharmacy chain by sales. In fiscal year 2005,
     Walgreen Co. had 4,953 stores located in 45 states and Puerto Rico and anticipated opening approximately 475 new stores by the end of fiscal year
     2006. Walgreen Co.'s fiscal year 2005 sales were more than $42 billion with shareholder's equity of more than $8.8 billion. Walgreen Co. has ranked No.
     1 among food and drugstores in Fortune magazine's America's Most Admired
     Companies (published March 6, 2006) for eight consecutive years and was ranked 234th of the 2,000 largest public companies worldwide in Forbes
     Global 2000 (published April 17, 2006).

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                      CROSSED SOUTHERN WALGREENS PORTFOLIOS

--------------------------------------------------------------------------------

                             SUMMARY OF PROPERTIES

                                                                                                                        % OF TOTAL
                                                                                                                       PORTFOLIO (BY
                                                                                                          ALLOCATED      ALLOCATED
                                                                            NET RENTABLE                CUT-OFF LOAN   CUT-OFF LOAN
                PROPERTY ADDRESSES                       CITY       STATE       AREA       YEAR BUILT      AMOUNT         AMOUNT)
----------------------------------------------   ----------------   -----   ------------   ----------   ------------   -------------

4814 North Sheridan Road .....................   Peoria               IL        15,120        2000      $  5,630,000         3.7%
13992 Manchester Road ........................   Ballwin              MO        15,608        2000         5,510,000         3.6
2882 South Maryland Parkway ..................   Las Vegas            NV        13,905        1999         5,400,000         3.6
1115 North Riverside Drive ...................   Espanola             NM        17,828        2000         5,010,000         3.3
2205 West 22nd Street ........................   Oak Brook            IL        11,294        1999         4,810,000         3.2
901 West Touhy Avenue ........................   Park Ridge           IL        13,825        1998         4,800,000         3.2
305 West Rollins Road ........................   Round Lake Beach     IL        13,833        1999         4,301,000         2.8
3425 Middle Road .............................   Bettendorf           IA        14,902        2000         4,280,000         2.8
438 West Illinios Avenue .....................   Dallas               TX        15,120        1998         4,210,000         2.8
550 South Main Street ........................   Cottonwood           AZ        15,038        2000         4,190,000         2.8
2650 FM 620 ..................................   Round Rock           TX        14,986        2000         4,090,000         2.7
3601 16th Street .............................   Moline               IL        15,120        2000         3,940,000         2.6
7850 Enchanted Hills Boulevard Northeast .....   Rio Rancho           NM        13,905        2000         3,940,000         2.6
4650 Morningside Avenue ......................   Sioux City           IA        15,030        1999         3,890,000         2.6
280 Main Street ..............................   Security             CO        13,833        1998         3,840,000         2.5
6302 Fairmont Parkway ........................   Pasadena             TX        15,120        1999         3,820,000         2.5
1251 4th Street ..............................   Mason City           IA        15,048        2000         3,770,000         2.5
3140 Southeast 14th Street ...................   Des Moines           IA        15,795        2000         3,730,000         2.5
4445 Calumet Avenue ..........................   Hammond              IN        15,054        2000         3,700,000         2.4
420 South Sossaman Road ......................   Mesa                 AZ        14,950        2000         3,550,000         2.3
555 North Maize Road .........................   Wichita              KS        15,120        2001         3,510,000         2.3
9500 Golf Course Road Northwest ..............   Albuquerque          NM        15,160        2000         3,500,000         2.3
3201 FM 528 Road .............................   Friendswood          TX        13,905        1999         3,360,000         2.2
9400 Mentor Avenue ...........................   Mentor               OH        15,120        1998         3,320,000         2.2
20226 North Lake Pleasant Road ...............   Peoria               AZ        15,083        2000         3,260,000         2.1
2503 5th Avenue South ........................   Fort Dodge           IA        15,120        1999         3,209,000         2.1
1226 West McDermott Drive ....................   Allen                TX        13,905        1999         3,160,000         2.1
1438 North Lewis Avenue ......................   Tulsa                OK        15,120        1999         3,120,000         2.1
1920 South Chelton Road ......................   Colorado Springs     CO        13,820        1998         3,070,000         2.0
2 Mathis Drive ...............................   Dickson              TN        15,040        2000         3,060,000         2.0
1520 West Freddy Gonzalez Drive ..............   Edinburg             TX        15,019        2000         3,020,000         2.0
7923 East McDowell Road ......................   Scottsdale           AZ        14,936        1997         2,960,000         1.9
4995 E US Route 36 ...........................   Decatur              IL        15,268        2000         2,910,000         1.9
8310 West Deer Valley Road ...................   Peoria               AZ        15,120        1999         2,870,000         1.9
833 Southwest Wilshire Boulevard .............   Burleson             TX        14,986        1999         2,850,000         1.9
3445 Terry Road ..............................   Jackson              MS        13,905        1998         2,830,000         1.9
7914 Fegenbush Lane ..........................   Louisville           KY        13,801        1998         2,830,000         1.9
801 Independence Boulevard ...................   Virginia Beach       VA        13,905        2002         2,800,000         1.8
3732 Nameoki Road ............................   Granite City         IL        16,308        1997         2,660,000         1.8
1620 South Gordon Street .....................   Alvin                TX        13,905        2002         2,540,000         1.7
8450 151st Street ............................   Overland Park        KS        13,833        1998         2,380,000         1.6
1514 East Florence Boulevard .................   Casa Grande          AZ        17,780        1998         2,370,000         1.6
                                                                               -------                  ------------       -----
                                                                               621,473                  $152,000,000       100.0%

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                      CROSSED SOUTHERN WALGREENS PORTFOLIOS

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOANS:

o    The Crossed Southern Walgreens Portfolios Mortgage Loans consist of three cross-collateralized, cross-defaulted loans totaling $152.0 million. The
     Mortgage Loans have a ten-year term and are secured by first mortgages on
     42 Walgreen Co. properties located in 16 states throughout the United
     States. The Crossed Southern Walgreens Portfolios Mortgage Loans are
     interest-only for the first 108 months and have an anticipated repayment date of September 1, 2016. After the anticipated repayment date, the
     Mortgage Loans will hyper-amortize and have a final maturity date of
     September 1, 2036.

THE BORROWERS:

o    The borrowers, Cornerstone I, LLC, Cornerstone II, LLC and Cornerstone III,
     LLC, are Delaware limited liability companies and single purpose entities with at least two independent directors for which a non-consolidation opinion has been provided by the borrower's counsel.

o    The sponsors of the Crossed Southern Walgreens Portfolios Mortgage Loans
     are John E. Gross (carve-out indemnitor and managing member of the borrowing entities) and Michael Supera. John E. Gross has over 25 years of real estate experience and is currently the Chief Operating Officer of
     NORCOR Investments, Inc., a principal and a managing member of Newcastle
     Properties, L.L.C.

THE PROPERTIES:

o    The Crossed Southern Walgreens Portfolios Mortgaged Properties consist of the fee interest in 42 free-standing Walgreen Co. properties located in 16 states throughout the United States. Across the portfolio, the average population and household income within a 3-mile radius of each property is approximately 61,188 and $64,398, respectively. The Trade Dimensions Retail
     Site Database states estimated average annual sales for the 42 portfolio stores to be $806 per square foot. The stores all have updated configurations and the vast majority of the properties have drive-through pharmacies.

PROPERTY MANAGEMENT:

o    Borrower/Owner Managed.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

RELEASE OF PROPERTIES:

o    The borrowers are permitted to obtain a release of any property during the term of the loan, subject to the satisfaction of certain conditions set forth in the mortgage loan documents, including, among others, payment of a release price of 115% of the allocated loan amount and satisfaction of certain loan-to-value and debt service coverage ratio requirements. The debt service coverage ratio immediately after the release must be greater than or equal to the greater of 1.09x (based on a 7.27% loan constant and assuming a 30-year amortization schedule) and the debt service coverage ratio immediately preceding the release. The loan-to-value immediately after the release must be less than or equal to the lower of 80% and the loan-to-value immediately preceding the release.

SUBSTITUTION OF PROPERTIES:

o    The Crossed Southern Walgreens Portfolios Borrowers are permitted four substitutions (no more than 33% of the Crossed Southern Walgreens
     Portfolios Mortgage Loans amount) with replacement properties that are similar in property type, lease terms and tenant credit subject to the satisfaction of certain conditions set forth in the Mortgage Loan documents including, among others: (i) the debt service coverage ratio of the portfolio, after giving effect to the substitution, is not less than the debt service coverage ratio immediately before the substitution; (ii) the loan-to-value of the portfolio, after giving effect to the substitution, is not greater than the loan-to-value immediately before the substitution;
     (iii) delivery of acceptable environmental and engineering reports; (iv) if the replacement property is a single tenant property, the lease must be comparable to current property's lease, the tenant must have comparable credit quality and financial strength as the substituted property's tenant;
     (v) delivery of an acceptable legal opinion; and (vi) confirmation from the rating agencies of no withdrawal, qualification or downgrade of the then-current ratings of the Certificates.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                      CROSSED SOUTHERN WALGREENS PORTFOLIOS

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                 EASTRIDGE MALL

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                 EASTRIDGE MALL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

LOAN SELLER:                            Bank of America

LOAN PURPOSE:                           Refinance

ORIGINAL NOTE A PRINCIPAL BALANCE:      $133,500,000

FIRST PAYMENT DATE:                     October 1, 2006

TERM/AMORTIZATION:                      60/0 months

INTEREST ONLY PERIOD:                   60 months

MATURITY DATE:                          September 1, 2011

EXPECTED NOTE A MATURITY BALANCE:       $133,500,000

BORROWING ENTITY:                       Eastridge Shopping
                                        Center L.L.C.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance:
                                        53 payments
                                        Open: 7 payments

ADDITIONAL FINANCING:                   $36,500,000 Note B

FUTURE MEZZANINE DEBT:                  Yes

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

WHOLE LOAN CUT-OFF DATE BALANCE:        $170,000,000

NOTE A CUT-OFF DATE BALANCE:            $133,500,000

NOTE B CUT-OFF DATE BALANCE:            $36,500,000

SHADOW RATING (MOODY'S/S&P):            Baa3/BBB-

                                        WHOLE LOAN    WHOLE LOAN
                                         (EXCLUDING   (INCLUDING
                                        NOTE B)(1)    NOTE B)(1)
                                        -----------   ----------
CUT-OFF DATE LTV:                          59.3%        75.6%

MATURITY DATE LTV:                         59.3%        75.6%

UNDERWRITTEN DSCR:                         1.89x        1.50x

MORTGAGE RATE(2):                         5.859%(3)    5.788%(4)
--------------------------------------------------------------------------------

(1)  The Note B is not part of the trust fund.

(2)  The interest rate was rounded to three decimal places and is subject to change prior to pricing.

(3)  The interest rate is rounded to three decimal places and is subject to change prior to pricing.

(4)  The interest rate is rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               San Jose, California

YEAR BUILT/RENOVATED:                   1971/2006

NET RENTABLE SQUARE FEET(1):            741,552

CUT-OFF BALANCE PER SF(1)(2):           $180

OCCUPANCY AS OF 07/28/2006:             94.4%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Borrower/Owner Managed

UNDERWRITTEN NET CASH FLOW:             $14,990,849

APPRAISED VALUE:                        $225,000,000
--------------------------------------------------------------------------------

(1)  An additional 196,255 square feet of improvements are on ground leases and part of the collateral. The cut-off date balance per square foot including the ground leased square footage equals $142.

(2)  The cut-off date balance per square foot including the Note B and (A)
     including the improvements on the ground leases, equals $181 and (B)
     excluding the improvements on the ground leases equals $229.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                 EASTRIDGE MALL

--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                                                  UNDERWRITTEN
                                                                  ------------
Effective Gross Income ........................................    $25,385,447
Total Expenses ................................................    $ 9,710,893
Net Operating Income (NOI) ....................................    $15,674,554
Cash Flow (CF) ................................................    $14,990,849
DSCR on NOI(1) ................................................           1.98x
DSCR on CF(2) .................................................           1.89x

(1)  The debt service coverage ratio on net operating income including the Note
     B is 1.57x

(2)  The debt service coverage ratio on net cash flow including the Note B is
     1.50x

                              TENANT INFORMATION(1)

                                                       TOTAL
                                          RATINGS      TENANT   % OF TOTAL               POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                             MOODY'S/S&P      SF         SF       RENT PSF      RENT          RENT      EXPIRATION
-------------------------------------   -----------   -------   ----------   --------   ----------   -----------   ----------

JC Penney ...........................    Baa3/BBB-    246,261      26.3%      $ 0.24    $   60,000       0.4%      05/31/2011
AMC 15 (Ground Lease) ...............       B3/B       75,000       8.0       $25.00    $1,875,000      12.7       08/31/2020
Beshoff Infiniti (Ground Lease) .....    Baa1/BBB+     75,000       8.0       $ 7.33    $  549,750       3.7       10/31/2027
Sports Chalet .......................    Not Rated     44,000       4.7       $16.00    $  704,000       4.8       10/31/2016
Bed Bath & Beyond ...................      NR/BBB      43,133       4.6       $12.25    $  528,379       3.6       01/31/2023
                                                      -------      ----                 ----------      ----
TOTAL ...............................                 483,394      51.5%                $3,717,129      25.1%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                                        # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION                        EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF     EXPIRING
-------------------------------------   -----------   --------   --------   ----------   -------------   ----------

2007 ................................         5         16,985      1.8%       16,985          1.8%      $  229,717
2008 ................................         6         40,381      4.3        57,366          6.1%      $  764,004
2010 ................................         8         10,212      1.1        67,578          7.2%      $  664,329
2011 ................................         5        273,613     29.2       341,191         36.4%      $  670,530
2012 ................................         3          1,926      0.2       343,117         36.6%      $   95,699
2013 ................................         5         16,304      1.7       359,421         38.3%      $  278,572
2014 ................................         5         12,890      1.4       372,311         39.7%      $  472,684
2015 ................................        48         94,899     10.1       467,210         49.8%      $2,917,001
2016 ................................        31        176,025     18.8       643,235         68.6%      $3,594,038
2017 ................................         1          5,679      0.6       648,914         69.2%      $  125,563
2023 ................................         1         43,133      4.6       692,047         73.8%      $  528,379
Ground Lease ........................        10        194,178     20.7       886,225         94.5%      $3,043,184
Vacant Ground Lease .................        --          2,077      0.2       888,302         94.7%      $   32,551
Vacant ..............................        --         49,505      5.3       937,807        100.0%      $1,371,783
                                            ---        -------    -----
TOTAL ...............................       128        937,807    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                 EASTRIDGE MALL

--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

o    The five largest tenants representing 51.5% of the total net rentable square feet are:

o    JC PENNEY (NYSE: "JCP") (rated "Baa3" by Moody's and "BBB-" by S&P)
     occupies 246,261 square feet (26.3% of square feet, 0.4% of income) under a forty-year lease expiring on May 31, 2011 with three 10-year renewal options. J.C. Penney is a multi-line retailer selling family apparel, jewelry, shoes, accessories and home furnishings. J.C. Penney operates
     1,021 department stores located in 49 states and Puerto Rico. J.C. Penney employs approximately 151,000 people. As of the fiscal year ended January
     28, 2006, J.C. Penney reported revenue of approximately 18.8 billion, net income of $1.1 billion and stockholder equity of $4.0 billion.

o    AMC 15 (AMC Entertainment, Inc.) (rated "B3" by Moody's and "B" by S&P)
     occupies 75,000 square feet (8.0% of square feet, 12.7% of income) under a
     15-year ground lease expiring on August 31, 2020. The rental rate per square foot is $25.00. The theater contains 15-screens and 2,954 seats in a stadium seating format. AMC 15 recently constructed its space and opened in
     November of 2005. AMC Entertainment, Inc. is the second largest movie theater chain in the United States and owns about 415 theaters that offer over 5,500 screens. Approximately three quarters of these theatres are multiplexes (units with more than 14 screens and stadium seating). AMC
     Entertainment, Inc.'s theatres can be found in approximately. 30 states as well as in Canada, Europe, Asia and South America. Earlier this year, AMC
     Entertainment, Inc. merged with rival Loews Cineplex Entertainment
     Corporation. In 2005 AMC Entertainment, Inc. had sales of $1.8 billion and a net income of $70.6 million.

o    BESHOFF INFINITI (Nissan Motor Co., NASDAQ: "NSANY") (rated "Baa1" by
     Moody's and "BBB+" by S&P) will occupy 75,000 square feet (8.0% of square feet, 3.7% of income) under a 20-year ground lease expiring on October 31,
     2027. The rental rate per square foot is $7.33. Infiniti is Japanese automobile manufacturer Nissan's luxury brand in the United States,
     Canadian, Mexican, Middle Eastern, South Korean (first dealership opened in
     July 2005) and Taiwanese markets.

o    SPORT CHALET (NASDAQ: "SPCHA") (not rated) occupies 44,000 square feet
     (4.7% of square feet, 4.8% of income) under a ten-year lease expiring on
     October 31, 2016 with four 5-year renewal options. The current rental rate per square foot of $16.00 increases to $17.50 on June 5, 2011. Sports
     Chalet offers 17 specialty stores under one roof. The sporting goods chain focuses on providing cold weather gear, but also offers a variety of clothing and equipment for outdoor activities across the board. Sports
     Chalet operates approximately 40 stores mostly in California, with a handful in Arizona and Nevada as well. During the fiscal year ending March
     2006, Sport Chalet reported revenues of $343.2 million representing an 11%
     sales growth.

o    BED BATH & BEYOND (NASDAQ: "BBBY") (not rated by Moody's and rated "BBB" by
     S&P) occupies 43,133 square feet (4.6% of square feet, 3.6% of income)
     under a lease which expires on January 31, 2023 with three 5-year renewal option. The current rental rate per square foot is $12.25. Bed, Bath &
     Beyond operates more than 750 stores in 46 states as well as Puerto Rico.
     Bed, Bath & Beyond offers a full line of products to furnish the bedroom and bathroom as well as an array of small appliances for the kitchen.
     Remarkably, Bed, Bath & Beyond relies on advertising through circulars, mailings and word of mouth. For the fiscal year ending February 2006, Bed,
     Bath & Beyond reported revenues of $5.81 billion and net income of $572.9 million, representing growths of 12.9% and 13.4% respectively.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                 EASTRIDGE MALL

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Eastridge Mall Mortgage Loan is a $133.5 million, five-year loan secured by a first mortgage on a regional mall located in San Jose, Santa
     Clara County, California. The Eastridge Mall Mortgage Loan is interest-only for the entire loan term, matures on September 1, 2011 and accrues interest at an annual rate, rounded to three decimal places, of 5.859%.

THE BORROWER:

o    The Eastridge Mall Borrower is Eastridge Shopping Center L.L.C, a Delaware
     limited liability company and single purpose, bankruptcy remote entity with at least two independent directors for which a non-consolidation opinion has been provided by the Eastridge Mall Borrower's counsel. Equity ownership is held 100% by GGP Ivanhoe IV, Inc. which in turn is held by GGP
     Limited Partnership which is 81.0% owned by General Growth Properties, Inc.

o    Ownership interest in GGP Limited Partnership is held by General Growth
     Properties, Inc. (81.0%) and outside limited partners (19.0%).

o    General Growth Properties, Inc. is the second-largest owner/operator of malls in the United States with a market capitalization of $11.42 billion as of September 18, 2006. General Growth Properties, Inc. owns, develops, operates and/or manages shopping malls in 44 states. As of March 2006,
     General Growth Properties, Inc. had ownership interests in and/or management responsibility for more than 200 regional shopping malls all over the United States, encompassing over 200 million square feet. of retail space and housing some 24,000 retail tenants. General Growth
     Properties, Inc. is the largest third-party manager for owners of regional malls.

THE PROPERTY:

o    The Eastridge Mall Mortgaged Property consists of a fee simple interest in a regional mall built in 1971 and most recently renovated in 2006. The collateral improvements containing a total of 741,522 gross leasable square feet situated on 77.28 acres consist of JC Penney, Sports Chalet, Bed Bath and Beyond, Circuit City and Barnes & Noble anchor tenant buildings and the in-line mall stores.

o    There are approximately 113 additional in-line tenants ranging in size from
     100 to 19,645 square feet. The Eastridge Mall Mortgaged Property also consists of 10 ground leased tenants (196,255 square feet) ranging in size from 3,750 square feet to 75,000 square feet (both AMC 15 and Beshoff
     Infinity). Sears (251,000 square feet) and Macy's (175,000 square feet) are non-collateral anchor tenants. Including Sears and Macy's there is a total of 1,363,807 square feet in the Eastridge Mall.

o    In 2004, General Growth Properties, Inc. began a significant renovation of the Eastridge Mall Mortgaged Property which included redevelopment of the interior of the mall, reconfiguration of 317,530 square feet of in-line comparable store space, the addition of a 75,000 square foot 15-screen AMC
     Theater, exterior retail entrance, and restaurant outparcel.

o    The Eastridge Mall Mortgaged Property is located in the east central portion of San Jose, California, just northeast of Highway 101 approximately 65 miles south of San Francisco, California. Demographics for the five-mile primary trade area of the Eastridge Mall Mortgaged Property include a population of 512,821 in 137,147 households. Average household income within the primary trade area is $98,461.

o    Trailing 12-month in-line comparable store sales as of May 31, 2006 were
     $293 per square foot.

o    The Eastridge Mall Borrower is generally required at its sole cost and expense to keep the Eastridge Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The Eastridge Mall Mortgaged Property is borrower/owner managed.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    A $36,500,000 Note B to be held outside of the Trust.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                 EASTRIDGE MALL

--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Eastridge Mall Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Eastridge Mall Mortgage Loan, results in a maximum loan-to-value ratio greater than 75% and a minimum debt service coverage ratio (as calculated by the mortgagee on a trailing
     12-month basis) less than 1.25x; and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the
     Eastridge Mall Mortgage Loan.

COLLATERAL RELEASE AND SUBSTITUTION:

o    The Eastridge Mall Borrower may obtain the release of a related parcel of property, subject to the satisfaction of certain conditions, including, but not limited to: (i) such property is not necessary for the Eastridge Mall
     Borrower's operation or use of the remainder of the Eastridge Mall
     Mortgaged Properties; and (ii) the released parcel is non-income producing.
     The substitution of another parcel in conjunction with such a release is permitted subject to, without limitation, satisfaction of the conditions required for a release with respect to the released parcel and the substitute parcel.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                 EASTRIDGE MALL

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       30

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                             TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                            TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bear Stearns

LOAN PURPOSE:                           Acquisition

ORIGINAL PRINCIPAL BALANCE:             $130,000,000

FIRST PAYMENT DATE:                     November 1, 2006

TERM/AMORTIZATION:                      60/360 months

INTEREST ONLY PERIOD:                   42 months

MATURITY DATE:                          October 1, 2011

EXPECTED MATURITY BALANCE:              $128,020,572

BORROWING ENTITY(1):                    Various

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance: 53 payments
                                        Open: 7 payments

ADDITIONAL FINANCING:                   $5,600,000 mezzanine loan

UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:               Yes

   IMMEDIATE REPAIR RESERVE:            $552,616

   OTHER(2):                            $12,463,796

ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:               Yes

   REPLACEMENT RESERVE:                 $222,217

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)  The loan is collateralized by thirteen properties and as such has thirteen separate borrowing entities.

(2)  The other escrow consists of $8,588,000 for future capital improvements,
     $3,686,503 for work that is still outstanding under the PIP program, and
     $189,293 for ground rent for the San Diego and Englewood properties.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $130,000,000

CUT-OFF DATE LTV:                       75.8%

MATURITY DATE LTV:                      74.6%

UNDERWRITTEN DSCR:                      1.35x

INTEREST ONLY DSCR(1):                  1.57x

MORTGAGE RATE:                          6.297%
--------------------------------------------------------------------------------

(1)  Underwritten DSCR during the partial interest only period.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Hotel

PROPERTY SUB-TYPE:                      Various

LOCATION:                               Various

YEAR BUILT/RENOVATED:                   Various/2006

NUMBER OF KEYS:                         2,567

CUT-OFF BALANCE PER KEY:                $50,643

OCCUPANCY AS OF 07/31/2006:             68.4%

OWNERSHIP INTEREST:                     Various

PROPERTY MANAGEMENT:                    Various

UNDERWRITTEN NET CASH FLOW:             $13,051,217

APPRAISED VALUE:                        $171,600,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                            TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

                     FINANCIAL INFORMATION - PORTFOLIO LEVEL

                                                                 TRAILING
                                   FULL YEAR      FULL YEAR      12 MONTHS
                                 (12/31/2004)   (12/31/2005)   (07/31/2006)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......    $58,959,431    $62,072,383    $64,881,268    $66,641,384
Total Expenses ...............    $45,910,109    $47,557,983    $49,173,876    $50,924,512
Net Operating Income (NOI) ...    $13,049,322    $14,514,400    $15,707,392    $15,716,872
Cash Flow (CF) ...............    $10,695,660    $12,040,686    $13,119,547    $13,051,217
DSCR on NOI ..................           1.35x          1.50x          1.63x          1.63x
DSCR on CF ...................           1.11x          1.25x          1.36x          1.35x
Interest Only DSCR on NOI ....           1.57x          1.75x          1.89x          1.89x
Interest Only DSCR on CF .....           1.29x          1.45x          1.58x          1.57x

                        PORTFOLIO OPERATING STATISTICS(1)

                                                                TRAILING 12
                                   FULL YEAR      FULL YEAR       MONTHS
                                 (12/31/2004)   (12/31/2005)   (07/31/2006)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

 Average Daily Rate (ADR) ....      $74.29         $78.30         $81.61         $83.77
 Occupancy ...................        66.9%          67.6%          68.4%          68.5%
 RevPAR ......................      $49.73         $52.95         $55.81         $57.39

(1)  Based on underwritten operating statements.

                        PROPERTY OPERATING STATISTICS(1)

                                             FULL YEAR (12/31/2004)   FULL YEAR (12/31/2005)
                                             ----------------------   ----------------------
PROPERTY NAME                                REVPAR    ADR     OCC.   REVPAR     ADR    OCC.
------------------------------------------   ------   ------   ----   ------   ------   ----

SD Holiday Inn Mission Valley Stadium ....   $70.61   $83.89   84.2%  $75.00   $90.74   82.7%
Lynnwood Courtyard Marriott ..............   $49.24   $72.50   67.9%  $59.71   $78.02   76.5%
Fresno Courtyard Marriott ................   $68.31   $87.01   78.5%  $75.76   $92.81   81.6%
Renton Holiday Inn Select ................   $40.89   $63.45   64.5%  $47.51   $73.60   64.6%
Price Holiday Inn ........................   $43.25   $62.76   68.9%  $48.94   $63.61   77.0%
Boise Holiday Inn ........................   $43.92   $63.35   69.3%  $47.10   $66.16   71.2%
Ogden Marriott ...........................   $44.21   $75.38   58.7%  $40.57   $75.06   54.1%
Craig Holiday Inn ........................   $44.11   $62.30   70.8%  $54.40   $72.11   75.4%
Courtyard by Marriott ....................   $49.77   $74.30   67.0%  $52.12   $76.19   68.4%
Englewood Crowne Plaza ...................   $66.54   $82.63   80.5%  $68.20   $92.05   74.1%
Pueblo Marriott -- Convention Center. ....   $47.71   $75.06   63.6%  $49.06   $74.38   66.0%
Kent Hawthorn Suites .....................   $52.94   $84.27   62.8%  $50.91   $83.78   60.8%
Williamsburg Crowne Plaza ................   $42.54   $81.74   52.0%  $44.12   $84.70   52.1%

                                               TRAILING 12 MONTHS
                                                  (07/31/2006)               UNDERWRITTEN
                                             -----------------------   -----------------------
PROPERTY NAME                                REVPAR     ADR     OCC.   REVPAR     ADR     OCC.
------------------------------------------   ------   -------   ----   ------   -------   ----

SD Holiday Inn Mission Valley Stadium ....   $80.55   $ 96.74   83.3%  $80.55   $ 96.74   83.3%
Lynnwood Courtyard Marriott ..............   $63.51   $ 86.10   73.8%  $68.73   $ 91.64   75.0%
Fresno Courtyard Marriott ................   $78.23   $105.41   74.2%  $78.23   $105.41   74.2%
Renton Holiday Inn Select ................   $54.34   $ 77.17   70.4%  $54.34   $ 77.17   70.4%
Price Holiday Inn ........................   $53.30   $ 67.31   79.2%  $53.30   $ 67.31   79.2%
Boise Holiday Inn ........................   $46.22   $ 66.32   69.7%  $46.22   $ 66.32   69.7%
Ogden Marriott ...........................   $43.10   $ 75.51   57.1%  $44.36   $ 77.83   57.0%
Craig Holiday Inn ........................   $57.62   $ 74.65   77.2%  $57.62   $ 74.65   77.2%
Courtyard by Marriott ....................   $55.01   $ 78.59   70.0%  $57.79   $ 82.95   69.7%
Englewood Crowne Plaza ...................   $72.45   $100.84   71.9%  $84.10   $115.20   73.0%
Pueblo Marriott -- Convention Center. ....   $50.25   $ 75.58   66.5%  $50.25   $ 75.58   66.5%
Kent Hawthorn Suites .....................   $54.96   $ 84.54   65.0%  $54.96   $ 84.54   65.0%
Williamsburg Crowne Plaza ................   $44.15   $ 84.25   52.4%  $44.15   $ 84.25   52.4%

(1)  Based on underwritten operating statements.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                             TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

                                                                                                                        % OF TOTAL
                                                                                                          ALLOCATED     PORTFOLIO
                                                                             YEAR BUILT /     FEE /     CUT-OFF LOAN   (BY CUT-OFF
PROPERTY NAME                       LOCATION          HOTEL TYPE      KEYS     RENOVATED    LEASEHOLD      BALANCE       BALANCE)
-----------------------------   ----------------   ---------------   -----   ------------   ---------   ------------   -----------

SD Holiday Inn Mission
   Valley Stadium ...........   San Diego, CA      Full Service        175    1989 / 2006   Leasehold   $ 15,500,000       11.9%
Lynnwood Courtyard
   Marriott .................   Lynnwood, WA       Limited Service     164    1999 / 2006      Fee        15,200,000       11.7
Fresno Courtyard Marriott ...   Fresno, CA         Limited Service     116    1989 / 2006      Fee        13,100,000       10.1
Renton Holiday Inn Select ...   Renton, WA         Full Service        226    1963 / 2006      Fee        11,400,000        8.8
Price Holiday Inn ...........   Price, UT          Full Service        151    1984 / 2006      Fee        10,700,000        8.2
Boise Holiday Inn ...........   Boise, ID          Full Service        265    1967 / 2006      Fee        10,100,000        7.8
Ogden Marriott ..............   Ogden, UT          Full Service        292    1982 / 2006      Fee        10,000,000        7.7
Craig Holiday Inn ...........   Craig, CO          Full Service        152    1980 / 2006      Fee         8,100,000        6.2
Courtyard by Marriott .......   Santa Fe, NM       Full Service        213    1985 / 2006      Fee         7,800,000        6.0
Englewood Crowne Plaza ......   Englewood, NJ      Full Service        194    1988 / 2006   Leasehold      7,700,000        5.9
Pueblo Marriott --
   Convention Center ........   Pueblo, CO         Full Service        164    1998 / 2006      Fee         7,600,000        5.8
Kent Hawthorn Suites ........   Kent, WA           Extended Stay       152    1990 / 2006      Fee         7,400,000        5.7
Williamsburg Crowne Plaza ...   Williamsburg, VA   Full Service        303    1975 / 2006      Fee         5,400,000        4.2
                                                                     -----                              ------------      -----
TOTAL .......................                                        2,567                              $130,000,000      100.0%

                   INDIVIDUAL PROPERTY PENETRATION FACTORS(1)

                                                   OCCUPANCY        ADR          REVPAR
PROPERTY NAME                                     PENETRATION   PENETRATION   PENETRATION
-----------------------------------------------   -----------   -----------   -----------

SD Holiday Inn Mission Valley Stadium .........      114.5%         91.4%        104.6%
Lynnwood Courtyard Marriott ...................      100.3%        106.6%        107.0%
Fresno Courtyard Marriott .....................      104.3%        121.2%        126.4%
Renton Holiday Inn Select .....................       96.1%         88.7%         85.2%
Price Holiday Inn .............................      143.6%        145.1%        208.3%
Boise Holiday Inn .............................      110.4%         97.7%        107.9%
Ogden Marriott ................................       97.8%        123.0%        120.3%
Craig Holiday Inn .............................       94.4%        108.2%        102.2%
Courtyard by Marriott .........................      107.2%        108.5%        116.3%
Englewood Crowne Plaza ........................      107.7%         86.0%         92.7%
Pueblo Marriott -- Convention Center ..........      109.3%        121.2%        132.5%
Kent Hawthorn Suites ..........................       98.4%        124.1%        122.1%
Williamsburg Crowne Plaza .....................      105.8%         90.7%         96.0%

(1)  Penetration data shown above is based on trailing-12 month data provided in individual STAR Reports as of July 2006.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                             TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

                        ESTIMATED DEMAND SEGMENTATION(1)

PROPERTY NAME                                     COMMERCIAL   MEETING AND GROUP   LEISURE
-----------------------------------------------   ----------   -----------------   -------

SD Holiday Inn Mission Valley Stadium .........       50%             20%            30%
Lynnwood Courtyard Marriott ...................       67%             14%            19%
Fresno Courtyard Marriott .....................       61%             16%            23%
Renton Holiday Inn Select .....................       71%             22%             7%
Price Holiday Inn .............................       75%              5%            20%
Boise Holiday Inn(2) ..........................       31%             27%            35%
Ogden Marriott(2) .............................       47%             28%            11%
Craig Holiday Inn(2) ..........................       75%             10%             8%
Courtyard by Marriott .........................       49%             20%            31%
Englewood Crowne Plaza ........................       45%             11%            44%
Pueblo Marriott -- Convention Center ..........       40%             50%            10%
Kent Hawthorn Suites(2) .......................       29%             14%             8%
Williamsburg Crowne Plaza .....................       10%             50%            40%

(1)  Data shown above is based on individual property appraisals.

(2)  Boise Holiday Inn includes 7% for the contract segment. Odgen Marriott includes 14% for government segment. Craig Holiday Inn includes 7% for government segment. Kent Hawthorn Suites includes 49% for extended stay segment. These numbers are not included in the table above.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                             TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Trinity Hotel Portfolio Mortgage Loan is a $130.0 million, 60-month fixed rate loan secured by a first mortgage on thirteen,
     cross-collateralized, cross-defaulted, hotel properties located in eight states, totaling 2,567 keys. The Trinity Hotel Portfolio Mortgage Loan bears interest at an annual interest rate of 6.297%. The loan is interest only for the first 42 months of its term and then amortizes based on a
     360-month schedule until it matures on October 1, 2011.

THE BORROWER:

o    The Trinity Hotel Portfolio Borrower is comprised of the following 13 entities: HI San Diego LLC, CA Lynwood LLC, CA Fresno Hotel LLC, HI Renton
     LLC, HI Price LLC, HI Boise LLC, MA Ogden LLC, HI Craig LLC, CA Santa Fe
     LLC, CP Englewood LLC, MA Pueblo LLC, HS Kent LLC, and CP Williamsburg LLC.
     Each entity is a Delaware limited liability company and a single purpose entity. The sponsors of the Trinity Hotel Portfolio Mortgage Loan are
     Trinity Hotel Investors L.L.C. and BayNorth Capital LLC.

o    Trinity Hotel Investors L.L.C. ("Trinity") owns and invests in hotel real estate in targeted U.S. and European markets. Trinity focuses on the U.S.
     and European hotel markets, seeking three- and four-star hotels and five-star resorts domestically, and luxury hotels in Europe. Trinity's current hotel investments include twenty hotels comprising 4,307 keys in the U.S. and in London.

o    BayNorth Capital LLC ("BayNorth") is a real estate investment firm formed in 2004 and based in Boston, Massachusetts. Initially managing an investment portfolio for Harvard University, BayNorth has broadened its investor base to also include many other institutional clients.

THE PROPERTIES:

o    The portfolio consists of 13 individually flagged hotel properties totaling
     2,567 keys located across eight states. The portfolio consists of ten full-service hotels (2,135 keys; approximately 73% by allocated portfolio loan amount), two limited service hotels (280 keys; approximately 22% by allocated portfolio loan amount) and one extended-stay hotel (152 keys;
     approximately 6% by allocated portfolio loan amount). The portfolio consists of five Holiday Inn hotels (969 keys; approximately 43% by allocated portfolio loan amount), three Courtyard by Marriott hotels (493 keys; approximately 28% by allocated portfolio loan amount), two Marriott hotels (456 keys; approximately 14% by allocated portfolio loan amount), two Crowne Plaza hotels (497 keys; approximately 10% by allocated portfolio loan amount), and one Hawthorne Suites hotel (152 keys; approximately 6% by allocated portfolio loan amount). The largest asset in the portfolio in terms of allocated loan balance, the SD Holiday Inn Mission Valley Stadium in San Diego, California, accounts for 11.9% of the portfolio loan amount,
     11.6% of the total portfolio appraised value, and 11.1% of the total portfolio underwritten net cash flow. In addition to geographic, property type, and flag diversity, the portfolio also has a diversity of demand generators including corporate, convention, leisure, government and military.

o    Built between 1963 and 1999, the properties in the portfolio went through significant renovations from 2002 to 2006. The portfolio has undergone approximately $29 million of renovations ($11,300 per key) from 2002 to
     2006, with approximately $16.2 million ($6,300 per key) spent in 2005-2006.
     In addition, the Trinity Hotel Portfolio Borrower provided an escrow of approximately $13.0 million ($4,997 per key) at closing for additional capital improvements, outstanding PIP work, and deferred maintenance.

PROPERTY MANAGEMENT:

o    The Trinity Hotel Portfolio Mortgaged Properties are managed by the four separate third-party management companies. Based in Scottsdale, Arizona,
     Opus Hospitality Advisors will manage the San Diego, Fresno, Price, Boise,
     Craig, and Santa Fe properties. Montclair Hotel Investors ("Montclair") is a hotel investment and management company based in suburban Chicago whose managing partners have managed hotel portfolios with values in excess of $3 billion. Montclair manages the Lynwood, Renton, and Kent properties. Sage
     Hospitality Resources ("Sage") specializes in management of full service and limited service hotels nationwide and has managed over 300 properties in 39 states and the District of Columbia. Sage manages the Ogden and
     Pueblo properties. Crestline Hotels & Resorts, Inc. ("Crestline") is an
     independent hospitality management company that presently manages 43 hotels, resorts and conference and convention centers in 12 states and the
     District of Columbia. Crestline manages the Englewood and Williamsburg properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Trinity Hotel Portfolio Borrower has incurred mezzanine debt in the amount of $5.6 million which is held outside the Trust. This additional debt is subject to an intercreditor agreement providing the mezzanine loan holder with purchase and cure rights. The term of the Trinity Hotel
     Portfolio Mezzanine Loan is coterminous with the Trinity Hotel Portfolio
     Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                             TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

FUTURE PARI PASSU, MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.

RELEASE OF PROPERTIES:

o    The Trinity Hotel Portfolio Borrower is permitted to obtain a release of any property during the term of the Trinity Hotel Portfolio Mortgage Loan, subject to the satisfaction of certain conditions set forth in the mortgage loan documents, including, among others, the Trinity Hotel Portfolio
     Borrower deposits defeasance collateral equal to 110% of the allocated loan amount of the released property and the satisfaction of certain loan-to-value and debt service coverage ratio requirements. The debt service coverage ratio immediately after the release must be equal to or exceed the greater of (a) 1.13 multiplied by a fraction, the numerator of which is the sum of the allocated loan amounts of those properties subject to the lien of the mortgage immediately after the release, and the denominator of which is the principal balance of the loan immediately after the release (b) the debt service coverage ratio for all of the remaining properties based on the 12 months immediately preceding the release. The loan-to-value immediately after the release must be less than or equal to the lower of (a) 78% multiplied by a fraction, the numerator of which is the principal balance of the loan immediately after the release, and the denominator of which is the sum of the allocated loan amounts of those properties subject to the lien of the mortgage immediately after the release, and (b) the loan-to-value for all of the then remaining properties
     (including the property to be released) immediately preceding the release.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                             TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                  THE SHOREHAM

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                  THE SHOREHAM

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

LOAN SELLER:                            Bank of America

LOAN PURPOSE:                           Refinance

ORIGINAL PRINCIPAL BALANCE:             $94,180,000

FIRST PAYMENT DATE:                     November 1, 2006

TERM/AMORTIZATION:                      120/0 months

INTEREST ONLY PERIOD:                   120 months

MATURITY DATE:                          October 1, 2016

EXPECTED MATURITY BALANCE:              $94,180,000

BORROWING ENTITY:                       Shoreham Development
                                        Group LLC

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance:
                                        117 payments
                                        Open: 3 payments

FUTURE MEZZANINE DEBT:                  Yes

UP-FRONT RESERVES:

   TAX RESERVE:                         Yes

   TI/LC RESERVE:                       $289,500

   RENT RESERVE(1):                     $132,630

ONGOING MONTHLY RESERVES:

   TAX RESERVE:                         Yes

   REPLACEMENT RESERVE:                 $9,133

LOCKBOX:                                Soft
--------------------------------------------------------------------------------

(1)  Rent reserve taken at closing will be released upon the borrower delivering estoppel certificates from certain tenants in a form acceptable to the mortgagee.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE:                   $94,180,000

CUT-OFF DATE LTV:                       62.8%

MATURITY DATE LTV:                      62.8%

UNDERWRITTEN DSCR:                      1.33x

MORTGAGE RATE(1):                       5.774%
--------------------------------------------------------------------------------

(1)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

PROPERTY TYPE:                          Multifamily

PROPERTY SUB-TYPE:                      High Rise

LOCATION:                               Chicago, Illinois

YEAR BUILT/RENOVATED:                   2005/NAP

UNITS:                                  548

CUT-OFF BALANCE PER UNIT:               $171,861

OCCUPANCY AS OF 08/14/2006:             96.9%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Near North Properties, Inc.

UNDERWRITTEN NET CASH FLOW:             $7,323,098

APPRAISED VALUE:                        $150,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                  THE SHOREHAM

--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                         ANNUALIZED
                                        (07/31/2006)   UNDERWRITTEN
                                        ------------   ------------
Effective Gross Income ..............   $11,096,518    $12,323,404
Total Expenses ......................   $ 5,063,374    $ 4,890,706
Net Operating Income (NOI) ..........   $ 6,033,143    $ 7,432,698
Cash Flow (CF) ......................   $ 6,033,143    $ 7,323,098
DSCR on NOI .........................          1.09x          1.35x
DSCR on CF ..........................          1.09x          1.33x

                              UNIT MIX INFORMATION

                                        STUDIO   1 BEDROOM   2 BEDROOM
                                        ------   ---------   ---------
Number of Units .....................      205        242         101
Average Rent ........................   $1,458     $1,677      $2,494
Average Unit Size (SF) ..............      613        751       1,181

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                  THE SHOREHAM

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Shoreham Mortgage Loan is a $94.2 million, ten-year fixed rate loan secured by a first mortgage on a high-rise apartment building located in
     Chicago, Cook County, Illinois. The Shoreham Mortgage Loan is interest only for the entire loan term, matures on October 1, 2016 and accrues interest at an annual rate, rounded to three decimal places, of 5.774%.

THE BORROWER:

o    The Shoreham Borrower is Shoreham Development Group LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which The Shoreham Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held
     90% by BIT Investment Eighteen, LLC and 10% by Lakeshore Shoreham LLC.
     Equity ownership of BIT Investment Eighteen, LLC is held 100% by AFL-CIO
     Building Investment Trust. Equity ownership of Lakeshore Shoreham LLC is held 2.083% by Robin Berger and 97.917% by DJ2 LLC, an Illinois limited liability company, as the borrower principal.

o    Magellan Development Group is a Chicago based real estate development, construction management, and property management corporation that focus on multifamily developments in the central business district of Chicago,
     Illinois. The Magellan Development Group recently merged with NNP
     Residential, its long-time property management partner to form one of the largest real estate developers in the Chicago metropolitan statistical area. Together, the merged companies are recognized among Chicago's most accomplished and respected real estate organizations.

THE PROPERTY:

o    The Shoreham Mortgaged Property consists of a fee simple interest in a
     548-unit, high-rise apartment building constructed in 2005. The 45-story,
     Class "A" improvements contain 421,960 net rentable square feet and are situated on 1.13 acres. The apartment unit mix consists of 36 studio units,
     169 efficiency/convertible units, 242 one bedroom/one bath units and 101 two bedroom/two bath units.

o    Unit amenities include a standard kitchen package consisting of a refrigerator, range/oven with vent hood, dishwasher, disposal and microwave. Other unit amenities include full-size washer/dryers, patios/balconies, hard-wired smoke detectors and water sprinklers. The
     Shoreham Mortgage Property amenities include 24-hour security, a fitness center with steam rooms, whirlpools, saunas, locker rooms and massage area, a business center with high speed wireless internet and plasma TV, an outdoor landscaped pool with deck, barbeque area, and lounge area, a full service kitchen available for private functions or business meetings, and a game room with pool and poker tables. Additional amenities include 8,991 square feet of retail space and a 374-space parking garage located on the first five levels of the building. Four elevators serve the apartment building and two elevators serve the parking garage.

o    The Shoreham Mortgaged Property is located in Lakeshore East, a $4 billion master planned community developed as a joint venture between Magellan
     Development Group and NNP Residential. The Lakeshore East Master Plan
     allows for the construction of up to 4,950 residences, a six-acre park, 2.2 million square feet of commercial space, 1,500 hotel rooms, 770,000 square feet of retail space and a proposed elementary school.

o    The Shoreham Borrower is generally required at its sole cost and expense to keep The Shoreham Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Near North Properties, Inc. manages The Shoreham Mortgaged Property. Near
     North Properties, Inc., a Borrower related entity founded in 1976 and headquartered in Chicago, currently manages ten apartment facilities located in the Chicago metropolitan statistical area containing approximately 5,000 units.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                  THE SHOREHAM

--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Shoreham Borrower is permitted, on a one-time basis, to incur mezzanine financing in an amount not to exceed $10,820,000 upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of
     The Shoreham Mortgage Loan, results in a minimum debt service coverage ratio (as calculated by the mortgagee on a trailing 12-month basis) less than 1.05x; and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving The Shoreham Mortgage
     Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                  THE SHOREHAM

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Barclays and Citi

ORIGINAL NOTE PRINCIPAL BALANCE:(1)     $68,813,864

FIRST PAYMENT DATE:                     July 5, 2006

TERM/AMORTIZATION:                      120/357

INTEREST ONLY PERIOD:                   None

MATURITY DATE:                          June 5, 2016

EXPECTED NOTE MATURITY BALANCE:         $59,590,947

BORROWING ENTITY:                       Spirit SPE Portfolio
                                        2006-3, LLC

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance:
                                        117 payments
                                        Open: 3 payments

ADDITIONAL FINANCING(2):                Yes

UP-FRONT RESERVES:
   IMMEDIATE REPAIR RESERVE(3):         $459,903
   OTHER RESERVE:(4)                    $156,250

ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE(5):            Springing
   REPLACEMENT RESERVE(5):              Springing
   GROUND LEASE RESERVE(6):             Springing

LOCKBOX(7):                             Hard
--------------------------------------------------------------------------------

(1)  The initial mortgage loan was in the original amount of $65,846,258.00, originally funded on May 31, 2006, and was increased to $68,813,864.00, as of September 11, 2006 with an additional funding of $3,120,000.00 on such date to fund tenant capital expenditures.The borrower and Spirit Finance
     Corporation, as guarantor, have executed a non-recourse carve-out provision guaranteeing reimbursement for any losses in connection with the borrower's failure to use such funds for the agreed upon capital expenditures.

(2)  The sponsor of the borrower is permitted to pledge indirect interests in the borrower in connection with a line of credit or similar corporate facility secured by all, or substantially all, of the sponsor's assets.

(3)  Tenant provided a letter of credit in the amount of $459,903.00 to satisfy the required repair reserve requirement.

(4)  An environmental required repair reserve was deposited into the required repair reserve account at origination in the amount of $156,250.00.

(5)  Reserve deposits for tax, insurance and replacement reserve will be springing in the event of default under the related mortgage documents or failure of the EBITDAR test ("Triggering Event"). In the event the tenant's ratio of EBITDAR to interest and operating lease expenses drops below (i)
     1.15x, then the mortgagee will begin escrowing reserves on a monthly basis, subject to a 90 day delay in receiving the escrow payments from the operating tenant, or (ii) 1.10x, then the mortgagee will sweep 50% of the excess cash flow, or (iii) 1.00x, then the mortgagee will sweep 100% of the excess cash flow.

(6)  Upon a Triggering Event, the borrower is required to pay a monthly prorated amount that is estimated by the mortgagee to be due and payable by the borrower under the ground lease for all rent and other charges which may be due for the succeeding 12-month period. Currently there is no property with a ground lease; however, the ground lease reserve would be applicable if the borrower added a ground lease property to the portfolio pursuant to its rights under the mortgage documents.

(7)  All tenant payments due under the applicable tenant leases are deposited into a lock box account under the mortgagee's control and the lockbox bank must transfer debt service and reserve payments, if any, to a mortgagee-controlled cash management account. Beginning on the date when the operating tenant's EBITDAR ratio is less than 1.15x for 90 days, all payments in the lock box account will be transferred to the cash management account. After payment of monthly debt service and funding of the reserve accounts, excess cash flow in the cash management account will be swept into an account under the borrower's control, except if an event of default exists. In addition, if the operating tenant's "EBITDAR" (which will be calculated on a quarterly basis, based upon actual earnings before interest, tax, depreciation and amortization falls below (i) 1.10x, the mortgagee will reserve 50% of excess cash flow and (ii) 1.00x, the mortgagee will reserve 100% of excess cash flow.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $68,754,506

CUT-OFF DATE LTV:                       69.0%

MATURITY DATE LTV:                      59.8%

UNDERWRITTEN DSCR:                      1.52x

MORTGAGE RATE(1):                       6.588%
--------------------------------------------------------------------------------

(1)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE(1):                       Various

PROPERTY SUB-TYPE(1):                   Various

LOCATION:                               Various

YEAR BUILT/RENOVATED:                   Various

NET RENTABLE SQUARE FEET:               2,383,350

CUT-OFF BALANCE PER SF:                 $29

OCCUPANCY AS OF 10/01/2006:             100.0%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Self-Managed

NNN MASTER LEASE PAYMENT:               $8,391,461

UNDERWRITTEN NET CASH FLOW:             $8,028,614

APPRAISED VALUE:                        $99,635,000
--------------------------------------------------------------------------------

(1)  65 retail stores and one industrial/flex property that functions as a headquarter/distribution center.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                                                    UNDERWRITTEN
                                                                    ------------
NNN Master Lease Payment ........................................    $8,391,461
Effective Gross Income ..........................................    $8,223,632
Total Expenses ..................................................    $   52,017
Net Operating Income (NOI) ......................................    $8,171,615
Cash Flow (CF) ..................................................    $8,028,614
DSCR on NOI .....................................................          1.55x
DSCR on CF ......................................................          1.52x

                              TENANT INFORMATION(1)

                                                                            MASTER
                                                                            LEASE      MASTER       MASTER
                                                      TOTAL       % OF     PAYMENT      LEASE        LEASE
TOP TENANTS                              RATINGS    TENANT SF   TOTAL SF     PSF       PAYMENT    EXPIRATION
-------------------------------------   ---------   ---------   --------   -------   ----------   ----------

Pamida Stores Operating Co., LLC ....   Not Rated   2,383,350    100.0%     $3.52    $8,391,461   05/31/2021

(1)  Information obtained from underwritten Master Lease except for Ratings unless otherwise stated.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------

                                 PROPERTY DETAIL

                                                                   CUT-OFF DATE       YEAR
                                  PROPERTY        PROPERTY           ALLOCATED     BUILT/YEAR    PROPERTY    APPRAISED
          PROPERTY NAME             TYPE          LOCATION         LOAN BALANCE     RENOVATED      SIZE        VALUE
------------------------------   ----------   -----------------   -------------   -----------   ---------   -----------

Pamida -- Headquarters .......   Industrial       Omaha, NE        $ 5,693,026    1966/1973       215,000   $ 8,250,000
Pamida -- Wahpeton ...........     Retail        Wahpeton, ND        1,587,147    1971/NAP         52,168     2,300,000
Pamida -- Mt Carmel ..........     Retail      Mount Carmel, IL      1,566,445    1979/NAP         58,150     2,270,000
Pamida -- Glasgow ............     Retail        Glasgow, MT         1,531,942    1998/NAP         34,498     2,220,000
Pamida -- Glenwood ...........     Retail        Glenwood, MN        1,449,134    1996/NAP         42,456     2,100,000
Pamida -- Minerva ............     Retail        Minerva, OH         1,380,128    2000/NAP         35,551     2,000,000
Pamida -- Archbold ...........     Retail        Archbold, OH        1,338,724    2000/NAP         36,047     1,940,000
Pamida -- Detroit Lakes ......     Retail     Detroit Lakes, MN      1,311,121    1974/2000        43,800     1,900,000
Pamida -- Powell .............     Retail         Powell, WY         1,249,015    1986/NAP         28,500     1,810,000
Pamida -- Fergus Falls .......     Retail     Fergus Falls, MN       1,235,214    1986/NAP         32,500     1,790,000
Pamida -- Manistique .........     Retail       Manistique, MI       1,235,214    2000/NAP         36,047     1,790,000
Pamida -- Perry ..............     Retail         Perry, IA          1,207,612    1998/NAP         34,919     1,750,000
Pamida -- Newaygo ............     Retail        Newaygo, MI         1,200,711    2000/NAP         36,047     1,740,000
Pamida -- Attica .............     Retail         Attica, IN         1,193,810    1999/NAP         34,994     1,730,000
Pamida -- Monticello .........     Retail       Monticello, IL       1,186,910    1999/NAP         34,998     1,720,000
Pamida -- Madison ............     Retail        Madison, SD         1,173,108    1975/2004        32,280     1,700,000
Pamida -- Clare ..............     Retail         Clare, MI          1,173,108    2000/NAP         36,047     1,700,000
Pamida -- Hart ...............     Retail          Hart, MI          1,173,108    2000/NAP         35,551     1,700,000
Pamida -- Woodsfield .........     Retail       Woodsfield, OH       1,166,208    2000/NAP         36,047     1,690,000
Pamida -- Allegan ............     Retail        Allegan, MI         1,138,605    2000/NAP         36,047     1,650,000
Pamida -- Park Rapids ........     Retail      Park Rapids, MN       1,138,605    1978/NAP         33,320     1,650,000
Pamida -- Tuscola ............     Retail        Tuscola, IL         1,117,903    2000/NAP         35,551     1,620,000
Pamida -- Montpelier .........     Retail       Montpelier, OH       1,104,102    2000/NAP         36,047     1,600,000
Pamida -- Arcadia ............     Retail        Arcadia, WI         1,104,102    2000/NAP         35,551     1,600,000
Pamida -- Rockville ..........     Retail       Rockville, IN        1,104,102    1999/NAP         34,923     1,600,000
Pamida -- Vermillion .........     Retail       Vermillion, SD       1,104,102    1984/NAP         32,900     1,600,000
Pamida -- Greenfield .........     Retail       Greenfield, OH       1,083,400    2000/NAP         36,047     1,570,000
Pamida -- Lancaster ..........     Retail       Lancaster, WI        1,076,500    1999/NAP         34,498     1,560,000
Pamida -- Kewaunee ...........     Retail        Kewaunee, WI        1,069,599    2000/NAP         36,047     1,550,000
Pamida -- Bloomfield .........     Retail       Bloomfield, IN       1,069,599    1999/NAP         36,747     1,550,000
Pamida -- Waukon .............     Retail         Waukon, IA         1,069,599    1998/NAP         34,498     1,550,000
Pamida -- Oconto .............     Retail         Oconto, WI         1,055,798    2000/NAP         35,551     1,530,000
Pamida -- Dowagiac ...........     Retail        Dowagiac, MI        1,048,897    2000/NAP         35,551     1,520,000
Pamida -- Hodgenville ........     Retail      Hodgenville, KY       1,041,996    1999/NAP         34,994     1,510,000
Pamida -- Loogootee ..........     Retail       Loogootee, IN        1,035,096    1999/NAP         34,998     1,500,000
Pamida -- Petersburg .........     Retail       Petersburg, IN       1,021,294    1999/NAP         34,998     1,480,000
Pamida -- Dyersville .........     Retail       Dyersville, IA       1,000,593    2000/NAP         36,047     1,450,000
Pamida -- Washington .........     Retail       Washington, IA         986,791    1973/1981        35,600     1,430,000
Pamida -- Liberty ............     Retail        Liberty, KY           966,089    2000/NAP         35,551     1,400,000
Pamida -- Havana .............     Retail         Havana, IL           966,089    2000/NAP         35,551     1,400,000
Pamida -- Mitchell ...........     Retail        Mitchell, IN          966,089    2000/NAP         35,551     1,400,000
Pamida -- Marion .............     Retail         Marion, KY           959,189    2000/NAP         36,047     1,390,000
Pamida -- Munfordville .......     Retail      Munfordville, KY        945,387    2000/NAP         35,551     1,370,000
Pamida -- Sullivan ...........     Retail        Sullivan, IL          945,387    1999/NAP         34,994     1,370,000
Pamida -- Morgantown .........     Retail       Morgantown, KY         931,586    1999/NAP         34,994     1,350,000
Pamida -- Scottsville ........     Retail      Scottsville, KY         931,586    1999/NAP         34,994     1,350,000
Pamida -- Clintonville .......     Retail      Clintonville, WI        890,182    1978/NAP         37,820     1,290,000
Pamida -- Smithville .........     Retail       Smithville, TN         855,679    2000/NAP         35,551     1,240,000
Pamida -- Livingston .........     Retail       Livingston, TN         855,679    2000/NAP         35,551     1,240,000
Pamida -- Bethany ............     Retail        Bethany, MO           810,825    1975/NAP         31,568     1,175,000
Pamida -- Centerville ........     Retail      Centerville, TN         793,573    2000/NAP         35,551     1,150,000
Pamida -- Clarion ............     Retail        Clarion, IA           776,322    1991/2000        28,067     1,125,000
Pamida -- Ashland ............     Retail        Ashland, WI           724,567    1975/NAP         35,320     1,050,000
Pamida -- Rawlins ............     Retail        Rawlins, WY           641,759    1971/2003        32,100       930,000
Pamida -- Sturgis ............     Retail        Sturgis, SD           638,309    1984/2002        30,500       925,000
Pamida -- Mount Ayr ..........     Retail       Mount Ayr, IA          583,104    1995/NAP         18,677       845,000
Pamida -- Burlington .........     Retail       Burlington, KS         569,303    1991/2000        31,111       825,000
Pamida -- Estherville ........     Retail      Estherville, IA         552,051    1976/NAP         20,000       800,000
Pamida -- Somerville .........     Retail       Somerville, TN         524,448    2000/NAP         35,551       760,000
Pamida -- Osceola ............     Retail        Osceola, IA           507,197    1978/NAP         16,224       735,000
Pamida -- Memphis ............     Retail        Memphis, MO           507,197    1984/NAP         26,565       735,000
Pamida -- Lander .............     Retail         Lander, WY           493,396    1974/NAP         22,900       715,000
Pamida -- Albany .............     Retail         Albany, MO           293,277    1990/NAP         16,925       425,000
Pamida -- Gallatin ...........     Retail        Gallatin, MO          258,774    1930/1990        17,741       375,000
Pamida -- Ely ................     Retail          Ely, MN             255,324    1945/NAP         10,830       370,000
Pamida -- Plentywood .........     Retail       Plentywood, MT         189,768    1999/NAP         16,050       275,000
                                                                   -----------                  ---------   -----------
TOTAL ........................                                     $68,754,506                  2,383,350   $99,635,000
                                                                   ===========                  =========   ===========

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Pamida Portfolio Mortgage Loan is a $68.81 million, ten-year loan secured by a first mortgage on 65 retail stores and one industrial/flex property that functions as a headquarter/distribution center, containing a total of 2,383,350 square feet located in 16 midwestern, north central and
     Rocky Mountain states. The Pamida Portfolio Mortgage Loan matures on June
     5, 2016 and accrues interest at an annual interest rate, rounded to three decimal places, of 6.588%. The Pamida Portfolio Mortgage Loan is evidenced by two pari passu promissory notes, one in the principal amount of
     $34,406,932 currently held by Citigroup Global Markets Realty Corp. and one in the principal amount of $34,406,932 currently held by Barclays Capital
     Real Estate Inc.

THE BORROWER:

o    The Pamida Portfolio Borrower is Spirit SPE Portfolio 2006-3, LLC, a
     Delaware limited liability company and single purpose, bankruptcy remote entity with at least two independent directors for which a non-consolidation opinion has been provided by the Pamida Portfolio
     Borrower's counsel.

o    Equity ownership is held 100% by Spirit SK Acquisition, LLC as the sole member of the Pamida Portfolio Borrower. Through intermediate ownership levels, equity ownership of the Pamida Portfolio Borrower is held by Spirit
     Finance Corporation, the sponsor of the Pamida Portfolio Mortgage Loan.

o    Spirit Finance Corporation (NYSE: "SFC") is a self-managed and self-advised real estate investment trust. Spirit Finance Corporation operates a portfolio of 684 owned or financed single-tenant properties located in 40 states. Spirit's portfolio includes restaurants, automotive stores, specialty retailers, drug stores, movie theaters, educational facilities and interstate travel plazas. As of the fiscal year ended December 31,
     2005, Spirit Finance Corporation reported revenue of approximately $85.9 million, net income of $27.8 million and stockholder equity of $592.8 million.

MASTER LEASE:

o    The Pamida Portfolio Mortgaged Properties are 100% occupied by Pamida
     Stores Operating Co., LLC, a Delaware limited liability company controlled by Sun Capital Partners Portfolio Company ("Pamida Stores") under a 15-year master lease expiring on May 31, 2021 ("Master Lease"). The current rental rate per square foot is $3.52. Commencing on June 1, 2009, the rental rates per square foot increase every third year thereafter by the lesser of (a)
     1.25 multiplied by the product of (i) base rent in effect immediately prior to the increase and (ii) an increase in the consumer price index or (b) 6%
     of the base rent in effect immediately prior to the increase. There are two
     10-year options to renew the Master Lease under the same rental rate increases as during the initial term.

o    The Master Lease is triple net with Pamida Stores paying all expenses.
     Subject to certain criteria contained in the Master Lease, the tenant has the right to cease operations for business in up to ten percent of the rentable square footage of the leased premises under the Master Lease;
     however, the tenant is still obligated to pay rent under the Master Lease for such properties.

THE PROPERTIES:

o    The Pamida Portfolio Mortgaged Properties consist of 65 retail stores and one industrial/flex property that functions as a headquarter/distribution center, containing a total of 2,383,350 square feet located in 16 midwestern, north central and Rocky Mountain states that are operated by
     Pamida Stores. The Pamida Portfolio Mortgaged Properties reported trailing
     12-months ending May 2006 sales of $3,296,583 per store or $98.82 per square foot.

o    The ratio of the Master Lease payment allocated by loan balance of the retail stores to trailing 12-months sales ratio is 3.59%.

o    The Pamida Portfolio Borrower is generally required at its sole cost and expense to keep the Pamida Portfolio Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

THE COMPANY:

o    Pamida Stores operates 216 retail stores under the store name "Pamida" as of third quarter 2005 in 16 states. The gross square foot average size of each facility is 32,900 square feet. The facilities are generally located in small communities and offer a broad assortment of value-priced general merchandise, including consumables and 116 stores have retail pharmacies.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------

o    In December 2005, Sun Capital Partners Portfolio Company purchased Pamida
     Stores along with the purchase of ShopKo Stores Inc. ("ShopKo") for $1.15 billion in a going private transaction. ShopKo operated two retail store chains in the United States under the store names "ShopKo" and "Pamida".
     ShopKo reorganized through the separation of the operating business, from its real estate assets, as well as the ShopKo operating business from the
     Pamida operating business. Pamida Stores' operations reside in Pamida
     Stores Operating Co., LLC.

o    Sun Capital Partners, Inc. is a private investment firm focused on leveraged buyouts, equity, debt, and other investments in market-leading companies that can benefit from its in-house operating professionals and experience. Sun Capital affiliates have invested in and managed more than
     125 companies worldwide since Sun Capital's inception in 1995, with combined sales in excess of $30.0 billion. Sun Capital's holdings include
     Mervyn's, Anchor Blue, and Garden Fresh. Currently, Sun Capital has more than $3.5 billion of equity capital under management.

PROPERTY MANAGEMENT:

o    Self-managed.

RELEASE OF PROPERTY:

o    Provided that no event of default has occurred and is continuing, the
     Pamida Portfolio Borrower may obtain the release of an individual property from the lien of the related mortgage through partial defeasance of the
     Pamida Portfolio Mortgage Loan in the amount of 125% of the allocated loan amount for the individual property to be released. In connection with such defeasance, the mortgagee must receive a certified copy of an amendment to the Master Lease reflecting the deletion of the individual property to be released, which amendment will reduce the rental obligations of Pamida
     Stores under the Master Lease by an amount equal to the rental obligation associated with the individual property that is to be released.

SUBSTITUTION OF PROPERTY:

o    The related loan documents permit the borrower to obtain a release of one or more of the Pamida Portfolio Mortgaged Properties provided that certain conditions are satisfied, including but not limited to the criteria for substitution set forth below. The Pamida Portfolio Borrower must pay a substitution fee equal to $2,500 per property being substituted plus reimburse the mortgagee for its out-of-pocket costs and expenses, if any, in connection with any such substitution. If the Pamida Portfolio Borrower elects to conduct a property substitution, such that another unencumbered asset or assets (the "Substitute Asset") is substituted for a property being released, the Substitute Asset will be new collateral for the respective Pamida Portfolio Mortgage Loan and must comply with the provisions of the loan agreement relating to substitutions of collateral, which provisions include, but are not limited to: (1) the Substitute Asset must be made subject to the same respective operating lease with no decline in underwritten net cash flow, (2) the appraised value of the Substitute
     Asset shall be equal to or greater than the appraised value of the property being released, (3) after giving effect to the substitution of property, the debt service coverage ratio must not decrease, (4) the Pamida Portfolio
     Borrower must have obtained confirmation from each rating agency that has assigned a rating to the Certificates that such Substitute Asset must not result in the downgrade, withdrawal or qualification of any Certificates,
     (5) no event of default under the related loan documents has occurred and is continuing, (6) the Pamida Portfolio Borrower must have delivered any legal opinion customarily required by the mortgagee in connection with such substitution (including a REMIC opinion), (7) the property being substituted for must be released from the operating lease, (8) ownership of the property being substituted must be transferred out of the Pamida
     Portfolio Borrower to a third party or an affiliate of the Pamida Portfolio
     Borrower, (9) with respect to the Substitute Asset, the mortgagee must have received an engineering report and an environmental report acceptable to the mortgagee and (10) the aggregate amount of net rentable area of the properties being substituted, when combined with any assigned, sublet or substituted property permitted under the related loan documents, may not exceed 20% of the net rentable area of the operating lease during any twelve month period or 30% of the respective net rentable area of the operating lease during the term of the Pamida Portfolio Mortgage Loan.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The loan documents permit a pledge of the indirect equity interests in the
     Pamida Portfolio Borrower, its members, or any affiliated manager or any shareholder, partner, member or non-member manager of the Pamida Portfolio
     Borrower, its members or any affiliated manager by the sponsor to a
     "qualified investor" in connection with a line of credit, revolving credit facility or other corporate facility secured by such a pledge (a "Secured
     Line of Credit"), provided that: (i) no event of default under the Pamida
     Portfolio Mortgage Loan has occurred and is continuing; (ii) any such
     Secured Line of Credit is secured by all, or substantially all, of the equity interests owned by the sponsor; and (iii) the lender has received at least thirty (30) days prior written notice of the proposed Secured Line of
     Credit.

CONFIDENTIALITY:

o    Certain financial information provided by Pamida Stores is subject to a confidentiality agreement.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                              TEMECULA TOWN CENTER

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                              TEMECULA TOWN CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

LOAN SELLER:                            Bank of America

LOAN PURPOSE:                           Refinance

ORIGINAL PRINCIPAL BALANCE:             $67,500,000

FIRST PAYMENT DATE:                     May 1, 2005

TERM/AMORTIZATION:                      120/360 months

INTEREST ONLY PERIOD:                   60 months

MATURITY DATE:                          April 1, 2015

EXPECTED MATURITY BALANCE:              $62,928,721

BORROWING ENTITY:                       Lakha Properties-Temecula TC, LLC

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance:
                                        113 payments
                                        Open: 7 payments

FUTURE MEZZANINE DEBT:                  Yes

UP-FRONT RESERVES:

   TAX RESERVE:                         Yes

   IMMEDIATE REPAIR RESERVE:            $115,983

   OTHER RESERVE(1):                    $42,185

ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:               Yes

   REPLACEMENT RESERVE:                 $3,612

HOLDBACK RESERVE:                       $5,500,000

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)  Represents five months of earthquake insurance premium.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE:                   $67,500,000

CUT-OFF DATE LTV:                       79.9%

MATURITY DATE LTV:                      74.5%

UNDERWRITTEN DSCR:                      1.20x

INTEREST ONLY DSCR(1):                  1.45x

MORTGAGE RATE(2):                       5.652%
--------------------------------------------------------------------------------

(1)  Underwritten DSCR during partial Interest Only Period.

(2)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               Temecula, California

YEAR BUILT/RENOVATED:                   1989/NAP

NET RENTABLE SQUARE FEET:               293,331

CUT-OFF BALANCE PER SF(1):              $230

OCCUPANCY AS OF 06/30/2006:             85.1%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Premier Centers Management, Inc.

UNDERWRITTEN NET CASH FLOW:             $5,612,434

APPRAISED VALUE:                        $84,500,000
--------------------------------------------------------------------------------

(1)  As of June 30, 2006 the property was 91.1% leased.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                              TEMECULA TOWN CENTER

--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                     FULL YEAR      FULL YEAR     ANNUALIZED
                                   (12/31/2004)   (12/31/2005)   (6/30/2006)   UNDERWRITTEN
                                   ------------   ------------   -----------   ------------

Effective Gross Income .........    $5,411,446     $6,720,374    $7,254,256     $8,062,110
Total Expenses .................    $2,008,076     $2,254,637    $2,103,882     $2,267,473
Net Operating Income (NOI) .....    $3,403,370     $4,465,737    $5,150,374     $5,794,637
Cash Flow (CF) .................    $2,923,284     $4,034,542    $5,025,745     $5,612,434
DSCR on NOI ....................          0.73x          0.95x         1.10x          1.24x
DSCR on CF .....................          0.63x          0.86x         1.07x          1.20x

                              TENANT INFORMATION(1)

                                                  TOTAL
                                     RATINGS     TENANT     % OF                 POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                        MOODY'S/S&P     SF     TOTAL SF   RENT PSF      RENT          RENT      EXPIRATION
--------------------------------   -----------   ------   --------   --------   ----------   -----------   ----------

24 Hour Fitness ................    Not Rated    35,292     12.0%     $21.29    $  751,367      12.2%      06/30/2021
Home Goods .....................       A3/A      29,082      9.9      $ 8.35       242,835       3.9       11/30/2013
Sav-On .........................      B2/BB-     21,450      7.3      $ 8.55       183,372       3.0       05/31/2009
Estheliques (Paul Mitchell) ....    Not Rated    14,031      4.8      $18.82       264,000       4.3       04/24/2010
                                                 ------     ----                ----------      ----
TOTAL ..........................                 99,855     34.0%               $1,441,574      23.3%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                                   # OF LEASES   EXPIRING     % OF     CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION                   EXPIRING       SF      TOTAL SF    TOTAL SF     OF TOTAL SF    EXPIRING
--------------------------------   -----------   --------   --------   ----------   ------------   ----------

2006 ...........................         1          1,167      0.4%        1,167         0.4%      $   22,066
2007 ...........................        10         31,227     10.6        32,394        11.0%      $  610,214
2008 ...........................        10         21,215      7.2        53,609        18.3%      $  473,246
2009 ...........................        28         77,741     26.5       131,350        44.8%      $1,675,073
2010 ...........................        11         32,240     11.0       163,590        55.8%      $  816,652
2012 ...........................         2          4,900      1.7       168,490        57.4%      $   98,885
2013 ...........................         1         29,082      9.9       197,572        67.4%      $  242,835
2014 ...........................         3          6,630      2.3       204,202        69.6%      $  232,806
2015 ...........................         4          7,262      2.5       211,464        72.1%      $  239,818
2016 ...........................         3         13,413      4.6       224,877        76.7%      $  359,144
2021 ...........................         1         35,292     12.0       260,169        88.7%      $  751,367
MTM ............................         2          7,142      2.4       267,311        91.1%      $  224,944
Vacant .........................        --         26,020      8.9       293,331       100.0%      $  429,247
                                       ---        -------    -----
TOTAL ..........................        76        293,331    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                              TEMECULA TOWN CENTER

--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 34.0% of the total net rentable square feet, are:

o    24 HOUR FITNESS (not rated) occupies 35,292 square feet (12.0% of square feet, 12.2% of rental income) under a new 15-year lease expiring on June
     30, 2021. The rental rate per square foot of $21.29 increases by 12% every
     60 lease months during the initial lease term and during the three 5-year option periods. 24 Hour Fitness is the world's largest privately owned and operated fitness center chain. 24 Hour Fitness operates 360 fitness centers located in 16 states and three countries in Asia with more than 3.0 million members. 24 Hour Fitness has five types of clubs: Express, Active, Sport,
     Super-Sport and Ultra-Sport. The Temecula Town Center Mortgaged Property
     facility is an Active club, which offers group exercise in an aerobic room, cardio equipment, weight equipment, locker room and shower, personal training, pro shop and kid's club.

o    HOMEGOODS (TJX Companies Inc., NYSE: "TJX") (rated "A3" by Moody's and "A"
     by S&P) occupies 29,082 square feet (9.9% of square feet, 3.9% of rental income) under a ten-year lease expiring on November 30, 2013. The rental rate per square foot of $8.35 is constant during the initial lease term.
     There are four 5-year options to renew the lease with the rental rate per square foot increasing to $8.85, $9.35, $9.85 and 10.35, respectively.
     HomeGoods is also required to pay percentage rent equal to 2% of sales over the sales breakpoint of $12,868,785 ($443 per square foot). HomeGoods is an off-price home fashions store, providing a large selection of quality brand name and designer home fashions and accessories at prices 20-60% less than specialty and department store prices. HomeGoods is an operating division of TJX Companies. TJX Companies operates 799 TJ Maxx, 715 Marshalls, 251
     HomeGoods, 152 AJ Wright and 35 Bob's Stores in the United States, 174
     Winners and 58 HomeSense stores in Canada, and 198 TK Maxx stores in
     Europe. TJX Companies employs approximately 119,000 people. As of the fiscal year ended January 28, 2006, TJX Companies reported revenue of approximately $16.1 billion, net income of $690.4 million, liquidity of
     $465.6 million and stockholder equity of $1.9 billion

o    SAV-ON DRUGS (Supervalu Inc., NYSE: "SVU") (rated "B2" by Moody's and "BB-"
     by S&P) occupies 21,450 square feet (7.3% of square feet, 3.0% of rental income) under a 20-year lease expiring on May 31, 2009. The rental rate per square foot of $8.55 is constant during the initial lease term and during the three 5-year option periods. Sav-on Drugs is also required to pay percentage rent equal to 1.5% of sales over the sales breakpoint of
     $9,168,600 ($427 per square foot). Sav-on Drugs is an operating division of
     Supervalu, the third largest grocery retailer in the United States.
     Supervalu operates as a food and drug retailer. Food store brand names include Acme, Albertson's, Bigg's, Bristol Farms, Cub Foods, Farm Fresh,
     Hornbacher's, Jewel, Scott's, Shaw's, Shop N Save, Shoppers Food and
     Pharmacy, and Sunflower Market. Drug store brand names include Osco, Sav-on and Supervalu. Supervalu operates approximately 2,500 stores and employs approximately 52,000 people. As of the fiscal year ended February 25, 2006,
     Supervalu reported revenue of approximately $19.9 billion, net income of
     $206.2 million, liquidity of $686.1 million and stockholder equity of $2.6 billion.

o    PAUL MITCHELL (not rated) occupies 14,031 square feet (4.8% of square feet,
     4.3% of rental income) under a five-year lease expiring on April 24, 2010.
     The rental rate per square foot of $18.82 is constant during the initial lease term. There is one five-year option to renew the lease with the rental rate per square foot increasing annually by 3%. Paul Mitchell launched a professional hair care system in 1980, and today Paul Mitchell produces more than 90 products sold through 25 domestic distributors to approximately 90,000 hair salons in the United States. Paul Mitchell has also built an educational network including ten Paul Mitchell Schools around the country.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                              TEMECULA TOWN CENTER

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Temecula Town Center Mortgage Loan is a $67.5 million, ten-year fixed rate loan secured by a first mortgage on an anchored retail center located in Temecula, Riverside County, California. The Temecula Town Center
     Mortgage Loan is interest only for the first five years of the loan term, matures on April 1, 2015 and accrues interest at an annual rate, rounded to three decimal places, of 5.652%.

THE BORROWER:

o    The Temecula Town Center Borrower is Lakha Properties -- Temecula TC, LLC,
     a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Temecula Town
     Center Borrower's legal counsel has delivered a non-consolidation opinion.
     Equity ownership is held 61% by Lakha Properties -- Temecula I, LLC and 39%
     by Lakha Properties -- Temecula II, LLC, both of which are Washington limited liability companies. Through a series of intermediate ownership levels, equity ownership is eventually held by Amin S. Lakha, the borrower principal.

o    Mr. Lakha has over 15 years of commercial real estate experience focusing on investment and redevelopment on the West Coast and Northwestern United
     States.

THE PROPERTY:

o    The Temecula Town Center Mortgaged Property consists of a fee simple interest in an anchored retail center consisting of 14 one-story buildings built in 1989. The improvements contain a total of 293,331 net rentable square feet and are situated on 34.29 acres. The anchor tenants are 24 Hour
     Fitness, HomeGoods, Sav-on Drugs and Paul Mitchell, which together occupy
     36.8% of the total square feet. In addition to the anchor tenants, the
     Temecula Town Center Mortgaged Property is currently occupied by approximately 70 non-anchor tenants ranging in size from 566 to 8,794 square feet, which together occupy 55.5% of the total square feet. The
     Temecula Town Center Mortgaged Property is shadow anchored by Vons and
     Target, which are separately owned, non-collateral tenants.

o    The Temecula Town Center Mortgaged Property is located in the southwest part of Riverside County in southern California approximately 3/4-mile north of downtown Temecula. Population within a one, three and file-mile radius of the Temecula Town Center Mortgaged Property is 15,062, 59,612,
     and 129,991, respectively. Average household income within a one, three and file-mile radius of the Temecula Town Center Mortgaged Property is $58,990,
     $80,476 and $82,288, respectively.

o    The Temecula Town Center Borrower is generally required at its sole cost and expense to keep the Temecula Town Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Premier Centers Management, Inc. manages the Temecula Town Center Mortgaged
     Property. Premier Centers Management, Inc., a Temecula Borrower related entity founded in 1991 and headquartered in Bellevue, Washington, currently manages four commercial real estate properties containing approximately
     400,000 square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                              TEMECULA TOWN CENTER

--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Temecula Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed a subordination/intercreditor agreement in form and substance reasonably acceptable to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Temecula Mortgage Loan, results in a maximum loan-to-value ratio greater than 85% and a minimum debt service coverage ratio (as calculated by the mortgagee on a trailing
     12-month basis) less than 1.10x; and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the
     Temecula Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                              TEMECULA TOWN CENTER

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       59

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bear Stearns

LOAN PURPOSE:                           Acquisition

ORIGINAL PRINCIPAL BALANCE:             $62,800,000

FIRST PAYMENT DATE:                     August 1, 2006

TERM/AMORTIZATION:                      60/0 months

INTEREST ONLY PERIOD:                   60 months

ANTICIPATED REPAYMENT DATE(1):          July 1, 2011

EXPECTED ARD BALANCE:                   $62,800,000

BORROWING ENTITY:                       CRE JV Five Branch Holdings LLC

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION(2):                     Lockout/Defeasance: 56 payments
                                        Open: 4 payments
UP-FRONT RESERVES:

   DEBT SERVICE RESERVE:                $337,391

   ENVIRONMENTAL RESERVE:               $3,587,500

ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE(3):            Springing

   REPLACEMENT RESERVE(4):              Springing

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)  After the anticipated repayment date, the loan will hyper-amortize and have a final maturity date of July 1, 2036.

(2)  The borrower may prepay up to $6,280,000 of the loan amount at any time, subject to payment of a yield maintenance charge based upon the greater of
     (i) a treasury-flat make-whole formula which shall be set forth in the loan documents and (ii) with respect to (a) the first $1,000,000, 1.5% of the principal prepaid and (b) the remainder at 3% of the principal amount prepaid through and including June 28, 2008 and 1.5% thereafter. As additional consideration associated with any prepayment, the borrower shall also pay all interest which would have been earned on the loan during the applicable month had the prepayment not occurred.

(3)  Tax reserves are not required so long as (i) the sole tenant at each property is obligated to pay property taxes per its lease; (ii) no event of default exists; (iii) borrower has delivered to lender evidence that such property taxes have been paid; and (iv) the senior unsecured credit rating of the tenant remains "BBB" (or equivalent) or better by S&P, Fitch and
     Moody's. Insurance reserves are not required so long as (i) the sole tenant at each property is obligated to pay property insurance per its lease; (ii)
     no event of default exists; (iii) borrower has delivered to lender evidence that such property insurance premiums have been paid; and (iv) the senior unsecured credit rating of the tenant remains "BBB" (or equivalent) or better by S&P, Fitch and Moody's.

(4)  Replacement reserves are not required so long as (i) the sole tenant at each property is obligated to perform all property maintenance per its lease; (ii) no event of default exists; (iii) borrower has delivered to lender evidence that such property maintenance has been performed; and (iv)
     the senior unsecured credit rating of the tenant remains "BBB" (or equivalent) or better by S&P, Fitch and Moody's.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $62,800,000

CUT-OFF DATE LTV:                       74.1%

ARD LTV:                                74.1%

UNDERWRITTEN DSCR:                      1.31 x

MORTGAGE RATE:                          6.239%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               Various

YEAR BUILT/RENOVATED:                   Various/Various

NET RENTABLE SQUARE FEET:               237,172

CUT-OFF BALANCE PER SF:                 $265

OCCUPANCY AS OF 10/01/2006:             100.0%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Borrower/Owner Managed

U/W NET CASH FLOW:                      $5,189,447

APPRAISED VALUE:                        $84,700,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                        UNDERWRITTEN
                                        ------------
Effective Gross Income ..............    $5,510,054
Total Expenses ......................    $  165,302
Net Operating Income (NOI) ..........    $5,344,752
Cash Flow (CF) ......................    $5,189,447
DSCR on NOI .........................          1.35x
DSCR on CF ..........................          1.31x

                              TENANT INFORMATION(1)

                                   RATINGS          TOTAL       % OF      RENT     POTENTIAL   % POTENTIAL       LEASE
TOP TENANTS(2)                FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF     PSF       RENT          RENT      EXPIRATION(3)
---------------------------   -----------------   ---------   --------   ------   ----------   -----------   -------------

Charter One Bank ..........       AA/Aa2/AA-       127,538      53.8%    $28.12   $3,586,934       63.8%       06/30/2011
Citizens Bank .............       AA/Aa2/AA-       109,634      46.2%    $18.57   $2,035,570       36.2        07/31/2011
                                                   -------     -----              ----------      -----
TOTAL .....................                        237,172     100.0%             $5,622,504      100.0%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Charter One Bank was acquired by Citizens Financial Group, the parent company of Citizens Bank, on August 31, 2004. Citizens Financial Group is a
     wholly owned subsidiary of Royal Bank of Scotland.

(3)  There are four, 5-year renewal options for each property. The Lockport,
     Illinois property is a Charter One Bank with a lease expiration of July 31,
     2011.

                           LEASE ROLLOVER SCHEDULE(1)

                      # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
 YEAR OF EXPIRATION     EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
-------------------   -----------   --------   --------   ----------   -------------   ----------

2011 ..............        52        237,172    100.0%      237,172        100.0%      $5,622,504
Vacant ............        --              0      0.0       237,172        100.0%      $        0
                          ---        -------    -----
TOTAL .............        52        237,172    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The sole tenant in each of the fifty-two properties, representing 100.0% of the total net rentable square feet, is:

o    CHARTER ONE BANK (rated "AA" by Fitch, "Aa2" by Moody's and "AA-" by S&P)
     leases a total of 127,538 square feet (53.8% of square feet, 63.8% of income) under 30 separate leases each with an expiration date of June 30,
     2011 (with the exception of one property which has an expiration date of
     July 31, 2011). The average rental rate per square foot is $28.12. Charter
     One Bank operates 474 branches and more than 800 ATMs in Illinois, Indiana,
     Michigan and Ohio. Charter One Bank was acquired by Citizens Financial
     Group, the parent company of Citizens Bank, on August 31, 2004. Citizens
     Financial Group is headquartered in Providence, Rhode Island and has more than 1,600 branches, 26,000 employees in a 13-state retail branch network.
     Citizens Financial Group reported 2005 year-end assets of $159 billion.
     Citizens Financial Group is a wholly owned subsidiary of Royal Bank of
     Scotland (NYSE: "RBS-PP"; rated "AA" by Fitch, "Aa2" by Moody's and "AA-"
     by S&P). As of June 30, 2005, the FDIC reported that the thirty Charter One
     Banks had an average market share of 18.6%, with average deposit holdings of $65.8 million.

o    CITIZENS BANK (rated "AA" by Fitch, "Aa2" by Moody's and "AA-" by S&P)
     leases a total of 109,634 square feet (46.2% of square feet, 36.2% of income) under 22 separate leases each with an expiration date of July 31,
     2011. The average rental rate per square foot is $18.57. Citizens Bank is a wholly owned subsidiary of Citizens Financial Group. As of June 30, 2005, the FDIC reported that the twenty-two Citizens Banks had an average market share of 31.5%, with average deposit holdings of $62.3 million.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

                              SUMMARY OF PROPERTIES

                                                                                                                     % OF
                                                                                                               TOTAL PORTFOLIO
                                                                                NET               ALLOCATED     (BY ALLOCATED
                                                                             RENTABLE    YEAR   CUT-OFF LOAN     CUT-OFF LOAN
PROPERTY ADDRESSES                                     CITY          STATE     AREA     BUILT      AMOUNT          AMOUNT)
--------------------------------------------   -------------------   -----   --------   -----   ------------   ---------------

11275 Allen Road ...........................   Southgate               MI       9,721    1980    $ 4,260,000          6.8%
2500 West Maple ............................   Bloomfield Hills        MI       5,501    1945      2,490,000          4.0
8715 Mentor Avenue .........................   Mentor                  OH       9,759    1958      2,250,000          3.6
25350 Ford Road ............................   Dearborn Heights        MI       4,260    1980      2,190,000          3.5
44 North Adams Road ........................   Rochester Hills         MI       4,500    1985      2,025,000          3.2
21800 Greater Mack .........................   Saint Clair Shores      MI       6,200    1975      1,995,000          3.2
40 Union Square ............................   Somerville              MA       5,000    1900      1,980,000          3.2
14600 West Fort Street .....................   Southgate               MI       4,018    1970      1,800,000          2.9
1103 East 9th Street .......................   Lockport                IL       5,250    2000      1,650,000          2.6
18-20 Washington Avenue ....................   Endicott                NY       9,600    1980      1,650,000          2.6
264-266 Genesee Street .....................   Utica                   NY       9,750    1950      1,600,000          2.5
Union and Meadow Avenues ...................   Newburgh                NY       6,384    1972      1,575,000          2.5
568-572 Columbia Road ......................   Dorchester              MA      13,847    1920      1,500,000          2.4
364 Main Street ............................   Beacon                  NY       6,936    1970      1,500,000          2.4
105 Main Street ............................   Belleville              MI       3,912    1980      1,460,000          2.3
23011 Woodward Avenue ......................   Ferndale                MI       4,200    1965      1,400,000          2.2
28455 Schoenherr Road ......................   Warren                  MI       4,636    1975      1,390,000          2.2
690 Richmond Road ..........................   Richmond Heights        OH       3,622    2001      1,340,000          2.1
26000 Gratiot Avenue .......................   Roseville               MI       4,200    1975      1,290,000          2.1
2175 Warrensville Center ...................   University Heights      OH       2,550    1994      1,200,000          1.9
2225 18 Mile Road ..........................   Sterling Heights        MI       2,898    1980      1,200,000          1.9
35 South State Street ......................   Girard                  OH       7,200    1977      1,125,000          1.8
147 Main Street & 52 Rogers Road Parking ...   Gloucester              MA       6,579    1976      1,110,000          1.8
3024 Navarre Avenue ........................   Oregon                  OH       5,440    1980      1,050,000          1.7
37 Bay Street ..............................   Glens Falls             NY       4,935    1950      1,040,000          1.7
20 Main Street .............................   Burgettstown            PA       5,551    1921      1,025,000          1.6
19307 Mack Avenue ..........................   Grosse Pointe Woods     MI       3,000    1970      1,000,000          1.6
26 Central Square ..........................   East Boston             MA       3,000    1950        950,000          1.5
100 West Main Street .......................   Zelienople              PA       4,864    1940        925,000          1.5
23300 Lake Shore Boulevard .................   Euclid                  OH       3,300    1971        915,000          1.5
25290 Lorain Road ..........................   North Olmsted           OH       2,858    2002        900,000          1.4
61 Shunpike Road ...........................   Cromwell                CT       3,054    1970        900,000          1.4
33 Coliseum Avenue .........................   Nashua                  NH       3,668    1980        900,000          1.4
26681 Hoover Road ..........................   Warren                  MI       2,973    1975        890,000          1.4
1299 Columbia Road .........................   Westlake                OH       2,986    1985        855,000          1.4
1420 Massachusetts Avenue ..................   Arlington Heights       MA       2,300    1979        855,000          1.4
365 East 200 Street ........................   Euclid                  OH       2,700    1975        850,000          1.4
3033 East Main Road ........................   Portsmouth              RI       3,900    1979        850,000          1.4
4 East Washington Street ...................   Chagrin Falls           OH       3,200    1960        825,000          1.3
One Constitution Way .......................   Somersworth             NH       5,190    1963        825,000          1.3
156 East Main Street .......................   Clinton                 CT       2,808    1960        780,000          1.2
602 Main Street ............................   Toledo                  OH       3,800    1954        675,000          1.1
411 Dover Center Road ......................   Bay Village             OH       2,400    1978        675,000          1.1
22591 Lorain Road ..........................   Fairview Park           OH       2,400    1982        670,000          1.1
117 Montcalm Street ........................   Ticonderoga             NY       3,792    1938        670,000          1.1
21500 Grand River ..........................   Detroit                 MI       3,465    1965        650,000          1.0
20222 Plymouth Road ........................   Detroit                 MI       3,158    1960        590,000          0.9
84 Pearl Street ............................   Essex Junction          VT       2,120    1984        580,000          0.9
395 Whalley Avenue .........................   New Haven               CT       2,000    1950        550,000          0.9
10641 Joy Road .............................   Detroit                 MI       3,431    1950        525,000          0.8
16 Railroad Avenue .........................   Plainfield              CT       2,856    1980        500,000          0.8
Junction Route 9 & 125 .....................   Barrington              NH       1,500    1977        400,000          0.6
                                                                              -------            -----------        -----
TOTAL ......................................                                  237,172            $62,800,000        100.0%
                                                                              =======            ===========        =====

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Citizens Bank Portfolio Mortgage Loan is a $62.8 million, five-year loan secured by cross-collateralized, cross-defaulted first mortgages on 52 bank branch properties located in 10 states throughout the United States.
     The Citizens Bank Portfolio Mortgage Loan is interest-only for the first 60 months and has an anticipated repayment date of July 1, 2011. After the anticipated repayment date, the Citizen Bank Portfolio Mortgage Loan will hyper-amortize and have a final maturity date of July 1, 2036.

THE BORROWER:

o    The Citizens Bank Portfolio Borrower, CRE JV Five Branch Holdings LLC, is a
     Delaware limited liability company and single purpose entity with at least two independent directors for which a non-consolidation opinion has been provided by the Citizens Bank Portfolio Borrower's counsel.

o    The sponsors of the Citizens Bank Portfolio Mortgage Loan are a joint venture between American Financial Realty Trust ("AFR") and Dillon Reed, a
     wholly owned subsidiary of UBS. The borrower is 99% controlled by AFR, a real estate investment trust, which was formed in 2002 to acquire and operate properties leased primarily to regulated financial institutions. As of March 31, 2006, AFR's real estate assets included 1,149 properties (470 office buildings totaling 32.5 million square feet and 679 bank branches totaling 4.7 million square feet) located in 39 states and the District of
     Columbia. As of June 30, 2006, AFR reported total assets of over $4.3 billion and owners' equity of over $836 million.

THE PROPERTIES:

o    The properties consist of the fee simple interest in 52 bank branch properties (22 Citizens Bank branches and 30 Charter One Bank branches)
     located in 10 states throughout the United States. A retail bank branch generally consists of a free standing building that has a bank as the main or sole tenant. Many have a drive-thru that permits customers to perform their banking activities with either a bank teller or an ATM machine without getting out of their car. The vaults, secure teller windows and other customary security installations and banking equipment typically require significant capital expenditures to install, making bank branches a specialty-use retail property.

o    Across the 52 property portfolio, the average number of households and household income within a five-mile radius of each property is approximately 84,975 and over $67,000, respectively. Based on FDIC publications as of June 2005, the average deposit level for the Citizens
     Bank Portfolio bank branches was $64.3 million which was approximately 33%
     higher than the average competing branches in each market. Additionally, as of June 2005 the FDIC website indicated that the Citizens Bank Portfolio bank branches had an average of 24.1% of the market share in each respective market. Despite ongoing consolidation in the banking industry, according to the FDIC, total bank branches in the United States has increased from 76,986 as of December 31, 2000 to 84,710 as of June 30,
     2006.

PROPERTY MANAGEMENT:

o    Borrower/Owner Managed (First States Management, an affiliate of AFR, may be appointed based on lender pre-approval).

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

RELEASE OF PROPERTIES:

o    The Citizens Bank Portfolio Borrower is permitted to obtain a release of any mortgaged property during the term of the Citizens Bank Portfolio
     Mortgage Loan, subject to the satisfaction of certain conditions set forth in the mortgage loan documents, including, among others, payment of a release price of at least 115% of the allocated loan amount and satisfaction of certain loan-to-value and debt service coverage ratio requirements. The debt service coverage ratio immediately after the release must be greater than or equal to the Release DSCR (as defined in the loan documents) (initially 1.30x). The loan-to-value immediately after the release must be less than or equal to the Loan to Value Percentage (as defined in the loan documents) (initially 75%).

SUBSTITUTION OF PROPERTIES:

o    The borrower is permitted substitutions (no more than 10% of the Citizens
     Bank Portfolio Mortgage Loan amount during any 12-month period and no more than 30% of the Citizens Bank Portfolio Mortgage Loan amount during the loan term) with replacement properties that are similar in property type, lease terms and tenant credit if: (i) the debt service coverage ratio of the portfolio, after giving effect to the substitution, is not less than the DSCR immediately before the substitution; (ii) the appraised value of the substitute property will be equal to or greater than the appraised value of the substituted property; (iii) delivery of acceptable environmental and engineering reports; (iv) if the replacement property is a single tenant property, the lease must be comparable to current property's lease, the new tenant must have at least the lesser of "AA" (or equivalent) rating or comparable credit quality as the substituted property's tenant; (v) delivery of acceptable legal opinions; and (vi)
     confirmation from the rating agencies of no withdrawal, qualification or downgrade of the then-current ratings of the certificates.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                           ESSEX GREEN SHOPPING CENTER

--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                          ESSEX GREEN SHOPPING CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America

LOAN PURPOSE:                           Acquisition

ORIGINAL PRINCIPAL BALANCE:             $57,525,000

FIRST PAYMENT DATE:                     October 1, 2006

TERM/AMORTIZATION:                      120/0 months

INTEREST ONLY PERIOD:                   120 months

MATURITY DATE:                          September 1, 2016

EXPECTED MATURITY BALANCE:              $57,525,000

BORROWING ENTITY:                       RREEF America REIT III
                                        Corp. JJ

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout: 24 payments
                                        GRTR 1% PPMT or
                                        Yield Maintenance:
                                        92 payments
                                        Open: 4 payments

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $57,525,000

CUT-OFF DATE LTV:                       63.7%

MATURITY DATE LTV:                      63.7%

UNDERWRITTEN DSCR:                      1.35x

MORTGAGE RATE:                          5.900%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               West Orange, New Jersey

YEAR BUILT/RENOVATED:                   1957/2000

NET RENTABLE SQUARE FEET:               351,430

CUT-OFF BALANCE PER SF:                 $164

OCCUPANCY AS OF
08/31/2006(1):                          98.6%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Onyx Management Group,
                                        LLC and RREEF
                                        Management Company

UNDERWRITTEN NET CASH
   FLOW:                                $ 4,640,141
APPRAISED VALUE:                        $90,300,000
--------------------------------------------------------------------------------

(1)  The Mortgaged Property was 98.6% leased and 90.5% occupied as of August 31,
     2006.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                           ESSEX GREEN SHOPPING CENTER

--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR     ANNUALIZED
                                 (12/31/2004)   (12/31/2005)   (04/30/2006)   UNDERWRITTEN
                                 ------------   ------------   ------------   -------------

Effective Gross Income .......    $7,583,543     $7,762,591     $7,990,471     $8,269,028
Total Expenses ...............    $3,204,301     $3,242,349     $3,624,070     $3,401,211
Net Operating Income (NOI) ...    $4,379,242     $4,520,242     $4,366,401     $4,867,817
Cash Flow (CF) ...............    $4,379,242     $4,520,242     $4,366,401     $4,640,141
DSCR on NOI ..................          1.27x          1.31x          1.27x          1.41x
DSCR on CF ...................          1.27x          1.31x          1.27x          1.35x

                              TENANT INFORMATION(1)

                           RATINGS       TOTAL       % OF                 POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS              MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT          RENT      EXPIRATION
----------------------   -----------   ---------   --------   --------   ----------   -----------   ----------

Macy's ...............     Baa1/BBB      91,000      25.9%     $ 3.49    $  317,590       5.7%      01/28/2016
ShopRite .............    Not Rated      67,000      19.1      $14.38       963,125      17.4       08/31/2030
AMC Theater ..........       B3/B        43,500      12.4      $33.00     1,435,500      25.9       10/31/2012
Sears ................     Ba1/BB+       28,586       8.1      $14.30       408,780       7.4       10/31/2014
                                        -------      ----                ----------      ----
TOTAL ................                  230,086      65.5%               $3,124,995      56.4%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                        # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION        EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
---------------------   -----------   --------   --------   ----------   -------------   ----------

2007 ................         3          9,428      2.7%        9,428          2.7%      $  194,320
2008 ................         4         23,321      6.6        32,749          9.3%      $  495,275
2009 ................         3          7,145      2.0        39,894         11.4%      $  165,391
2010 ................         3         13,242      3.8        53,136         15.1%      $  299,038
2011 ................         3         17,660      5.0        70,796         20.1%      $  301,686
2012 ................         5         54,777     15.6       125,573         35.7%      $1,681,736
2013 ................         3         20,949      6.0       146,522         41.7%      $  260,982
2014 ................         2         29,904      8.5       176,426         50.2%      $  445,684
2015 ................         1          4,203      1.2       180,629         51.4%      $  100,872
2016 ................         2         96,665     27.5       277,294         78.9%      $  486,124
2030 ................         1         67,000     19.1       344,294         98.0%      $  963,125
Police Substation ...         1            373      0.1       344,667         98.1%      $       --
MTM .................         1          1,879      0.5       346,546         98.6%      $   43,217
Vacant ..............        --          4,884      1.4       351,430        100.0%      $  107,448
                            ---        -------    -----
TOTAL ...............        32        351,430    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                           ESSEX GREEN SHOPPING CENTER

--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 65.5% of the total net rentable square feet, are:

o    MACY'S (Federated Department Stores, NYSE: "FD") (rated "Baa1" by Moody's and "BBB" by S&P) occupies 91,000 square feet (25.9% of square feet, 5.7%
     of rental income gross potential rent) under a 10-year lease expiring on
     January 28, 2016. The tenant has exercised all of its three renewal options. The current rental rate is a percentage rent of 3% of gross sales up to $2,500,000 and 2.5% of gross sales over $2,500,000. Federated
     Department Stores, Inc., a retail organization, operates department and retail stores. It offers various merchandise, including men's, women's, and children's apparel and accessories; cosmetics; home furnishings; and other consumer goods. As of June 6, 2006, Macy's operated approximately 850 retail stores in 45 states, the District of Columbia, Guam and Puerto Rico under the names of Macy's, Bloomingdale's, Famous-Barr, Filene's, Foley's,
     Hecht's, Kaufmann's, L.S. Ayres, Marshall Field's, Meier & Frank,
     Robinsons-May, Strawbridge's, and The Jones Store. Federated Department
     Stores was founded in 1820 and is based in Cincinnati, Ohio. According to
     2005 year end financial reports dated January 28, 2006, Macy's reported
     $248 million liquidity and $13.5 billion stockholder equity. Annualized sales for the six-month period ending June 30, 2006 were $235 per square foot.

o    SHOPRITE (Wakefern Food Corporation) occupies 67,000 square feet (19.1% of square feet, 17.4% of rental income) under a 30-year lease expiring on
     August 31, 2030 with two 5-year renewal options. The current rental rate per square foot of $14.38 increases 5% every five years of the initial lease term and during each renewal period. ShopRite is required to pay percentage rent of 1.25% of gross sales of the preceding year. Wakefern
     Food Corporation is one of the largest retailer-owned supermarket cooperatives in the United States. The ShopRite co-op is now owned by 38 independent grocers who operate more than 200 ShopRite
     supermarkets/pharmacies in seven eastern states. Annualized sales for the six-month period ending June 30, 2006 were $1,155 per square foot.

o    AMC THEATRE (AMC Entertainment, Inc.) (rated "B3" by Moody's and "B" by
     S&P) occupies 43,500 square feet (12.4% of square feet, 25.9% of rental income) under a 15-year lease expiring October 31, 2012 with two 5-year renewal options. The current rental rate per square foot of $31.00 increases by $2.00 per square foot every five years including the renewal periods. AMC Theater is required to pay a percentage rent equal to 7.5% of gross sales in excess of the annual rent. AMC Entertainment, Inc. is the second largest movie theater chain in the United States with approximately
     415 theaters that house over 5,500 screens. Approximately three quarters of these theaters are multiplexes (units with more than 14 screens and stadium seating). AMC Entertainment, Inc.'s theaters can be found in approximately
     30 states and the District of Columbia, as well as in Canada, Europe, Asia and South America. Earlier this year, AMC Entertainment, Inc. merged with
     Loews Cineplex Entertainment Corporation. In 2005 AMC Entertainment, Inc.
     had sales of $1.8 billion and a net income of $70.6 million. Annualized sales for the six-month period ending June 30, 2006 were $540,777 per screen.

o    SEARS HARDWARE (Sears Holdings Corp., NASDAQ: "SHLD") (rated "Ba1" by
     Moody's and "BB+" by S&P) occupies 28,586 square feet (8.1% of square feet,
     7.4% of rental income) under a 15-year lease expiring on October 31, 2014 with three 5-year renewal options. The current rental rate per square foot of $14.30 increases 10% every five years during the initial term of the lease, 10% for the first renewal period and 15% for the second and third renewal periods. Sears Hardware is a subsidiary of Sears Holdings
     Corporation. Sears Holdings Corporation operates as a retailer in the
     United States and Canada. Sears operates full-line stores that offer an array of products, including home appliances, consumer electronics, tools, fitness, lawn and garden equipment, automotive services and products, such as tires and batteries, and home fashion products, as well as apparel, footwear, health, beauty, pantry, household products and toys. The Kmart segment operates stores that offer general merchandise, including products sold under labels, such as Jaclyn Smith, Joe Boxer and Martha Stewart
     Everyday, as well as in-store pharmacies. Sears operates approximately
     3,900 full-line and specialty retail stores in the United States and Canada and employs approximately 355,000 people. As of the fiscal year ended
     January 28, 2006, Sears Holdings Corporation reported revenue of approximately $49.1 billion, net income of $858.0 million and stockholder equity of $11.6 billion. The Sears Hardware space is currently dark, however the tenant is still paying rent.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                           ESSEX GREEN SHOPPING CENTER

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Essex Green Shopping Center Mortgage Loan is a $57.5 million, ten-year fixed rate loan secured by a first mortgage on a retail shopping center located in West Orange, Essex County, New Jersey. The Essex Green Shopping
     Center Mortgage Loan is interest only for the entire loan term and matures on September 1, 2016 and accrues interest at an annual rate of 5.900%.

THE BORROWER:

o    The Essex Green Shopping Center Borrower is RREEF America REIT III Corp.
     JJ, a Maryland corporation, and single purpose bankruptcy remote entity with at least one independent director for which the Essex Green Shopping
     Center legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by RREEF America REIT III, Inc., a Maryland corporation and borrower sponsor, located in Chicago, Illinois.

o    RREEF America L.L.C. serves as a real estate investment advisor to RREEF
     America REIT III, Inc. and its North American group, RREEF North America, is the real estate and infrastructure division of Deutsche Bank AG in the
     United States. RREEF America L.L.C. is a full service real estate investment advisor established in 1975 to provide institutions with real estate expertise. RREEF America L.L.C. currently manages over $27.5 billion in assets and has a small group of partners who average 23 years of real estate experience who make all the investment decisions. According to the financial reports dated March 31, 2006, the real estate investment trust reports a $17.44 million liquidity and real estate investments of
     $2,055,383,000.

THE PROPERTY:

o    The Essex Green Shopping Center Mortgaged Property consists of a fee simple interest in a retail shopping center built in 1957 and most recently renovated in 2000. The collateral improvements contain a total of 351,430 net rentable square feet and are situated on 33.60 acres. The Essex Green
     Shopping Center is occupied by 32 tenants and anchored by Macy's, ShopRite,
     AMC Theatre and Sears.

o    The Essex Green Shopping Center Mortgaged Property is located 15 miles west of New York City in West Orange, New Jersey at the interchange of I-280 and
     Prospect Avenue about 10 miles west of The New Jersey Turnpike (I-95).
     Population within a one-, three- and five-mile radius of the Essex Green
     Shopping Center Mortgaged Property is 8,530, 165,063 and 557,210,
     respectively. Average household income within a one-, three- and five-mile radius of the Essex Green Shopping Center Mortgaged Property is $119,560,
     $89,042 and $80,801, respectively.

o    The Essex Green Shopping Center Borrower is generally required at its sole cost and expense to keep the Essex Green Shopping Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a "special cause of loss" from the insurance policy.

PROPERTY MANAGEMENT:

o    Onyx Management Group, LLC manages the Essex Green Shopping Center
     Mortgaged Property. Onyx Management Group, LLC is headquartered in
     Woodbridge, New Jersey, and was founded in 1990 and offers a real estate services including brokerage, management, and technology to its clients.

COLLATERAL RELEASE:

o    The release of the Macy's store will be permitted upon payment of a release price of 110% of the "Release Price" (as defined in the related loan documents) and compliance with the continuing requirement for a minimum interest only debt service coverage ratio of 1.20x. In January 2006, Macy's exercised its final lease extension option. The Essex Green Shopping Center
     Borrower anticipates redevelopment of the Macy's store at either the expiration of the Macy's Lease, which occurs in January 2016, or at an earlier mutually negotiated time. The Release Price will be determined at that time, and will be based upon the portion of the Essex Green Shopping
     Center Mortgage Loan allocated to the release parcel and the revised cash flow using the revenue from the tenants on the current rent roll (without any income from the Macys store), and subject to the requirement to maintain the minimum interest only debt service coverage of 1.20x with operating expenses adjusted for the reallocation of taxes, common area maintenance charge and other expenses to the remaining collateral property.
     The interest only constant will be based on the actual rate.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       72

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                          ESSEX GREEN SHOPPING CENTER

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                       PUERTO RICO SELF STORAGE PORTFOLIO

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                       PUERTO RICO SELF STORAGE PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

LOAN SELLER:                            Bank of America

LOAN PURPOSE:                           Acquisition

ORIGINAL NOTE PRINCIPAL BALANCE:        $55,500,000

FIRST PAYMENT DATE:                     October 1, 2006

TERM/AMORTIZATION:                      120/360 months

INTEREST ONLY PERIOD:                   60 months

MATURITY DATE:                          September 1, 2016

EXPECTED NOTE MATURITY BALANCE:         $51,989,155

BORROWING ENTITY:                       SS Guaynabo, LLC; SS Ponce, LLC; SS San
                                        Juan, LLC; SS Catano, LLC

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance:
                                        117 payments
                                        Open: 3 payments

UPFRONT RESERVES:

   TAX/INSURANCE RESERVE:               Yes

ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:               Yes

   REPLACEMENT RESERVE:                 $2,542

LOCKBOX:                                Soft

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE:                   $55,500,000

CUT-OFF DATE LTV:                       69.8%

MATURITY DATE LTV:                      65.4%

UNDERWRITTEN DSCR:                      1.32x

MORTGAGE RATE:                          5.999%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Self Storage

PROPERTY SUB-TYPE:                      Self Storage

NUMBER OF PROPERTIES:                   4

LOCATION:                               Various

YEAR BUILT/RENOVATED:                   Various/NAP

UNITS:                                  3,589

CUT-OFF BALANCE PER UNIT:               $15,464

OCCUPANCY AS OF 8/04/2006(1):           78.8%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Simply Storage
                                        Development, LLC

UNDERWRITTEN NET CASH FLOW:             $5,255,313

APPRAISED VALUE:                        $79,460,000

--------------------------------------------------------------------------------

(1)  Occupancy is as of August 5, 2006 for the Puerto Rico Self Storage--Catano
     Mortgaged Property.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       75

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                       PUERTO RICO SELF STORAGE PORTFOLIO

--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                          FULL YEAR      FULL YEAR      FULL YEAR
                                        (02/28/2004)   (02/28/2005)   (02/28/2006)   UNDERWRITTEN
                                        ------------   ------------   ------------   ------------

Effective Gross Income ..............    $3,932,869     $4,922,861     $6,310,745     $6,996,317
Total Expenses ......................    $1,134,793     $1,421,540     $1,506,787     $1,690,758
Net Operating Income (NOI) ..........    $2,798,076     $3,501,321     $4,803,958     $5,305,559
Cash Flow (CF) ......................    $2,798,076     $3,501,321     $4,803,958     $5,255,313
DSCR on NOI .........................          0.70x          0.88x          1.20x          1.33x
DSCR on CF ..........................          0.70x          0.88x          1.20x          1.32x

                              PROPERTY INFORMATION

                                                                                  % OF
                                                TOTAL   % OF TOTAL   RENT PER   POTENTIAL                OWNERSHIP
PROPERTY NAME                        LOCATION   UNITS      UNITS       UNIT        RENT     YEAR BUILT    INTEREST
----------------------------------   --------   -----   ----------   --------   ---------   ----------   ---------

Puerto Rico Self Storage
   Portfolio - Santurce ..........   Santurce   1,187       33.1%      $201        34.9%       2001         Fee
Puerto Rico Self Storage
   Portfolio - Catano ............   Catano       961       26.8       $194        27.2        2003         Fee
Puerto Rico Self Storage
   Portfolio - Guaynabo ..........   Guaynabo     862       24.0       $189        23.8        1997         Fee
Puerto Rico Self Storage
   Portfolio - Ponce .............   Ponce        579       16.1       $166        14.0        2001         Fee
                                                -----      -----                  -----
TOTAL ............................              3,589      100.0%                 100.0%

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       76

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                       PUERTO RICO SELF STORAGE PORTFOLIO

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION
THE LOAN:

o    The Puerto Rico Self Storage Portfolio Mortgage Loan is a $55.5 million, ten-year fixed rate loan secured by a first mortgage on four self storage facilities located in the Commonwealth of Puerto Rico. The Puerto Rico Self
     Storage Portfolio Mortgage Loan is interest only for the first five years of the loan term, matures on September 1, 2016 and accrues interest at an annual rate of 5.999%.

THE BORROWER:

o    The Puerto Rico Self Storage Portfolio Borrowers are SS Catano, LLC, SS
     Guaynabo, LLC, SS San Juan, LLC and SS Ponce, LLC, all of which are
     Delaware limited liability companies and single purpose bankruptcy remote entities with at least one independent director for which the Puerto Rico
     Self Storage Portfolio Borrowers' legal counsel has delivered non-consolidation opinions, individually and collectively, jointly and severally, for the Puerto Rico Self Storage Portfolio Borrower. Equity
     ownership of each Puerto Rico Self Storage Portfolio Borrower is held 100%
     by OBTAV Puerto Rico, LLC, a Puerto Rico limited liability company, as the
     Sole Member. Equity ownership is eventually held 80% by Joe Lewis and 20%
     by Kurt O'Brien. The borrower principal is Kurt O'Brien.

o    Kurt O'Brien is founder and president of OB Development, a full service real estate company O'Brien started in 1999, that specializes in the development, management, and construction of self storage properties. Joe
     Lewis owns the Duval Corporation and is a majority investor in Tavistock
     Group, which has interests in more than 100 companies. Mr. Lewis is on the
     2006 Forbes list of wealthiest people in the world.

THE PROPERTIES:

o    The Puerto Rico Self Storage Portfolio Mortgaged Properties consist of fee simple interests in four self-storage facilities built in phases from 1997 to 2003. The improvements contain a total of 22 buildings, 3,589 units,
     334,217 net rentable square feet and are situated on a total of 11.52 acres. The units range in size from 4 square feet (two feet by two feet) to
     800 square feet (twenty feet by forty feet). Of the 3,589 total units,
     1,533 (43%) are standard storage units and 2,056 (57%) are climate-controlled storage units. The average unit size is 93 square feet.

o    Additional improvements consist of a leasing office and the manager's residence. A code-operated access gate and a video surveillance system provide property protection.

o    CATANO SELF STORAGE is located in San Juan, Puerto Rico in an area locally known as Catano. The Catano Self Storage Mortgaged Property is a 961-unit self storage facility consisting of one four-story, one two-story, and five one-story buildings built in 2003. The improvements contain a total of
     93,718 net rentable square feet and are situated on 3.18 acres. Additional improvements consist of a 1,200 square foot leasing office and the 1,200 square foot two bedroom/1.5 bath manager's residence. The buildings are fully sprinklered. Two code-operated access front gates and a video surveillance system provide property security.

o    GUAYNABO SELF STORAGE is located in San Juan, Puerto Rico in an area locally known as Guaynabo. The Guaynabo Self Storage Mortgaged Property is
     a 862-unit self storage facility consisting of three two-story and six
     1-story buildings built in phases from 1997 and 1999 to 2001. The improvements contain a total of 83,082 net rentable square feet and are situated on 3.58 acres. Additional improvements consist of a 400 square foot leasing office and the manager's 1,500 square foot two bedroom/1.5 bath residence. The buildings are fully sprinklered. Two code-operated access front gates and a video surveillance system provide property security.

o    SANTURCE SELF STORAGE is located in San Juan, Puerto Rico in an area locally known as Santurce. The Santurce Self Storage Mortgaged Property is
     a 1,187-unit self storage facility consisting of one four-story building built in phases from 2001 to 2003. The improvements contain 103,950 net rentable square feet and are situated on 1.23 acres. Additional improvements consist of a 900 square foot leasing office and the manager's two bedroom/two bath manager's residence. The buildings are fully sprinklered. A code-operated access front gate and a video surveillance system provide property security.

o    PONCE SELF STORAGE is located in Ponce, Puerto Rico. The Ponce Self Storage
     Mortgaged Property is a 579-unit self storage facility consisting of one three-story and four one-story buildings built in 2001. The improvements contain a total of 53,467 net rentable square feet and are situated on 3.53 acres. Additional improvements consist of a 560 square foot leasing office and the 1,064 square foot two bedroom/one bath manager's residence. The buildings are fully sprinklered. Two code-operated access front gates and a video surveillance system provide property security.

o    The Puerto Rico Self Storage Portfolio Borrower is generally required at its sole cost and expense to keep the Puerto Rico Self Storage Portfolio
     Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       77

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                       PUERTO RICO SELF STORAGE PORTFOLIO

--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o    Simply Storage Management, LLC manages the Puerto Rico Self Storage
     Portfolio Mortgaged Properties. Simply Storage Management, LLC, a Borrower
     related entity founded in 1999 and headquartered in Orlando, Florida, currently manages approximately 3.0 million square feet of self-storage space, 3,000 multifamily units, 100,000 square feet of office space and
     200,000 square feet of retail and industrial space.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       78

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                       PUERTO RICO SELF STORAGE PORTFOLIO

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       79

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                              CAMP GROUP PORTFOLIO

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       80

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                              CAMP GROUP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America

LOAN PURPOSE:                           Refinance

ORIGINAL NOTE PRINCIPAL BALANCE:        $45,800,000

FIRST PAYMENT DATE:                     October 1, 2006

TERM/AMORTIZATION:                      120/300 months

INTEREST ONLY PERIOD:                   24 months

MATURITY DATE:                          September 1, 2016

EXPECTED NOTE A MATURITY BALANCE:       $38,820,827

BORROWING ENTITY:                       Wicosuta Real Estate Co., LLC et. al.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout: 25 payments
                                        GRTR 1% PPMT or
                                        Yield Maintenance:
                                        92 payments
                                        Open: 3 payment

UPFRONT RESERVES:

   TAX RESERVE:                         Yes

ONGOING MONTHLY RESERVES:

   TAX RESERVE:                         Yes

   REPLACEMENT RESERVE:                 $18,750

LOCKBOX:                                Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

WHOLE LOAN CUT-OFF DATE BALANCE:                     $49,850,000

NOTE A CUT-OFF DATE BALANCE:                         $45,800,000

NOTE B CUT-OFF DATE BALANCE:                         $ 4,050,000

                                        WHOLE LOAN    WHOLE LOAN
                                        (EXCLUDING    (INCLUDING
                                        NOTE B)(1)    NOTE B)(1)
                                        ----------   -----------

CUT-OFF DATE LTV:                         79.9%(2)     86.9%(3)

MATURITY DATE LTV:                        67.7%        73.5%

UNDERWRITTEN DSCR:                        1.74x        1.54x

MORTGAGE RATE(2):                        6.392%(4)    6.695%

--------------------------------------------------------------------------------

(1)  The Note B is not part of the trust fund.

(2)  The Cut-off Date LTV using the going concern appraised value is 64.7%.

(3)  The Cut-off Date LTV using the going concern appraised value in 70.4%.

(4)  The interest rate was rounded to three decimal places and is subject to change prior to pricing.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

PROPERTY TYPE:                          Other

PROPERTY SUB-TYPE:                      Camp

LOCATION:                               Various

YEAR BUILT/RENOVATED:                   Various/Various

ACRES:                                  1,053

CUT-OFF BALANCE PER SF:                 $43,495

OCCUPANCY AS OF 05/31/2006:             90.7%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Borrower/Owner Managed

UNDERWRITTEN NET CASH FLOW:             $6,328,008

APPRAISED VALUE(1):                     $57,350,000
--------------------------------------------------------------------------------

(1)  The going concern appraised value is $70,800,000.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       81

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                              CAMP GROUP PORTFOLIO

--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                                                   UNDERWRITTEN
                                                                   ------------
Effective Gross Income ..............                               $29,001,968
Total Expenses ......................                               $22,587,560
Net Operating Income (NOI) ..........                               $ 6,414,408
Cash Flow (CF) ......................                               $ 6,328,008
DSCR on NOI(1) ......................                                      1.76x
DSCR on CF(2) .......................                                      1.74x

(1)  The debt service coverage ratio on net operating income including Note B is
     1.56x.

(2)  The debt service coverage ratio on cash flow including Note B is 1.54x.

                              PROPERTY INFORMATION

                                                                                                                           GOING
                                                                                             ALLOCATED       MARKET       CONCERN
                                                                         YEAR      YEAR         LOAN       APPRAISED     APPRAISED
      CAMP NAME             CITY      STATE        TYPE         ACRES   BUILT   RENOVATED      AMOUNT        VALUE         VALUE
---------------------   -----------   -----   --------------   ------   -----   ---------   -----------   -----------   -----------

Camp Ramaquois ......   Pomona          NY    Day/Co-Ed            38    1922      2001     $10,102,354   $12,650,000   $17,200,000
Camp Winaukee .......   Moultonboro     NH    Resident/Boys        81    1920      2006       7,986,051    10,000,000     6,400,000
Camp Mah-Kee-Nac ....   Lenox           MA    Resident/Boys        42    1973      2002       5,270,793     6,600,000     6,400,000
Camp Winadu .........   Pittsfield      MA    Resident/Boys        71    1968      2005       4,951,351     6,200,000     7,800,000
Camp Danbee .........   Hinsdale        MA    Resident/Girls      256    1968      2005       4,791,630     6,000,000     7,300,000
Lake of the Woods ...   Decatur         MI    Resident/Girls       73    1935      2005       3,993,025     5,000,000     9,500,000
Camp Walt Whitman ...   Piermont        NH    Resident/Co-Ed      266    1950      2005       3,194,420     4,000,000     7,500,000
Camp Wicosuta .......   Hebron          NH    Resident/Girls       90    1931      2005       2,874,978     3,600,000     4,900,000
Camp Cobbossee ......   Winthrop        ME    Resident/Boys       136    1940      2003       2,635,397     3,300,000     3,800,000
                                                                -----                       -----------   -----------   -----------
TOTAL ...............                                           1,053                       $45,800,000   $57,350,000   $70,800,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       82

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                              CAMP GROUP PORTFOLIO

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Camp Group Portfolio Mortgage Loan is a $45.8 million ten-year fixed rate loan secured by a first mortgage on nine summer camps located in five states. The Camp Group Portfolio Mortgage Loan amortizes on a 25-year schedule and is interest only for the first two years of the loan term. The
     Camp Group Portfolio Mortgage Loan matures on September 1, 2016 and accrues interest at an annual rate, rounded to three decimal places, of 6.392%.

THE BORROWERS:

o    The Camp Group Portfolio Borrowers, Danbee Real Estate Co., L.L.C., Winadu
     Real Estate Co., L.L.C., Mah-Kee-Nac Real Estate Co., L.L.C., Wicosuta Real
     Estate Co., L.L.C., Winaukee Real Estate Co., L.L.C., Whitman Real Estate
     Holding Co., L.L.C., Cobbossee Real Estate Co., L.L.C., Lake of the Woods
     Real Estate Co., L.L.C. and Ramaquois Real Estate Co., L.L.C., are all New
     York limited liability companies and single purpose, bankruptcy remote entities with at least one independent director for which legal counsel has delivered a non-consolidation opinion. Equity ownership in each of the
     Borrowers is held 100% by CampGroup, L.L.C., a New York limited liability company. Equity ownership in CampGroup is held by Andrew Benerofe, Roy
     Korins, Juda Klein, and Jeff Bershad each having 23.53% and 5.88% by Bruce
     Zenkel.

o    CampGroup, L.L.C., founded in 1998 by Bruce Zenkel, is the largest owner/operator of for-profit summer camps in the United States. Andrew
     Benerofe serves as Chairman of the Board of Directors and his son, Mark
     Benerofe, chairs Camp Group L.L.C. business development committee. Roy
     Korins is a New York attorney and Juda Klein, along with family members, owns Julius Klein Diamonds.

INDUSTRY INFORMATION

o    According to the American Camp Association ("ACA"), approximately 12,000 camps currently operate in the United States. In total, camps nationwide generate between $10 billion and $12 billion in revenue annually.

o    The ACA is the largest camp association in the world. Membership in the ACA is open to camps of every variety. The ACA provides professional development, educational and networking opportunities for camps and camp professionals and promulgates standards for the accreditation of camps. ACA accreditation is granted to camps that demonstrate substantial compliance with approximately 300 industry accepted standards for facility maintenance, safety, staff training, program quality, administrative procedures, food service, emergency preparedness and transportation.

     At least once every three years, a team of trained professionals makes an in-session visit to each accredited camp to verify compliance. Although any camp can seek ACA accreditation, only 2,340 of the estimated 12,000 camps are ACA accredited. All nine Camp Group Portfolio Mortgaged Properties are
     ACA accredited.

o    Camps nationwide consist of 16 different types that can be categorized as one or more of the following: resident or day camps, traditional or non-traditional camps, general or specialty camps, for-profit or not-for-profit camps, accredited or non-accredited camps, special population or general population camps, and religious or non-sectarian camps. The Camp Group Portfolio Mortgaged Properties consist of eight resident camps and one day camp.

o    Resident summer camps, defined as camps where children sleep overnight at camp for the length of the program, total approximately 7,000 and are located in all 50 states. Resident camps vary in size from 20 to 2,000 campers, may be single sex or co-ed, with tuitions as high as $1,500 per week. Day camps totaling approximately 5,000 nationwide are primarily in states with large metropolitan areas such as California, New York,
     Massachusetts, Illinois and New Jersey.

o    The Camp Group Portfolio Mortgaged Properties consist of nine traditional camps defined as both day and resident camps whose primary use is as a camp. The vast majority of traditional resident camps were founded in the first half of the 20th century, typically in woodland areas near a lake or river.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       83

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                              CAMP GROUP PORTFOLIO

--------------------------------------------------------------------------------

THE PROPERTY:

o    The Camp Group Portfolio Mortgaged Properties consist of fee simple interests in nine summer camps ranging in size from 38 acres to 266 acres located in Massachusetts (3), New Hampshire (3), Maine (1), Michigan (1),
     and New York (1). Each camp is located on a lake and offers camp activities including, but not limited to, canoeing, kayaking, hiking, fishing, softball, golf, swimming, horseback riding, arts and crafts, basketball and camping. In the Camp Group Portfolio, typical resident camps run from four to seven weeks with the exception of the Glen and the Grove (Lake of the
     Woods) which run two weeks.

o    Camp Danbee, Camp Winadu and Camp Mah-Kee-Nac are located in the Berkshire
     Mountains of western Massachusetts. Camp Wicosuta, Camp Winaukee and Camp
     Walt Whitman are located in the White Mountain region of New Hampshire.
     Camp Cobbossee is located in Maine. Lake of the Woods Camp, which includes
     Lake of the Woods Camp for Girls, Greenwoods Camp for Boys, The Glen, and
     The Grove, is located in the Lakes Region of Southwest Michigan. Camp
     Ramaquois is located 30 miles north of New York City.

o    The Camp Group Portfolio camps are accredited by the American Camp
     Association and are classified as resident and day camps for boys and girls. The camps have recently undergone extensive renovations including renovations to the cabins, new dining facilities, new in-door gymnasiums with air-conditioning, and new landscaping.

o    The Camp Group Portfolio has historically demonstrated stable to increasing enrollment as most recently evidenced by the following enrollment figures:
     total enrollment for 2000-2006 was 3,507, 3,648, 3,583, 4,138, 4,162,
     4,208, and 4,342, respectively. The figures exclude enrollment for The Glen and The Grove (Lake of the Woods) which were acquired by Camp Group LLC in
     2005.

o    The Camp Group Portfolio Borrowers are generally required at their sole cost and expense to keep the Camp Group Portfolio Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The Camp Group Portfolio Mortgaged Properties are operated and managed by
     CampGroup, LLC. is the largest owner/operator of for profit summer camps in the United States.

MASTER LEASE

o    The Camp Group Portfolio Mortgaged Borrowers have entered into a 20-year triple net lease ("Master Lease") for the individual properties with CG MT,
     LLC. CG MT, LLC has entered into a Master Sublease with the nine camp operating companies. The Master Sublease provides for the monthly payment of scheduled base rent and scheduled pass through expenses over the loan term. The Master Lease allows the individual properties to remain in the operating company, CG MT, LLC, which makes rental payments to The Camp
     Group Portfolio Borrowers. All payments shall at all times during the term of Camp Group Portfolio Mortgage be made directly to a deposit account controlled by the mortgagee. The Master Lease and Master Sublease are subject and subordinate to the Camp Group Portfolio Mortgage Loan.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    A $4,050,000 Note B to be held outside of the Trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

COLLATERAL RELEASE:

o    The Camp Group Portfolio Borrower may obtain the release of a mortgaged property or properties at any time after October 1, 2008, subject to the satisfaction of certain conditions, including, but not limited to: (i) no more than five such properties may be released during the term of the Camp
     Group Portfolio Loan; (ii) the aggregate amount of all previous prepayments together with the subject prepayment may not exceed $25,000,000; and (iii)
     the Camp Group Portfolio Borrower pays 125% of the allocated loan amount for the applicable release property.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                              CAMP GROUP PORTFOLIO

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       85

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